UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GOGO INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GOGO INC. 105 Edgeview Dr., Suite 300 Broomfield, Colorado 80021

APRIL 16, 2026

Dear Fellow Stockholder:

We are pleased to invite you to Gogo Inc.’s ("Gogo") 2026 Annual Meeting of Stockholders (the “Annual Meeting”), taking place on Thursday, May 28, 2026, at 9:00 a.m. Mountain Time. This year’s meeting will be held in a convenient, fully virtual format—join us from anywhere at www.proxydocs.com/GOGO.

2025 marked a transformative year for Gogo. We completed our transition from being a primarily domestic Air-to-Ground provider into a global multi-orbit, ultra-high bandwidth connectivity company serving the business aviation and military/government markets. We’ve strengthened our position in the inflight connectivity space by expanding our product portfolio, deepening relationships with customers and partners, and executing against a clear technology roadmap. With the continued rollout of Gogo 5G and ongoing investment in Gogo Galileo, we are delivering ultra‑high‑bandwidth, resilient connectivity solutions that are mission‑critical to our customers’ operations—while building momentum for growth across new aircraft, regions, and markets. This progress in the past year provides a strong foundation as we move into 2026 and the years ahead.

This meeting is your opportunity to stay connected and help shape what’s next. Stockholders of record as of April 6, 2026, are eligible to vote and participate at the Annual Meeting.

At the Annual Meeting, we will ask you to vote on (i) the election of the three directors named in this proxy statement; (ii) an advisory vote approving executive compensation; (iii) approval of the amended and restated 2024 omnibus equity incentive plan (“Restated 2024 Plan”); (iv) ratification of the appointment of our independent registered public accounting firm; and (v) transaction of any other business that may properly be brought before the Annual Meeting.

Your perspective matters. Whether you hold a few shares or many, your vote plays a vital role in guiding Gogo’s direction. We encourage you to review the proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2025, and to vote promptly using the method that works best for you—online, by phone, or by mail.

As part of our commitment to accessibility and sustainability, we are providing proxy materials online in accordance with SEC guidelines. On or about April 16, 2026, you should have received a Notice of Internet Availability with easy instructions on how to access materials and submit your vote.

Thank you for being a valued Gogo stockholder. We look forward to your participation and continued support.

Your vote is important to us. Please vote promptly.

Gogo uses the Securities and Exchange Commission (“SEC”) rule permitting companies to furnish proxy materials to their stockholders via the Internet. In accordance with this rule, on or about April 16, 2026, we sent to stockholders of record at the close of business on April 6, 2026, a Notice of Internet Availability of Proxy Materials (“Notice”), which includes instructions on how to access our proxy materials and the 2025 Annual Report online, and how to vote online for the Annual Meeting.

We look forward to your participation.

Sincerely,

Christopher Moore	Oakleigh Thorne
Chief Executive Officer	Chair of the Board

NOTICE OF

Annual Meeting of Stockholders

To the stockholders of Gogo Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Gogo Inc., a Delaware corporation (“Gogo” or the “Company”), will be held online on May 28, 2026, at 9:00 a.m. Mountain Time, at www.proxydocs.com/GOGO for the following purposes:

Gogo Inc.'s
2026 Annual Meeting
Information

Date and time

May 28, 2026, at

9:00 a.m. Mountain Time

Online at

www.proxydocs.com/GOGO

Record date

Close of business on April 6, 2026

Holders of common stock are
entitled to one vote per share.

Attendance

Attendance is limited to stockholders
of record as of the record date,
holders of valid proxies for the Annual
Meeting, and invited guests.

Date of mailing and release

The Notice of Internet Availability of
Proxy Materials was sent to
stockholders of record and the proxy
materials were made available on the
Internet on or about April 16, 2026.

Items of business
Proposals		Board Vote Recommendation	Page Reference
1	Election of the three directors named in this proxy statement	FOR	55
2	Advisory vote approving executive compensation	FOR	56
3	Approval of the Amended and Restated 2024 Omnibus Equity Incentive Plan ("Restated 2024 Plan")	FOR	57
4	Ratification of the appointment of our independent registered public accounting firm, Deloitte & Touche LLP	FOR	66
5	Transaction of any other business that may properly be brought before the Annual Meeting.

The Annual Meeting will be held online at www.proxydocs.com/GOGO.

Our board of directors has fixed the close of business on April 6, 2026 as the record date for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting.

Our board of directors recommends that you vote FOR the election of each of the director nominees named in Proposal 1 of the proxy statement, FOR the approval of 2025 executive compensation as described in Proposal 2 of the proxy statement, FOR the approval of the Restated 2024 Plan as described in Proposal 3 of the proxy statement, and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm as described in Proposal 4 of the proxy statement.

For our Annual Meeting, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. On or about April 16, 2026, we sent to these stockholders (to the extent they were holders of record as of the close of business on the record date) a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and the 2025 Form 10-K, and for voting via the Internet. We also provided access to our proxy materials over the Internet beginning on that date. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials free of charge, if they so choose. The electronic delivery of our proxy materials will significantly reduce our printing and mailing costs.

The Notice of Internet Availability of Proxy Materials also provides the date, time and location of the Annual Meeting; the matters to be acted upon at the Annual Meeting and the board of directors’ recommendation with regard to each matter; a toll-free number, an email address and a website where stockholders may request a paper or email copy of the proxy statement, our Annual Report and a form of proxy relating to the Annual Meeting; and information on how to attend the meeting and vote electronically.

You are cordially invited to attend the Annual Meeting. You are urged to mark, date and sign your proxy card and return it by mail or follow the alternative voting procedures described in this proxy statement or the proxy card (or, if you hold your shares through a bank or broker, following the voting procedures on your voting instruction form or other information provided by your bank or broker).

BY ORDER OF THE BOARD OF DIRECTORS,

Crystal L. Gordon

Executive Vice President, General Counsel, Chief Administrative Officer and Secretary

Broomfield, Colorado

April 16, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2026:

THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE ACCOMPANYING PROXY STATEMENT AND OUR 2025 ANNUAL REPORT TO STOCKHOLDERS ARE ALL AVAILABLE AT www.proxydocs.com/GOGO AND MAY BE ACCESSED USING THE CONTROL NUMBER LOCATED ON EACH PROXY CARD.

2026 PROXY STATEMENT

GOGO INC.

2026 Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Please note that the Annual Meeting of Stockholders (the “Annual Meeting”) will be conducted solely online and can be attended by visiting www.proxydocs.com/GOGO.

Gogo Inc.'s
2026 Annual Meeting
Information

Date and time

May 28, 2026, at

9:00 a.m. Mountain Time

Online at

www.proxydocs.com/GOGO

Record date

Close of business on April 6, 2026

Holders of common stock are
entitled to one vote per share.

Attendance

Attendance is limited to stockholders
of record as of the record date,
holders of valid proxies for the Annual
Meeting, and invited guests.

Date of mailing and release

The Notice of Internet Availability of
Proxy Materials was sent to
stockholders of record and the proxy
materials were made available on the
Internet on or about April 16, 2026.

Items of business
Proposals		Board Vote Recommendation	Page Reference
1	Election of the three directors named in this proxy statement	FOR	55
2	Advisory vote approving executive compensation	FOR	56
3	Approval of the Amended and Restated 2024 Omnibus Equity Incentive Plan	FOR	57
4	Ratification of the appointment of our independent registered public accounting firm, Deloitte & Touche LLP	FOR	66
5	Transaction of any other business that may properly be brought before the Annual Meeting.

How to vote

Vote by using the Internet

www.proxydocs.com/GOGO

Access using the control number located on each proxy card. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 27, 2026.

	Vote by telephone 1-866-966-1388 (with your proxy card in hand) Vote until 11:59 p.m. Eastern Time on May 27, 2026.

	Vote by mail Simply mark your proxy card, date and sign it, and return it in the postage-paid envelope.

2026 PROXY STATEMENT	GOGO INC.	1

2026 PROXY STATEMENT SUMMARY

Board Structure

The board of directors (the “Board”) of the Company currently consists of nine directors, which are divided into three classes: three directors in Class I, three directors in Class II and three directors in Class III, with the terms of the Class I directors expiring at the Annual Meeting. The Company has determined to nominate for reelection at the Annual Meeting all of the current Class I directors.

Election of Class I Directors

The three nominees for election as Class I directors are listed below. If elected, the nominees for election as Class I directors will serve for a term of three years or until their successors are duly elected and qualified. If you sign and return the accompanying proxy, your shares will be voted for the election of the three Class I nominees recommended by the Board unless you choose to withhold authority to vote for any of the nominees. If any nominee for any reason is unable to serve or will not serve, your proxy may be voted for a substitute nominee designated by the Board as the proxy holders may determine. The Board is not aware of any nominee who will be unable to or will not serve as a director. There is no cumulative voting.

In order to be elected, a nominee must receive a plurality of the votes validly cast at the Annual Meeting. Therefore, the three nominees who receive the highest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Class I nominees are as follows:

Name & Occupation	Age	Director Since	Board Committees	Independent
Hugh W. Jones Co-Founder of Basalt Investments	62	2016	Audit, Compensation	Yes
Oakleigh Thorne Former Chief Executive Officer of the Company and Current Chair of the Company's Board of Directors	68	2006	N/A	No
Charles C. Townsend Managing General Partner of Wireless Limited Partnerships	77	2010	Compensation	Yes

Additional information about the three director nominees, as well as the Class II and Class III directors who will continue to serve after the Annual Meeting, is provided in the section titled “Our Board of Directors and Corporate Governance.”

Advisory Vote on Executive Compensation

The Board is asking you to vote to approve the compensation of our named executive officers, often referred to as a “say-on-pay” advisory vote. While the advisory vote is not binding on our Board, the Board and Compensation Committee will take the result of the vote into account when determining future executive compensation arrangements. For more information, see “Proposal 2: Advisory Vote to Approve Executive Compensation.”

Approval of the Restated 2024 Omnibus Equity Incentive Plan

The Board is asking you to vote to approve the Restated 2024 Omnibus Equity Incentive Plan. For more information, see "Proposal 3: Approval of the Amended and Restated 2024 Omnibus Equity Incentive Plan."

Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Board is asking you to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the 2026 fiscal year. For more information, see “Proposal 4: Ratification of the Appointment of Accountants.”

2	GOGO INC.	2026 PROXY STATEMENT

Our Board of Directors and Corporate Governance

Corporate Governance Highlights

Our commitment to corporate governance is reflected in several practices of our Board and its committees, as described below.

7 of our 9 directors are independent

Oversight by Lead Independent Director

Our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee consist solely of independent directors

Regular executive sessions of independent directors

At least 75% Board and committee meeting attendance in 2025 for each current director

Annual Board self-evaluations

Comprehensive Code of Business Conduct and Ethics and Code of Financial Ethics

Resignation policy for uncontested director elections

Single-class voting structure

Anti-hedging and anti-pledging policies

Risk oversight by Board and committees

The following sections provide an overview of our corporate governance structure and processes. Among other topics, we describe how we select directors, how we consider the independence of our directors and key aspects of our Board operations.

Our Board

The Company’s Bylaws provide that the Board will consist of not fewer than three directors, with the exact number to be fixed by the Board. Following the Annual Meeting, assuming the election of our nominees, the Board will consist of nine directors.

The Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) divides the Board into three classes, as nearly equal in number as possible, with the terms of office of the directors of each class ending in different years. Following the Annual Meeting, assuming the election of our nominees, Class I will have three directors, Class II will have three directors, and Class III will have three directors. The terms of directors in Classes I, II, and III end at the annual meetings in 2026, 2027 and 2028, respectively.

Director	Age	Position	Director Since

Class I Directors with terms expiring at the 2026 Annual Meeting

Hugh W. Jones	62	Lead Independent Director	2016

Oakleigh Thorne	68	Chair of the Board	2006

Charles C. Townsend	77	Director	2010

Class II Directors with terms expiring at the 2027 Annual Meeting

Monte J.M. Koch	62	Director	2024

Michele Coleman Mayes	76	Director	2016

Harris N. Williams	56	Director	2010

Class III Directors with terms expiring at the 2028 Annual Meeting

Mark Anderson	50	Director	2021

General (Retired) Michael Minihan	59	Director	2025

Christopher J. Moore	50	Director and Chief Executive Officer	2024

2026 PROXY STATEMENT	GOGO INC.	3

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

At each annual meeting of the stockholders, the successors of the directors whose term expires at that meeting are elected to hold office for a term expiring at the annual meeting of the stockholders held in the third year following the year of their election. The Board is therefore asking you to elect three nominees for director whose terms expire at the Annual Meeting. Hugh W. Jones, Oakleigh Thorne and Charles C. Townsend, three of our current Class I directors, have been nominated for reelection at the Annual Meeting. See "Proposal 1: Election of Directors."

Biographical information for each nominee and continuing director is set forth below. We have also identified for each individual the business experience, qualifications, attributes and skills that underlie the Board’s and Nominating and Corporate Governance Committee’s belief that each individual is a valuable member of the Board.

Class I Director Nominees

Age: 62 Director Since: 2016 Independent: Yes COMMITTEES: Audit Compensation CHAIR

Hugh W. Jones

Hugh W. Jones is a co-founder of Basalt Investments, LLC. Mr. Jones previously served as President of Sabre Airline Solutions from April 2011 to August 2017. From 1996 to 2011, Mr. Jones held a number of other executive positions including President and CEO of Travelocity and COO of Sabre Travel Network and Airline Solutions. Mr. Jones has served on the board of directors of the travel technology company Travelport (formerly Toro Private OpCo, LTD) since May 2019. He began his career in the travel industry at American Airlines in 1988, serving in a variety of finance positions.

Mr. Jones’s specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

•
Core business skills, including financial, operating and management;
•
Expertise in corporate governance and human capital matters; and
•
A deep understanding of the airline technology and ecommerce industries.

4	GOGO INC.	2026 PROXY STATEMENT

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Age: 68 Director Since: 2006 Independent: No

Oakleigh Thorne

Oakleigh Thorne is the Chair of the Board. Mr. Thorne transitioned from his position of Chief Executive Officer of the Company (which he held from 2018 until 2024) to Executive Chair of the Board of Directors upon the acquisition of Satcom Direct Inc. ("Satcom Direct") in December 2024 until January 1, 2026. Mr. Thorne also serves as the CEO of Thorndale Farm, LLC, which oversees investment of Thorne family assets. From 1996 to 2009, Mr. Thorne served as the Co-President of Blumenstein/Thorne Information Partners, LLC, a private equity and venture capital firm. From 2000 to 2007, Mr. Thorne served as Chair and CEO of eCollege.com, a then-publicly traded provider of outsourced eLearning solutions, and he previously served as CEO of Commerce Clearing House Inc. and as a director of ShopperTrak and MachineryLink. Mr. Thorne served as a member of the board of directors of Aircell, our predecessor company, from 2003 until January 2007.

Mr. Thorne’s specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

•
Core business skills, including financial and strategic planning;
•
Finance, financial reporting, and an understanding of capital markets; and
•
A deep understanding of our Company and industry.

Age: 77 Director Since: 2010 Independent: Yes COMMITTEES: Compensation

Charles C. Townsend

Charles C. Townsend currently serves as Managing General Partner of Bluewater Wireless II, L.P. and Whitewater Wireless II, L.P. Mr. Townsend founded Aloha Partners LP in 2001 and served as its Managing General Partner until 2008. Mr. Townsend has served on the Board of Directors of CTIA, a trade association representing the wireless telecommunications industry, from 2017 to the present. Since January 2004, Mr. Townsend has also served as President of Pac 3, LLC.

Mr. Townsend’s specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

•
Core business skills, including financial and strategic planning;
•
A deep understanding of the telecommunications industry; and
•
Extensive knowledge of wireless spectrum valuations and uses.

2026 PROXY STATEMENT	GOGO INC.	5

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Class II Directors - Terms Expiring at the 2027 Annual Meeting

Age: 62 Director Since: 2024 Independent: Yes COMMITTEES: Audit Nominating and Corporate Governance

Monte J. M. Koch

Monte J. M. Koch is a private investor and strategic advisor, who has advised clients and invested in a broad range of industries, including real estate, hospitality, lodging, casino gaming, aviation, transportation and technology. Since March 2014, Mr. Koch has served as a director of international hotel manager and franchisor Choice Hotels International, Inc. He also is a co-founder, and from 2008 to 2017 was a director, of Ten-X.com, an online marketplace for residential and commercial real estate. From 2016 to 2020, Mr. Koch served as a partner of merchant bank BDT & MSD Partners (f/k/a BDT & Company). Mr. Koch also had a long career in investment banking, including roles at Deutsche Bank Securities Inc., the U.S. investment banking and securities arm of Deutsche Bank, where he served as Global Head of Real Estate Investment Banking and Chair of Mergers & Acquisitions for the Americas from 1999 to 2007. From 2005 until 2023, Mr. Koch served as a board member of the National Business Aviation Association, a Washington, D.C.-based trade association serving the business aviation community, where he continues to serve as chair emeritus. Mr. Koch graduated from The College of William & Mary with a Bachelor of Business Administration.

Mr. Koch’s specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

•
Core business skills, including financial, strategic planning, mergers and acquisitions, human capital matters; and
•
A deep understanding of the technology and aviation industries.

6	GOGO INC.	2026 PROXY STATEMENT

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Age: 76 Director Since: 2016 Independent: Yes COMMITTEES: Compensation Nominating and Corporate Governance CHAIR

Michele Coleman Mayes

Michele Coleman Mayes is the former Vice President, General Counsel and Secretary for the New York Public Library (NYPL). She was at NYPL from August 2012 to February 2024 after serving as Executive Vice President and General Counsel for Allstate Insurance Company since 2007. Prior to Allstate, she served as a Senior Vice President and the General Counsel of Pitney Bowes Inc. from 2003 to 2007 and in several legal capacities at Colgate-Palmolive from 1992 to 2003. In 1982, Ms. Mayes entered the corporate sector as managing attorney of Burroughs Corporation. After Burroughs and Sperry Corporation merged, creating Unisys Corporation, she was appointed Staff Vice President and Associate General Counsel for Worldwide Litigation. From 1976 through 1982, she served in the U.S. Department of Justice as an Assistant United States Attorney in Detroit and Brooklyn, eventually assuming the role of Chief of the Civil Division in Detroit. Ms. Mayes joined the Board of Brookfield Wealth Solutions Ltd. (NYSE: BNT) in August 2023, where she also serves on the Governance and Nominating Committee. She chaired the American Bar Association Commission on Women in the Profession from 2014 to 2017 and has served on the Board of Trustees of the American College of Corporate Governance Counsel since 2019 and as a Director for the Center for Reproductive Rights since 2020, where she is currently Chair of the Board. Ms. Mayes served as a director of Assurant, Inc. from 2004 to 2007, where she also served as a member of the Audit Committee and Chair of the Nominating and Governance Committee. Since March 2021, Ms. Mayes has been a non-director member of the Special Litigation Committee of Exelon Corporation.

Ms. Mayes’s specific qualifications, experience, skills and expertise, which we believe qualify her to serve on the Board, include:

•
Legal, analytical and governance skills;
•
Core business skills and leadership experience; and
•
Expertise in human capital matters.

Age: 56 Director Since: 2010 Independent: Yes COMMITTEES: Audit CHAIR

Harris N. Williams

Harris N. Williams serves as Senior Managing Director of WF Investment Management LLC, a diversified asset management business. From 2005 to 2013, Mr. Williams was an executive with Ripplewood Holdings, LLC, a global private equity firm focused on control investments, serving as Managing Director since 2007. Prior to 2005, Mr. Williams was in the Investment Banking division of Credit Suisse, primarily focused on mergers and acquisitions and leveraged buyouts. Mr. Williams’s industry areas of focus have included Technology, Media, Financial Services, Healthcare, Industrials and Hospitality on a global basis. Mr. Williams served on the board of directors of 3W Power Holdings Ltd. from 2011 to 2013, where he also served as Chair of the Audit Committee.

Mr. Williams’s specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

•
Core business skills, including financial and strategic planning; and
•
Expertise in financial management, financial reporting and financial department oversight.

2026 PROXY STATEMENT	GOGO INC.	7

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Class III Directors - Terms Expiring at the 2028 Annual Meeting

Age: 50 Director Since: 2021 Independent: Yes COMMITTEES: Compensation Nominating and Corporate Governance

Mark Anderson

Mark Anderson joined GTCR LLC in 2000 and is currently a Managing Director and Head of the Technology, Media & Telecommunications group. Prior to joining GTCR, Mr. Anderson worked at Gracie Capital and at Bowles Hollowell Conner & Co. He holds an MBA from Harvard Business School and a BS from the McIntire School of Commerce at the University of Virginia. Mr. Anderson currently serves as a director of Vivid Seats (Nasdaq: SEAT), as well as the private companies Equiti, Jet Support Services Inc., Lexipol, Fiber Broadband, Once For All, Rithum and Tricentis. In addition, Mr. Anderson was a director of GTCR’s prior portfolio companies Beeline, CAMP Systems, Cision, Global Traffic Network, Land Lease Group, Landmark Aviation, Lytx, Rural Broadband Investments, Sorenson Communications and XIFIN and was instrumental in other GTCR investments including Skylight Financial, Solera and Transaction Network Services.

Mr. Anderson’s specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

•
Core business skills, including financial and strategic planning;
•
Expertise in human capital matters; and
•
A deep understanding of the technology, aviation and e-commerce industries.

Age: 59 Director Since: 2025 Independent: Yes COMMITTEES: Nominating and Corporate Governance

General (Retired) Michael Minihan

General Michael Minihan is a retired four-star general in the United States Air Force. During his 34-year military career, General Minihan commanded at every level, culminating as Commander, Air Mobility Command. He led more than 110,000 aviators and a fleet of 1,100 aircraft executing global missions. Previously, General Minihan served as Deputy Commander of U.S. Indo-Pacific Command, responsible for operations across a region spanning more than 40 nations and encompassing more than half the world’s population and trade. A command pilot with over 3,400 flying hours in airlift and tanker aircraft, he also led squadrons, wings, and a deployed joint task force. General Minihan currently serves as a Senior Advisor to the following private companies: Reliable Robotics Corporation, Beta Technologies Inc., Radia, California Forever, Victory Venture Healthcare, Airspace Data, Elanah.AI, and Coulson Aviation USA. He is also a Senior Principal at Pallas Advisors, a member of the Senior Advisory Group for Paladin Capital Group, and an advisor to the Center for Asia-Pacific Strategy. General Minihan is Chair of the Candy Bomber.

General Minihan’s specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

•
Core business skills, including leadership and telecommunications experience; and
•
A deep understanding of military and government sectors.

8	GOGO INC.	2026 PROXY STATEMENT

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Age: 50 Director Since: 2024 Independent: No

Christopher J. Moore

Christopher J. Moore serves as our Chief Executive Officer. Mr. Moore joined the company at the close of Gogo’s acquisition of Satcom Direct. Before he transitioned to Gogo, Mr. Moore served as President of Satcom Direct. He started at Satcom Direct in 2012 as Vice President of Satcom Direct International, and following great success in expanding the global footprint, moved to Satcom Direct's world headquarters in 2017, where he became President. Mr. Moore is an experienced executive and has demonstrated a history of supporting successful business growth. Mr. Moore has nearly two decades of experience in the global telecommunications and IT business space. He began his career in product management for Westcon before taking on various commercial roles. Mr. Moore then served as Vice President of Sales at Horizon Mobile, as Vice President of Sales of Trading Apps, and as Global Sales Director of Inmarsat PLC for the aeronautical, maritime, land and government markets. Mr. Moore holds an international business degree from the University of Technology, Sydney, Australia.

Mr. Moore’s specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

•
Core business skills, including financial and strategic planning; and
•
A deep understanding of technology and the satellite industry.

2026 PROXY STATEMENT	GOGO INC.	9

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Selecting Nominees for Director

Our Board has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing and recommending to the Board nominees for director. In accordance with our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee, in evaluating director candidates, recommends to the Board appropriate criteria for the selection of new directors based on the strategic needs of the Company and the Board, periodically reviews the criteria adopted by the Board and, if deemed desirable, recommends changes to such criteria.

Candidate Identification

The Nominating and Corporate Governance Committee is responsible for recommending to the Board nominees for election to the Board at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on the Board. The Nominating and Corporate Governance Committee actively identifies skill sets and/or knowledge bases that it feels are important to add to the Board, and then works with current directors, members of management, search firms, and other knowledgeable persons outside Gogo to identify candidates that have those skill sets and/or knowledge bases. Additionally, candidates may be recommended by independent directors, members of management, search firms, stockholders, or other persons outside Gogo. In evaluating prospective candidates, the Nominating and Corporate Governance Committee typically reviews each candidate’s background and qualifications and may conduct interviews with the candidate as a whole or individually. The Nominating and Corporate Governance Committee may also request candidates to interview with other Board members and members of management. After the foregoing evaluation process, the Nominating and Corporate Governance Committee then either recommends or does not recommend candidates to the full Board. If recommended, the full Board then selects the candidates to be nominated for election by the stockholders or to be elected by the Board to fill a vacancy.

Any stockholder who wishes to recommend a prospective candidate for the Board for consideration by the Nominating and Corporate Governance Committee may do so by submitting the name and qualifications of the prospective candidate in writing to the following address: Corporate Secretary, c/o Gogo Business Aviation LLC, 105 Edgeview Drive, Suite 300, Broomfield, Colorado 80021. Our Bylaws set forth the timing and content requirements for direct nomination of an individual by a stockholder for election to the Board. For more information, see “Other Information for Stockholders—Stockholder Proposals and Director Nominations for 2026.” Director candidates identified by stockholders will be evaluated in the same manner in which the Nominating and Corporate Governance Committee evaluates any other director candidates.

Candidate Evaluation

In evaluating each nominee, the Nominating and Corporate Governance Committee considers various criteria and qualifications for Board membership, including, but not limited to, the following: relevant knowledge and individual qualifications (including professional experience and understanding of the Company’s business environment); personal qualities of leadership (including strength of character, wisdom, judgment, ability to make independent analytical inquiries and the ability to work collegially with others); potential conflicts of interest, existing commitments to other businesses and legal considerations such as antitrust issues; independence under applicable SEC rules and regulations and the Nasdaq listing standards; and overall fit with the composition and expertise of the existing Board. While the Nominating and Corporate Governance Committee does not have a formal diversity policy for Board membership, it looks for potential candidates that help ensure that the Board has the benefit of a wide range of attributes. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best enhance the success of the Company’s business and represent stockholder interests through the exercise of sound judgment.

In addition to the foregoing qualifications, the Nominating and Corporate Governance Committee maintains a list of skills and other features that are important to the composition of the Board to evaluate nominees. These skills and other features and the current Board composition are summarized in the matrix below. The below reflects the composition of the Board following the Annual Meeting assuming the reelection of our nominees. The fact that a particular qualification, skill, experience or perspective is not listed below does not mean that the nominee does not possess it or that the Nominating and Corporate Governance Committee did not evaluate it.

	Mark Anderson	Hugh W. Jones	Monte J.M. Koch	Michele Coleman Mayes	General (Retired) Michael Minihan	Christopher Moore	Oakleigh Thorne	Charles C. Townsend	Harris N. Williams

Senior Leadership and Strategy Experience as a senior executive at a large organization	•	•	•	•	•	•	•	•	•

10	GOGO INC.	2026 PROXY STATEMENT

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

	Mark Anderson	Hugh W. Jones	Monte J.M. Koch	Michele Coleman Mayes	General (Retired) Michael Minihan	Christopher Moore	Oakleigh Thorne	Charles C. Townsend	Harris N. Williams

Public Company Corporate Governance Experience serving on the board of a public company and/or a strong understanding of corporate governance best practices	•	•	•	•		•	•		•

Finance and Accounting Experience in financial accounting and reporting, auditing processes and standards, internal controls and corporate finance	•	•	•	•			•		•

Legal/Regulatory Experience with legal and regulatory compliance	•		•	•			•		•

Finance, Investments, M&A Experience in finance, investments and M&A transactions	•	•	•				•	•	•

Wireless/Telecom/ Aviation/E-commerce Industry Experience in the wireless, telecommunications, satellite, e-commerce and/or airline sectors	•	•	•		•	•	•	•

Strategic Planning and Operations Experience with strategic planning and managing operations	•	•	•	•	•	•	•	•	•

Information Technology/Cybersecurity Experience in information technology, including the importance of maintaining stakeholder trust through protecting their information					•	•			•

Military/Government Experience in the military/government sectors					•	•

Human Capital and Sustainability Experience with human capital matters and sustainability	•	•	•	•

2026 PROXY STATEMENT	GOGO INC.	11

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

Under the Nasdaq listing standards, independent directors must comprise a majority of a listed company’s Board. In addition, the listing standards of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. In order to consider a director independent, the Board must affirmatively determine that they have no material relationship with Gogo Inc. and are independent under the independence criteria for directors established by Nasdaq, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the independence criteria adopted by the Board. The independence criteria adopted by the Board are set forth in the Company’s Corporate Governance Guidelines.

The Board undertook its annual review of director independence in 2026. As part of this review, the Board considered whether there were any relationships between each director or any member of their immediate family and the Company. The Board also examined whether there were any relationships between an organization of which a director is a partner, stockholder or executive officer and the Company. The purpose of this review was to determine whether any such relationships were inconsistent with a determination that a director is independent. As a result of this review, the Board affirmatively determined that all of our director nominees and directors serving during fiscal 2025, other than Messrs. Thorne and Moore, are independent under the Nasdaq listing standards. The Board also affirmatively determined that all directors currently serving on the Audit Committee or who served during fiscal 2025 satisfy the independence requirements of Nasdaq and the SEC relating to audit committee members, and that all directors currently serving on the Compensation Committee or who served during fiscal 2025 satisfy the independence requirements of Nasdaq relating to compensation committee members.

Executive Sessions of Our Non-Management Directors

The Lead Independent Director and the full Board each have the authority to require the Board to meet in executive sessions outside the presence of management. The independent directors meet in regularly scheduled executive sessions without management not less frequently than once per quarter.

Board Leadership Structure

Chair and Chief Executive Officer Roles

As noted in our Corporate Governance Guidelines, the Board has no policy with respect to the separation of the offices of Chair and Chief Executive Officer. The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chair and Chief Executive Officer in any way that is in the best interests of the Company at a given point in time. Currently, Mr. Thorne serves as our Chair, following his transition from Executive Chair, and Mr. Moore serves as our Chief Executive Officer. The Board believes this structure is effective as a means of enabling Mr. Moore to lead the Company under his executive direction and vision, while leveraging Mr. Thorne's prior experience as our Chief Executive Officer and strong rapport with the Board. The presence of our Chief Executive Officer on the Board also allows the Board to effectively fulfill its risk oversight roles, collaborate with management to enhance stockholder value and communicate the Board's view to management. Our Board assesses the Board leadership structure periodically to ensure that it serves the interests of the Company and our stockholders and promotes the creation of long-term stockholder value.

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OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Lead Independent Director Role

Our independent directors have selected Mr. Jones to act as Lead Independent Director pursuant to our Corporate Governance Guidelines. The Board considers it important to ensure independent board leadership alongside that of our Chair, who is not currently independent under the Nasdaq Rules because of his prior executive roles with us, but whose Board leadership remains additive in light of his extensive experience with the Company. The Lead Independent Director has the following authorities and/or responsibilities: presiding over meetings of the Board at which the Chair is not present, including any executive sessions of the independent directors; serving as the primary liaison between the non-independent directors and the independent directors, and coordinating the annual performance reviews of the Chair and the Chief Executive Officer; assist the Chair with approving meeting schedules, agendas and the information furnished to the Board to ensure the Board has adequate time and information for discussion; in cooperation with management, being available for consultation and direct communication with major stockholders as appropriate; and coordinating the activities of the other independent directors and perform such other duties as may be established or delegated by the independent directors.

Risk Oversight

Management’s Role in Risk Oversight

Management of the Company, including the Chief Executive Officer and other executive officers, is primarily responsible for managing risks associated with the business, operations, and financial and disclosure controls. The Company’s executive officers, including the Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, report directly to our Chief Executive Officer, providing visibility into the Company’s risk profile. The head of the Company’s internal audit function regularly reports to the Audit Committee, and each of the Executive Vice President, Chief Financial Officer, the Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and the head of internal audit have executive sessions with the Audit Committee on a regular basis.

Management has established a number of committees as a means to bring risk issues to the attention of senior management. The committees include the Risk Committee, the SOX Steering Committee, the Technology Oversight Committee, the Ethics Committee, the Cybersecurity Cross Functional Team (“Cybersecurity CFT”), and the Disclosure Committee. The foregoing committees meet at least quarterly (or more frequently if needed) other than the Technology Oversight Committee, which convenes upon the occurrence of certain events as outlined in the committee’s charter. The Risk Committee, which is comprised of all members of the senior management team and our leader of Internal Audit, synthesizes operational and strategic issues discussed in other committee meetings to prepare a quarterly risk register that is presented to the Board.

For further information regarding the Cybersecurity CFT and the management of our Cybersecurity risks, please see Item 1C of our Annual Report on Form 10-K filed on February 27, 2026 (the “2025 Form 10-K”).

Risks identified through our risk management processes are prioritized and, depending on the probability and severity of the risk, escalated as appropriate. Senior management discusses these risks regularly with the risk owners within the businesses and at the corporate level. Risk leaders within the businesses and corporate functions are responsible for presenting risk assessments and key risks to senior management and, when appropriate, to the Board or the relevant committee of the Board. Refer to the Risk Factors section of our 2025 Form 10-K for a discussion of key risks that could have a material adverse effect on our business, reputation, financial position and results of operations.

The Board’s Role in Risk Oversight

Risk assessment and risk management are the responsibility of the Company’s management, and the Board has oversight responsibility for those processes. The Audit Committee assists with the oversight of the Company’s enterprise risk management framework (including cybersecurity and data privacy), and the Board has also delegated specific risk oversight responsibility to committees of the Board based on the expertise of those committees. Our committee charters define the risk areas for which each committee has ongoing oversight responsibility, while the Board as a whole focuses on the most significant risks facing the Company. On a regular basis, reports of all committee meetings are presented to the Board, and the Board periodically conducts thorough reviews on key enterprise risks.

•
Audit Committee: Under its charter, the Audit Committee is responsible for reviewing and discussing our risk management practices, including the effectiveness of the systems and policies for risk assessment and risk management; the major financial risk exposures as well as the steps management has taken to monitor and control such exposures; any unusual material transactions; and management, internal auditor and independent auditor reviews regarding policies, procedures and monitoring related to the applicable laws and regulations. The Audit Committee also oversees our legal, regulatory, corporate compliance and ethics programs, as well as the internal audit function. In addition, the Audit

2026 PROXY STATEMENT	GOGO INC.	13

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Committee oversees the Company’s guidelines and policies with respect to assessing and managing cybersecurity risk, including programs established by management to monitor and control such risk.
•
Compensation Committee: The Compensation Committee considers the risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally. For instance, in 2025 the Compensation Committee assessed the risks associated with the Company’s compensation practices and policies for employees, including a consideration of risk-mitigating factors in the Company’s compensation practices and policies (as discussed in “Compensation Discussion and Analysis—Compensation Risk Mitigation Measures”) and concluded that the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.
•
Nominating and Corporate Governance Committee: The Nominating and Corporate Governance Committee is tasked with overseeing and reviewing the Company’s corporate governance practices and policies, and succession planning.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices that the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluations and succession planning, and board committees and compensation.

Our Corporate Governance Guidelines are available on the corporate governance section of our investor relations website at https://ir.gogoair.com.

Code of Business Conduct and Ethics

We have a long-standing commitment to conduct our business in accordance with high ethical principles. Our Code of Business Conduct and Ethics applies to our directors, chief executive officer, chief financial officer, chief accounting officer and all other officers and employees. Our Code of Financial Ethics applies to our chief executive officer, chief financial officer, chief accounting officer and any other key employees performing finance or accounting functions. Copies of the Code of Business Conduct and Ethics and the Code of Financial Ethics may also be accessed on the corporate governance section of our investor relations website at https://ir.gogoair.com. We intend to disclose any future amendments to, or waivers from, the Code of Business Conduct and Ethics and the Code of Financial Ethics within four business days of the waiver or amendment through a website posting to the extent required by the rules and regulations of the SEC.

14	GOGO INC.	2026 PROXY STATEMENT

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Committees of the Board

Our Board currently has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table shows the members of each of the foregoing committees both currently and following the Annual Meeting, and the number of meetings held during fiscal year 2025. The written charters for each of the Audit, Compensation and Nominating and Corporate Governance Committees of our Board also are available on the governance section of our investor relations website at https://ir.gogoair.com.

Committee Memberships

Name, Age and Primary Occupation	Audit	Compensation	Nominating and Corporate Governance	Independent

Mark Anderson, 50 Managing Director of GTCR LLC				Yes

Hugh W. Jones, 62 Co-founder of Basalt Investments, LLC				Yes

Monte J. M. Koch, 62 Private investor and strategic advisor				Yes

Michele Coleman Mayes, 76 Former Vice President, General Counsel and Secretary for the New York Public Library				Yes

General (Retired) Michael Minihan, 59 Retired four-star general in the United States Air Force				Yes

Christopher J. Moore, 50 Chief Executive Officer				No

Oakleigh Thorne, 68 Chair of the Board of Directors				No

Charles C. Townsend, 77 Managing General Partner of Bluewater Wireless II, L.P. and Whitewater Wireless II, L.P.				Yes

Harris N. Williams, 56 Senior Managing Director of WF Investment Management LLC				Yes

Number of Meetings in 2025	9	4	4

Chair	Audit Committee Financial Expert

Member

2026 PROXY STATEMENT	GOGO INC.	15

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Audit Committee

Our Audit Committee is responsible, among its other duties and responsibilities, for overseeing our accounting and financial reporting processes, the audits of our financial statements, the qualifications and independence of our independent registered public accounting firm, the effectiveness of our internal controls over financial reporting and the performance of our internal audit function and independent registered public accounting firm.

Our Audit Committee reviews and assesses the qualitative aspects of our financial reporting, our processes for managing business and financial risks, and our compliance with legal, ethical and regulatory requirements, including oversight of Cybersecurity. Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm.

During fiscal year 2025, our Audit Committee held nine meetings.

Our Audit Committee is currently and following the Annual Meeting will be composed of Messrs. Williams (chair), Jones and Koch. Each member of our Audit Committee meets the Nasdaq independence requirements, is financially literate, and is an independent director under Rule 10A-3 under the Exchange Act.

Our Board has determined that Mr. Williams is an audit committee financial expert as defined by the SEC.

Members Harris N. Williams CHAIR Hugh W. Jones Monte J. M. Koch 9 MEETINGS IN 2025

Compensation Committee

Our Compensation Committee is responsible, among its other duties and responsibilities, for reviewing and approving all forms of compensation to be provided to, and employment agreements with, the executive officers and directors of the Company and its subsidiaries (including our Chief Executive Officer) and establishing the general compensation policies of the Company and its subsidiaries.

During fiscal year 2025, our Compensation Committee held four meetings.

Our Compensation Committee is currently composed of Messrs. Jones (chair), Anderson, and Townsend and Ms. Coleman Mayes, and will have the same composition following the Annual Meeting. Each member of our Compensation Committee meets the Nasdaq independence requirements and is an outside director under Section 162(m) of the Internal Revenue Code. If all directors serving on our Compensation Committee do not meet the “non-employee director” requirements of Rule 16b-3 under the Exchange Act, our Compensation Committee will delegate to a special Section 16b-3 subcommittee consisting of those Compensation Committee members who meet such requirements the authority to approve grants of equity-based compensation subject to Section 16(b) of the Exchange Act.

From time to time, our Compensation Committee also delegates authority to our Chief Executive Officer to approve equity grants to non-executive officers and other employees.

Members Hugh W. Jones CHAIR Mark Anderson Michele Coleman Mayes Charles C. Townsend 4 MEETINGS IN 2025

16	GOGO INC.	2026 PROXY STATEMENT

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible, among its other duties and responsibilities, for identifying and recommending candidates for election to our Board (including candidates proposed by stockholders), reviewing the composition of our Board and its committees, developing corporate governance guidelines and recommending them to our Board for approval, managing the Board’s annual self-evaluation process and developing and periodically reviewing succession plans for our Chief Executive Officer and other executive officers as the Nominating and Corporate Governance Committee deems appropriate, and overseeing and reviewing the Company’s environmental and social strategy.

During fiscal year 2025, our Nominating and Corporate Governance Committee held four meetings.

Our Nominating and Corporate Governance Committee is currently composed of Ms. Mayes (chair) and Messrs. Anderson, Koch and General (Retired) Minihan, and will have the same composition following the Annual Meeting. Each member of our Nominating and Corporate Governance Committee meets the Nasdaq independence requirements.

Members Michele Coleman Mayes CHAIR Mark Anderson Monte J. M. Koch General (Retired) Michael Minihan 4 MEETINGS IN 2025

Meetings of the Board and Attendance at the Annual Meeting

During 2025, there were six meetings of the Board, nine meetings of the Audit Committee, four meetings of the Compensation Committee, and four meetings of the Corporate Governance Committee. All of our current directors attended 75% or more of all of the meetings of the Board and the committees on which they served. It is the Board’s policy that our directors attend our annual meetings. All members of our Board attended the 2025 Annual Meeting of Stockholders.

Plurality Voting for Directors and Director Resignation Policy

The Company’s Bylaws provide for the election of directors by a plurality of the votes cast. This means that the two individuals nominated for election to the Board at the Annual Meeting who receive the highest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected. In addition, it is the Company’s policy that if (i) a director ceases to be employed by their principal employer, commences employment with a new employer or, while remaining employed by the same employer, undergoes a significant change in their position or employment responsibilities, (ii) an independent director ceases to qualify as such, or (iii) a nominee for director, in an uncontested election of directors, receives a greater number of votes “withheld” from their election than votes “for” their election, the affected director will be required to promptly tender to the Board their resignation as director. The Nominating and Corporate Governance Committee will consider the tendered resignation and recommend to the Board whether to accept or reject the resignation, and the Board will make such determination, based on a review of whether the individual continues to satisfy the Board’s membership criteria and any other matters that the Board may consider relevant to its determination.

Succession Planning and Management Development

We are focused on talent development at all levels within our organization. Among the key responsibilities of the Nominating and Corporate Governance Committee is to ensure that management establishes, and such Committee oversees an effective executive succession plan. The Board regularly reviews the succession plans that support our overall business strategy, with a focus on key positions at the senior officer level. The Board recognizes that succession planning and talent management are closely connected to risk management. Potential leaders are given exposure and visibility to Board members through formal presentations and informal events. More broadly, the Board is regularly updated on key talent indicators for the overall workforce.

2026 PROXY STATEMENT	GOGO INC.	17

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Security Ownership Policies

The Company’s policies prohibit all directors and employees (as well as persons living in their household, including immediate family members) from engaging in short sales and transactions in puts, calls or other derivative transactions with respect to the equity of the Company or its affiliates. The Company’s policies also discourage all such insiders from engaging in hedging or monetization transactions involving securities of the Company or its affiliates (such as zero-cost collars and forward sale transactions), which allow a person to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. Any such insider wishing to enter into a hedging or monetization transaction must pre-clear it with the Company’s General Counsel at least two weeks before the proposed transaction. The General Counsel has discretion to reject any such transaction in their judgment. The Company further requires that pledges by directors and executive officers of securities of the Company or its affiliates be pre-approved by the Board or a Board-designated committee.

Communications with the Board

Stockholders who wish to contact our Board may send written correspondence, in care of the Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, c/o Gogo Business Aviation LLC, 105 Edgeview Dr., Suite 300, Broomfield, Colorado 80021. Communications may be addressed to an individual director, to the non-management directors as a group or to the Board as a whole. Communications not submitted confidentially that discuss business or other matters relevant to the activities of our Board will be preliminarily reviewed by the office of the Executive Vice President, General Counsel, Chief Administrative Officer and Secretary and then distributed either in summary form or by delivering a copy of the communication to whom they are addressed. Communications marked as confidential will be distributed, without review by the office of the Secretary, to the director, or group of directors, to whom they are addressed. With respect to other correspondence received by the Company that is addressed to one or more directors, the Board requests that the following items not be distributed to directors: junk mail and mass mailings, product and services complaints, product and services inquiries, résumés and other forms of job inquiries, solicitations for charitable donations, surveys, business solicitations and advertisements.

18	GOGO INC.	2026 PROXY STATEMENT

Executive Officers

Our executive officers are designated by, and serve at the discretion of, our Board. There are no family relationships among any of our directors or executive officers. Our executive officers are as follows:

Executive Officer	Age	Position

Christopher J. Moore	50	Chief Executive Officer

Zachary Cotner	42	Executive Vice President and Chief Financial Officer

Crystal L. Gordon	47	Executive Vice President, General Counsel, Chief Administrative Officer, and Secretary

Hayden Olson	46	Executive Vice President, General Manager, SD Government

Mr. Moore’s biography and related information may be found above in the section titled “Our Board of Directors and Corporate Governance—Class III Directors—Terms Expiring at the 2028 Annual Meeting.” The following is biographical information for our other executive officers:

Zachary Cotner joined us at the close of Gogo’s acquisition of Satcom Direct in December 2024 as the Executive Vice President and Chief Financial Officer. Mr. Cotner brings to Gogo over 20 years of broad-based experience across multiple industries including investment, banking, and aerospace OEMs. He began his career as an analyst in private equity. He successfully rose through the ranks at investment management and biotech firms before joining Erickson Inc., where he held various senior accounting positions before his promotion to Vice President, Corporate Development. Prior to joining Gogo, Mr. Cotner served as Chief Financial Officer at Satcom Direct. Mr. Cotner earned a Bachelor of Business Administration in Finance from Southern Methodist University.

Crystal L. Gordon joined us in November 2022 as Executive Vice President, General Counsel and Secretary and was named to the role of Executive Vice President, General Counsel, Chief Administrative Officer and Secretary in April 2024. Ms. Gordon previously served as Senior Vice President, General Counsel and Head of Government Affairs and Corporate Secretary for Bristow Group Inc. from June 2020 to November 2022. Ms. Gordon was appointed to that position after helping lead the merger between Bristow Group Inc. and Era Group Inc. She previously served as Era’s Senior Vice President, General Counsel and Chief Administrative Officer starting in January 2019. From 2011 through 2018, Ms. Gordon served as the Executive Vice President, General Counsel and Corporate Secretary of Air Methods Corporation, an emergency air medical company operating over 400 aircraft throughout the U.S. Prior to her appointment at Air Methods Corporation, she worked in private practice as a corporate and securities lawyer with Davis Graham & Stubbs LLP, in Denver, Colorado. She also held several compliance roles in the financial services industry prior to attending law school. Ms. Gordon earned her Bachelor of Science degree in Biology from Santa Clara University and a Juris Doctor degree from the University of Denver Sturm College of Law.

Hayden Olson joined us at the close of Gogo’s acquisition of Satcom Direct in December 2024 as the Executive Vice President, General Manager, SD Government. Prior to joining Gogo Mr. Olson held the position of Senior Vice President and General Manager at Satcom Direct from 2021 to 2024. Before joining Satcom Direct, Mr. Olson held various leadership roles in Aerospace and Defense companies from 2005 to 2021, including Erickson Inc., where he served as Vice President and General Manager of Aerosystems from 2019 to 2021. Mr. Olson was founder and former president of Olson Advisory Group, a strategic consulting business in the aerospace industry. Mr. Olson received his Bachelor of Science in Business from the University of Central Florida, and his Master of Business Administration from Rollins College, Crummer Graduate School of Business.

2026 PROXY STATEMENT	GOGO INC.	19

Related Person Transactions

Policies and Procedures for Related Person Transactions

We have adopted a written related person transactions policy pursuant to which our executive officers, directors and principal stockholders, including their immediate family members, will not be permitted to enter into a related person transaction with us without the consent of our Audit Committee. Any proposed transaction between the Company and an executive officer, director, principal stockholder or any of such persons’ immediate family members, in which the amount involved exceeds $120,000, must be presented to our Audit Committee for review, consideration and approval. Our directors, executive officers and employees are required to report any proposed related person transaction to our Audit Committee. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we discover any related person transaction that has not been properly approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Related Person Transactions

Exchange Transaction

On April 1, 2021, we entered into an exchange agreement (the “Exchange Agreement”) with Silver (XII) Holdings, LLC (“GTCR”), an entity affiliated with Mark Anderson, pursuant to which GTCR agreed to exchange $105,726,000 aggregate principal amount of the Company’s 6.00% Convertible Senior Notes due 2022 (the “2022 Convertible Notes”) beneficially owned by GTCR for 19,064,529 shares of the Company’s common stock. Pursuant to the terms of the Exchange Agreement, GTCR has the right to designate one director for election to the Board and to have one Board observer, until GTCR ceases to own at least 40% of the shares of common stock held by GTCR immediately following consummation of the transactions contemplated by the Exchange Agreement (the “Board Fall-Away Date”). In the event the director designated by GTCR is not elected at any meeting of our stockholders to approve such designee, the Board will fill a vacancy, or increase the number of directorships of the Board to create a vacancy that the Board will fill, with GTCR’s designated nominee, provided that we have no obligation to appoint a particular designee if such individual has previously been nominated for election, but was not elected as a director at any meeting of our stockholders. Upon the Board Fall-Away Date, GTCR’s director designee would be required to tender their resignation from the Board, which resignation would be contingent upon the Board’s acceptance. GTCR has designated Mark Anderson to serve on the Board. At any time that GTCR does not have a director designee serving on the Board, it would no longer be entitled to an observer on the Board.

Registration Rights Agreement

On December 31, 2009, we entered into a registration rights agreement with certain of our stockholders, including certain entities affiliated with Oakleigh Thorne and Charles Townsend (as amended to date, the “Registration Rights Agreement”). The registration of shares of our common stock pursuant to the exercise of registration rights would enable the holders to trade these shares without restriction under the Securities Act, when the applicable registration statement is declared effective.

The demand and piggyback registration rights commenced 180 days after the closing of our initial public offering on June 26, 2013 and continue perpetually. We are not required to effect more than two demand registrations in any twelve-month period or any demand registration within 180 days following the date of effectiveness of any other registration statement. If the Board (or an authorized committee thereof), in its reasonable good faith judgment determines that the filing of a registration statement will materially affect a significant transaction or would force the Company to disclose confidential information that is adverse to the Company’s interest, then the Board may delay a required registration filing for periods of up to 90 days, so long as the periods do not aggregate to more than 120 days in a twelve-month period. Generally, in an underwritten offering, the managing underwriter has the right, subject to specified conditions, to limit the number of shares such holders may include. We will pay the registration expenses, other than underwriting discounts and commissions and certain counsel or advisor fees as described therein, of the shares registered pursuant to the demand and piggyback registrations described below.

Demand Registration Rights. Under the terms of the Registration Rights Agreement, stockholders that are a party to the agreement may, under certain circumstances and provided they meet certain thresholds described in the Registration Rights Agreement, make a written request to us for the registration of the offer and sale of all or part of the shares subject to such registration rights (the “Registrable Securities”). If we are eligible to file a registration statement on Form S-3 or any

20	GOGO INC.	2026 PROXY STATEMENT

RELATED PERSON TRANSACTIONS

successor form with similar “short-form” disclosure requirements, the holders of Registrable Securities may make a written request to us for the registration of the offer and sale of all or part of the Registrable Securities provided that the Registrable Securities to be registered under such short-form registration have an aggregate market value, based upon the offering price to the public, equal to at least $15.0 million.

Piggyback Registration Rights. If we register the offer and sale of any of our securities (other than a registration statement relating to an initial public offering or on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) either on our behalf or on the behalf of other security holders, the holders of the Registrable Securities under the Registration Rights Agreement are entitled to include their Registrable Securities in the registration, subject to certain exceptions relating to “block trades” effectuated pursuant to the terms of the GTCR Registration Rights Agreement (as defined below). The managing underwriters of any underwritten offering may limit the number of Registrable Securities included in the underwritten offering if the underwriters believe that including these shares would have a materially adverse effect on the offering. If the number of Registrable Securities is limited by the managing underwriters, the securities to be included first in the registration will depend on whether we or certain holders of our securities initiate the piggyback registration. If we initiate the piggyback registration, we are required to include in the offering (i) first, the securities we propose to sell and (ii) second, the securities all selling security holders propose to sell (including holders of Registrable Securities and GTCR Registrable Securities (as defined below)), pro rata, on the basis of the number of securities owned by each such holder. If a holder of GTCR Registrable Securities initiates the piggyback registration in connection with an underwritten offering, it is required to include in the offering (i) first, the GTCR Registrable Securities the holders thereof propose to sell, (ii) second, the Registrable Securities the holders thereof propose to be included in such registration, pro rata, on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, the securities we propose to sell. If a holder, other than a holder of Registrable Securities or GTCR Registrable Securities, initiates the piggyback registration in connection with an underwritten offering, it is required to include in the offering (i) first, the securities all selling security holders propose to sell (including holders of Registrable Securities and GTCR Registrable Securities), pro rata, on the basis of the number of securities owned by each such holder, and (ii) second, the securities we propose to sell.

GTCR Registration Rights Agreement

On April 9, 2021, and in connection with the Exchange Agreement, we entered into a registration rights agreement (as amended to date, the “GTCR Registration Rights Agreement”) with GTCR and Silver (Equity) Holdings, LP (“Silver Equity” and, together with GTCR, the “GTCR Affiliates”), which are entities affiliated with our director, Mark Anderson. The registration of shares of our common stock pursuant to the exercise of registration rights would enable GTCR or its permitted assignees to trade these shares without restriction under the Securities Act, when the applicable registration statement is declared effective. We will pay the registration expenses, other than underwriting discounts and commissions and certain counsel or advisor fees as described therein, of the shares registered pursuant to the demand and piggyback registrations.

Demand Registration Rights. Under the terms of the GTCR Registration Rights Agreement, the stockholders that are party to the agreement may, under certain circumstances, make or be deemed to have made a written request to us for the registration of the offer and sale of all or part of the shares subject to such registration rights (the “GTCR Registrable Securities”). In addition, we are required to file a shelf registration statement on Form S-3 (or, if not then available to the Company, a Form S-1) (a “Shelf Registration Statement”) providing for the registration of, and the sale or distribution from time to time on a continuous or delayed basis of, the GTCR Registrable Securities. The holders of the GTCR Registrable Securities and their permitted assignees have the right to an unlimited number of take-downs from any Shelf Registration Statement, subject to a maximum of three underwritten take-downs over any 12-month period and each such take-down being for a minimum of $50.0 million in gross proceeds (except no minimum will apply if such offering is for all of the remaining GTCR Registrable Securities), in each case, subject to customary black-out and suspension periods.

Piggyback Registration Rights. If we register the offer and sale of any of our securities (other than a registration statement relating to an initial public offering or on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) either on our behalf or on the behalf of other security holders, the holders of GTCR Registrable Securities and their permitted assignees are entitled to include the GTCR Registrable Securities in the registration, subject to certain exceptions relating to “block trades” effectuated by stockholders party to the Registration Rights Agreement. The managing underwriters of any underwritten offering may limit the number of GTCR Registrable Securities included in the underwritten offering if the underwriters believe that including these shares would have a materially adverse effect on the offering. If the number of GTCR Registrable Securities is limited by the managing underwriters, the securities to be included first in the registration will depend on whether we or certain holders of our securities initiate the piggyback registration. If we

2026 PROXY STATEMENT	GOGO INC.	21

RELATED PERSON TRANSACTIONS

initiate the piggyback registration, we are required to include in the offering (i) first, the securities we propose to sell, (ii) second, the Registrable Securities and GTCR Registrable Securities the holders thereof propose to sell, pro rata, on the basis of the number of securities owned by each such holder and (iii) third, the securities other holders, other than holders of Registrable Securities and GTCR Registrable Securities the holders thereof propose to sell, pro rata, on the basis of the number of securities owned by each such holder. If a holder of Registrable Securities initiates the piggyback registration in connection with an underwritten offering, it is required to include in the offering (i) first, the Registrable Securities the initiating holders thereof propose to sell, (ii) second, the Registrable Securities the non-initiating holders thereof propose to sell, pro rata, on the basis of the number of Registrable Securities owned by each such holder, (iii) third, the GTCR Registrable Securities the holders thereof propose to sell, pro rata, on the basis of the number of GTCR Registrable Securities owned by each such holder, (iv) fourth, the securities we propose to sell and (v) fifth, the securities other holders, other than holders of the Registrable Securities and GTCR Registrable Securities, propose to sell, pro rata, on the basis of the number of securities owned by each such holder. If a holder, other than a holder of Registrable Securities or GTCR Registrable Securities, initiates the piggyback registration in connection with an underwritten offering, it is required to include in the offering (i) first, the securities all selling security holders propose to sell (including holders of Registrable Securities and GTCR Registrable Securities), pro rata, on the basis of the number of securities owned by each such holder, and (ii) second, the securities we propose to sell.

22	GOGO INC.	2026 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table indicates information as of April 6, 2026 regarding the beneficial ownership of our common stock by:

•
each person, or group of persons, who is known to beneficially own more than 5% of any class of our common stock;
•
each of our current directors (including those not nominated for reelection at the Annual Meeting);
•
each of the named executive officers, as defined in “Compensation Discussion and Analysis”; and
•
all of our current directors and current executive officers as a group.

In accordance with SEC rules, beneficial ownership includes sole or shared voting or investment power with respect to securities and includes the shares issuable pursuant to stock options that are exercisable and/or time-vesting restricted stock units (“RSUs”) that vest (i) within 60 days of the determination date, which in the case of the following table is April 6, 2026 or (ii) in the case of directors or executive officers, upon termination of service other than for death, disability or involuntary termination. Shares issuable pursuant to those stock options or underlying other equity awards, including RSUs, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Under these rules, more than one person may be a deemed beneficial owner of the same securities and a person may be deemed a beneficial owner of securities in which such person has no economic interest. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

The percentage of beneficial ownership is based on 135,238,523 shares of our common stock outstanding as of April 6, 2026.

Except as otherwise noted below, the address for each person listed on the table is c/o Gogo Inc., 105 Edgeview Dr., Suite 300, Broomfield, Colorado 80021.

Name of Beneficial Owner	Number of Shares	Percent

Oakleigh Thorne and affiliated entities[1,3,4]	29,520,786	21.7%

Entities affiliated with GTCR[2]	23,239,011	17.2%

BlackRock, Inc.[5]	10,246,011	7.6%

Nantahala Capital Management, LLC[6]	6,792,649	5.0%

Directors and Named Executive Officers

Mark Anderson[4]	—%		*

Hugh W. Jones[3,4]	167,382%		*

Monte J.M. Koch[4]	—%		*

Michele Coleman Mayes[3,4]	124,810%		*

General (Retired) Michael A. Minihan[4]	—%		*

Oakleigh Thorne and affiliated entities[1,3,4]	29,520,786	21.7%

Charles C. Townsend[3,4]	4,644,000	3.4%

Harris N. Williams[3,4]	147,680%		*

Christopher J. Moore	251,170%		*

Zachary Cotner	34,055%		*

Crystal Gordon	86,511%		*

Hayden Olson	13,979%		*

All directors and current executive officers as a group (12 persons)[4,7]	34,990,373	25.6%

2026 PROXY STATEMENT	GOGO INC.	23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

* Represents beneficial ownership of less than one percent (1%).

(1)
Includes 100 shares held directly by Mr. Thorne’s spouse, 27,163,859 shares held directly by Thorndale Farm Gogo, LLC (“Thorndale Farm”), and 139,536 shares held directly by OAP, LLC (“OAP”). Thorndale Farm, Inc. (“Thorndale Farm”) is the managing member of Thorndale Farm LLC. Mr. Thorne serves as the chief executive officer of Thorndale Farm and, accordingly, may be deemed to have beneficial ownership of the shares held by Thorndale Farm LLC. In addition, Mr. Thorne serves as the managing member of OAP and, accordingly, may be deemed to have beneficial ownership of the shares held by OAP. Mr. Thorne disclaims beneficial ownership over such securities except to the extent of any pecuniary interest therein. The address of each of the foregoing persons or entities is c/o Thorndale Farm Gogo, 63 Front St., P.O. Box 258, Millbrook, NY 12545.
(2)
Based on a Schedule 13D/A jointly filed with the SEC on May 27, 2025 by Silver (Equity Holdings), LP, Silver (XII) Holdings, LLC, GTCR Partners XII/A&C LP and GTCR Investment XII LLC. Silver (Equity Holdings), LP directly owns 4,174,482 shares of common stock and Silver (XII) Holdings, LLC directly owns 19,064,529 shares of common stock. GTCR Partners XII/A&C LP, solely in its capacity as the sole general partner of Silver (Equity Holdings), LP and the manager of Silver (XII) Holdings, LLC, and GTCR Investment XII LLC, solely in its capacity as the sole general partner of GTCR Partners XII/A&C LP, may be deemed to possess indirect beneficial ownership of the shares of common stock directly owned by Silver (Equity Holdings), LP and Silver (XII) Holdings, LLC. The address of each of the foregoing entities is 300 North LaSalle Street, Suite 5600, Chicago, IL 60654.
(3)
Includes shares of our common stock issuable upon the exercise of options within 60 days of April 6, 2026. These amounts include the following number of shares of our common stock for the following individuals: Mr. Jones, 117,382; Ms. Mayes, 123,660; Mr. Thorne, 789,362; Mr. Townsend, 138,650; and Mr. Williams, 132,372.
(4)
Excludes shares of our common stock issuable upon settlement of vested and outstanding deferred stock units (“DSUs”). Vested DSUs are settled within 90 days after the director ceases to serve as such. These amounts are the following number of vested DSUs for the following individuals: Mr. Anderson, 91,830; Mr. Jones, 146,955; Mr. Koch, 25,582; Ms. Mayes, 215,194; General Minihan, 5,529; Mr. Thorne, 52,426; Mr. Townsend, 236,852; Mr. Williams, 158,436; and all directors and current executive officers as a group, 932,804.
(5)
Based on a Schedule 13G filed January 26, 2024 by BlackRock, Inc. (“BlackRock”) with the SEC. BlackRock, in its capacity as a parent holding company, reported that as of December 31, 2023, it beneficially owns 10,246,011 shares of our common stock and that it has sole voting power over 10,045,245 shares and sole dispositive power over 10,264,011 shares. BlackRock’s address is 50 Hudson Yards, New York, NY 10001.
(6)
Based on Schedule 13G filed February 13, 2026 by Nantahala Capital Management, LLC (“Nantahala”), Wilmot B. Harkey and Daniel Mack with the SEC. Nantahala and Messrs. Harkey and Mack have reported that as of December 31, 2025, Nantahala beneficially owns 6,792,649 shares held by funds and separately managed accounts under its control, and as the managing members of Nantahala, each of Messrs. Harkey and Mack may be deemed to be a beneficial owner with shared voting and dispositive power over those shares. Their address is 130 Main St. 2nd Floor, New Canaan, Connecticut 06840.
(7)
All directors and current executive officers as a group includes all the directors listed in this table, as well as Messrs. Cotner and Olson and Ms. Gordon.

24	GOGO INC.	2026 PROXY STATEMENT

Compensation Discussion and Analysis

In this “Compensation Discussion and Analysis,” we provide an overview of the Company’s executive compensation program, including a discussion of our compensation philosophy, policies and practices. We also review the 2026 compensation of our named executive officers (each, a “NEO”), and discuss and analyze the compensation decisions made by the Compensation Committee in 2025. The NEOs(1) discussed in this “Compensation Discussion and Analysis” and the related compensation tables are listed below.

Name	Title

Christopher Moore	Chief Executive Officer

Zachary Cotner	Executive Vice President and Chief Financial Officer

Crystal L. Gordon	Executive Vice President, General Counsel, Chief Administrative Officer & Secretary

Hayden Olson	Executive Vice President, General Manager, SD Government

Oakleigh Thorne[2]	Chair and Former Executive Chair

(1) Under SEC rules, our “NEOs” include the following: (1) all individuals who served at any point in 2025 as our Chief Executive Officer or Chief Financial Officer; (2) our three most highly compensated executive officers in 2025 (other than our Chief Executive Officer and Chief Financial Officer) still serving as executive officers as of December 31, 2025; and (3) up to two additional individuals who stepped down as executive officers of the Company during 2025, but who would have otherwise been among the year’s three most highly compensated executive officers in 2025 (other than our Chief Executive Officer and Chief Financial Officer)

(2) Following the expiration of his employment agreement on December 31, 2025, Mr. Thorne currently remains the Chair of our Board but is no longer an “executive officer."

2026 PROXY STATEMENT	GOGO INC.	25

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The Compensation Committee has the overall responsibility for approving the compensation program for our NEOs and making all final compensation decisions regarding our NEOs. The Compensation Committee strives to implement compensation policies and practices that reflect our values and support the successful recruitment, development and retention of executive talent so we can achieve our business objectives and optimize our long-term financial returns.

Our compensation programs are intended to align our NEOs’ interests with those of our stockholders by rewarding performance that meets or exceeds the goals the Compensation Committee establishes, with the objective of increasing long-term stockholder value and supporting the shorter-term business goals we believe are necessary to drive long-term stockholder value. In line with our pay-for-performance philosophy, the total compensation received by our NEOs will vary based on the financial results of the Company as well as progress made against identified strategic and/or operational goals.

We employ several practices that reflect the Company’s compensation philosophy, as outlined below.

What We Do

Pay a significant portion of compensation in long-term incentive-based equity awards.

Incorporate a variety of challenging corporate performance measures in our cash bonus plan.

Conduct an annual risk assessment of our compensation practices.

Engage an independent compensation consultant to support and advise us.

Require executive officers to adhere to stock ownership guidelines.

Maintain a “claw-back” policy in compliance with Nasdaq rules.

What We Don’t Do

Maintain any tax gross-up arrangements.

Provide special retirement benefits designed solely for executive officers.

Pay guaranteed bonuses.

Encourage excessive risk-taking.

Our NEOs’ total compensation is composed of a mix of base salary, annual cash bonuses based on the achievement of financial and strategic performance goals and long-term equity awards. These elements are summarized below.

Element	Purpose

Annual salary: our short-term element of compensation, which is paid bi-weekly.	Provide a predictable annual income at a level consistent with the individual contributions of each of our executive officers.

Annual cash bonuses: our medium-term element of compensation, which are paid annually to our executive officers subject to the achievement of challenging, pre-set performance metrics.	Link our executive officers’ compensation to the Company’s overall annual performance.

Long-term equity awards: our long-term element of compensation, which are typically granted every year.

Promote long-term leadership and align the interests of our executive officers with those of our stockholders, while also assisting us (via vesting schedules) to retain our executive officers as they oversee key business objectives.

26	GOGO INC.	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Our Executive Compensation Philosophy and Objectives

The executive compensation program has been designed to provide a total compensation package that will accomplish the following objectives:

•
Attract, retain, motivate and reward: Attract, retain, motivate and reward talented, high-performing executives who possess the skills to achieve innovation and growth objectives in our competitive industry.
•
Stockholder alignment: Emphasize incentive pay with a focus on equity compensation, thus aligning the interests of our executives with those of our stockholders.
•
Pay for performance: Align executive compensation elements with both short-term and long-term Company performance.
•
Competitive compensation: Set executive compensation at levels competitive with peer companies and consistent with market practice.

Compensation Governance

Role of our Compensation Committee. The Compensation Committee, which consists entirely of independent directors, oversees our executive compensation programs. It administers our annual cash bonus and long-term equity incentive plans and reviews performance levels relevant to compensation. The Compensation Committee also determines the compensation of all executive officers and seeks to ensure that all executive compensation is fair and aligned with our compensation philosophy. As discussed below, the Compensation Committee reviews the information presented and discusses the recommendations with the Chief Executive Officer and our independent compensation consultant. In making decisions regarding pay levels and practices for our NEOs, the Compensation Committee considers various factors, including absolute corporate performance relative to our objectives, the creation of long-term value for our stockholders and feedback from stockholders and proxy advisers. The Compensation Committee met 4 times throughout 2025. The duties and responsibilities of the Compensation Committee are laid out in its charter, which can be found on our website, and described above under “Our Board of Directors and Corporate Governance—Committees of the Board.”

Role of our Independent Compensation Consultant. The Compensation Committee retained Compensation Strategies, Inc. (“CSI”) to provide executive compensation consulting services to the Compensation Committee during 2025. CSI provides compensation data, analysis and guidance to the Compensation Committee, which the Compensation Committee uses when making decisions regarding our executive compensation programs and establishing the compensation for our executive officers. CSI advised the Compensation Committee on the following decisions during 2025; approval of the base salaries of the executive officers, the 2025 annual bonus program (including the level of target bonuses for executive officers), the form and level of equity awards to executive officers, the total compensation of our executive officers and our directors’ compensation. CSI also reviewed and assessed the need for updates to our peer group, whose data the Compensation Committee uses as a factor in its compensation determinations. See “—Role of Peer Companies and Competitive Positioning” below. CSI did not perform any other services for the Company in 2025. As part of its annual independence assessment during 2025, the Compensation Committee considered the six factors specified by the SEC in Rule 10C-1 and by Nasdaq Stock Market Rule 5605(d)(3)(D) to monitor the independence of CSI as its compensation consultant, and determined that CSI’s services did not create a conflict of interest.

Role of our Executive Officers. Our Chief Executive Officer participates in Compensation Committee meetings and makes recommendations to our Compensation Committee with respect to the determination of components of compensation (including equity), compensation levels and performance targets for our executive officers (other than themselves). These recommendations are based on the Chief Executive Officer’s assessment of the Company and the executive officers’ individual performance, as well as data from the independent compensation consultant. When considering compensation for retention purposes, the Compensation Committee looks to the Chief Executive Officer for their input regarding the importance of retaining a particular employee or group of employees. The Compensation Committee meets formally and informally without executive management to discuss its compensation philosophy and approach and makes its decisions regarding NEO compensation in executive sessions with only its independent compensation consultant and/or outside counsel present. The Compensation Committee then determines the form and level of executive compensation in its sole discretion.

Role of our Peer Companies and Competitive Positioning. As part of its review of executive compensation for 2025, the Compensation Committee reviewed the executive compensation arrangements at peer group companies. In general, with the exception of Mr. Moore’s salary (as discussed in “Executive Compensation Tables—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements”), the Compensation Committee

2026 PROXY STATEMENT	GOGO INC.	27

COMPENSATION DISCUSSION AND ANALYSIS

does not target compensation to any peer group percentile data. Instead, the Compensation Committee uses peer group data to evaluate total compensation opportunities for the NEOs at levels that fairly compensate them and are competitive with executives in similar positions with similar responsibilities at comparable companies. For 2025, the Compensation Committee, with the assistance of CSI as independent compensation consultant, updated its peer group to, among other things, remove companies that are no longer publicly traded or no longer have comparable market capitalization or revenue to that of the Company. The following companies were added as replacement peers: ADTRAN Holdings, Inc., Cable One, Inc. 8x8, Inc., Extreme Networks, Inc., Five9, Inc., IDT Corp., Infinera Corp., and Viavi Solutions, Inc. As in the prior year, the 2025 peer group included companies in the Internet software and services, communications and satellite industries based on specific financial criteria, including, but not limited to, revenue and market capitalization. The 2025 peer group was composed of the following companies:

ADTRAN Holdings, Inc.	ATN International, Inc.

Aviat Networks, Inc.	Bandwidth Inc.

Cable One, Inc.	Calix, Inc.

Cogent Communications Holdings, Inc.	CommVault Systems, Inc.

Digi International, Inc.	8x8, Inc.

Extreme Networks, Inc.	Five9, Inc.

IDT Corp.	Infinera Corp.

InterDigital, Inc.	Iridium Communications Inc.

Ribbon Communications, Inc.	Viavi Solutions, Inc.

Using this peer group (after applying a regression analysis to size-adjust compensation levels to a company with annual revenues equal to the Company’s), CSI provided the Compensation Committee with comparative assessments for our NEOs’ base salaries, target bonuses, long-term equity compensation and total compensation. The Compensation Committee then reviewed this data to evaluate whether our NEOs’ compensation was within a reasonably competitive range, fair for the services rendered, and reflective of their experience and scope of responsibilities, as well as to help set their 2025 compensation.

Role of our Stockholders. The Compensation Committee is committed to regularly reviewing, assessing and, when appropriate, adjusting the Company’s compensation programs based on feedback from our stockholders. The Compensation Committee also considers the outcome of stockholder advisory votes on executive compensation, or “say-on-pay” votes, when making decisions relating to our executive compensation programs. At our 2025 Annual Meeting of Stockholders, our 2024 executive compensation program was approved in a “say-on-pay” proposal by a substantial majority of the vote, at approximately 85%. The Compensation Committee believes that the voting results conveyed continued support for the philosophy, strategy and objectives of our executive compensation program (including considering the bonuses and stock grants made in 2024 as part of the acquisition of Satcom Direct, which were one-time, special awards outside of our regular program), and determined not to make significant changes to our regular program in 2025.

Elements of Compensation for 2025

Base Salary

We provide a base salary to our NEOs to compensate them in cash at a fixed amount for services rendered on a day-to-day basis during the year. We strive to set base salaries at levels that are competitive with companies included in our peer group for executive officers in similar positions with similar responsibilities. The base salaries of our NEOs are reviewed annually and adjusted when appropriate to reflect individual roles and performance as well as market conditions.

In 2025, each of our NEOs received the base salary set forth in “Executive Compensation Tables—Summary Compensation Table” under “Salary.” Each of our NEOs is or was party to an employment agreement, and pursuant to the terms of each employment agreement, the base salaries are reviewed at least annually. The following NEOs had their 2025 salaries unchanged from 2024: Mr. Moore (at $850,000); Ms. Gordon (at $475,000); and Mr. Olson (at $325,000). The Compensation Committee determined to increase Mr. Cotner’s salary by $10,000 from 2024 to $475,000 in 2025.

28	GOGO INC.	2026 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Additionally, for Mr. Thorne, as set forth in his employment agreement, his salary was $700,000 (based on his 2024 salary) prorated from January 1, 2025 until May 31, 2025, and then $350,000 prorated from June 1, 2025 until December 31, 2025.

Annual Cash Bonuses

We maintain an annual cash bonus plan for our NEOs, among other employees, under which we grant performance-based cash bonuses. These bonus grants are intended to motivate our NEOs and other bonus-eligible employees to focus on specific performance measures chosen by the Compensation Committee and to reward them for their achievements against these measures. We use these performance measures to establish a target for the Company-wide bonus pool. At the start of each fiscal year, the Compensation Committee selects performance measures aligned with our financial and strategic goals to incentivize the achievement of objectives and improve both short-term and long-term stockholder value. After the completion of the fiscal year, the Compensation Committee evaluates the Company's performance in relation to such targets, and then evaluates the extent to which the bonus pool for the prior year should be funded.

The Compensation Committee also determines at the start of each fiscal year target bonus amounts for each of our NEOs and other bonus-eligible employees, to be paid out of the bonus pool to the extent funded. In determining our NEOs’ yearly target bonuses, which are a percentage of base salary, the Compensation Committee considers various factors, including market data from our peer group and the NEOs’ individual responsibilities and performance, and abides by the minimum target bonus percentages set forth in our NEOs’ employment agreements.

In March 2025, the Compensation Committee approved the Company’s 2025 bonus plan. All NEOs had their 2025 target bonuses unchanged from 2024, as follows: Mr. Moore, 100%; Mr. Cotner, 80%; Ms. Gordon, 80%; Mr. Olson, 60%; and Mr. Thorne, 100%. With respect to the performance goals, the Compensation Committee determined that the size of the bonus pool would be based on two financial objectives and three other strategic objectives, considered by the Compensation Committee as important drivers of growth. The target goals under each of these objectives were as follows:

•
Total revenue of $912 million (the “ Total Revenue Metric”) (weighted at 25% of target bonus);
•
Adjusted EBITDA (as defined below) of $219 million (the “Adjusted EBITDA Metric”) (weighted at 25% of target bonus);
•
Achievement of certain milestones connected to the launch of Gogo Galileo, including, among other things, receiving FAA Parts Manufacture Approval for our half duplex ("HDX") and full duplex ("FDX") antennas, completing supplemental type certifications for certain aircraft types, and GEO equipment revenue (the "Galileo Metric") (weighted at 30% of target bonus);
•
Achievement of certain goals for our legacy broadband services including, among other things, achieving FCC funding for our C1 product as a participant in the FCC Secure and Trusted Communications Network Reimbursement Program, and achievement of certain shipment and activation targets for our Plane Simple® antenna terminals and our JX GEO services (the "Legacy Broadband Metric") (weighted at 10% of total bonus); and
•
Shipments of our AVANCE™ platform equipment of 640 units (the “AVANCE™ Metric”) (weighted at 10% of target bonus).

As defined in the 2025 bonus plan:

•
The Adjusted EBITDA Metric represents net income attributable to common stock before interest expense, interest income, income taxes and depreciation and amortization expense as adjusted for stock-based compensation, acquisition and integration-related costs, including amortization of acquisition-related inventory step-up costs and changes in fair value of the earnout liability, litigation settlement accrual costs, and changes in fair value of convertible note.

The target performance levels for the Total Revenue Metric, Adjusted EBITDA Metric, and AVANCE™ Metric were based on the Company’s 2025 budget. The target performance levels for the Galileo Metric, and Legacy Broadband Metric were based on the Company’s business objectives. For the Total Revenue Metric, Adjusted EBITDA Metric, and AVANCE™ Metric, there was a minimum performance level of approximately 95% of target. For the Galileo Metric and Legacy Broadband metric, there was a minimum performance level consisting of certain objectives related to launching Gogo Galileo and integrating legacy Gogo’s and Satcom Direct’s products and services. For all metrics, 50% of the portion of the target bonus correlating to the metric would be earned if the minimum performance level was achieved, with performance below that level resulting in zero payout of the applicable portion of the target bonus. For the Total Revenue Metric, Adjusted EBITDA Metric, and AVANCE™ Metric, there was a maximum performance level of approximately 105% of target. For the Galileo Metric and the Legacy Broadband Metric, there was a maximum performance level consisting of achievement of all milestones identified at the target level, plus the completion of certain activities related to the commercial launch of Gogo Galileo in 2025 and certain objectives related to growth of legacy services, respectively. In each case, 150%

2026 PROXY STATEMENT	GOGO INC.	29

COMPENSATION DISCUSSION AND ANALYSIS

of the portion of the target bonus correlating to the metric would be earned if the maximum performance level was achieved. The Compensation Committee established a sliding scale for determination of payouts. Additionally, in order for the AVANCE™ Metric, Galileo Metric, and the Legacy Broadband Metric to pay out at all, the Company also had to meet at least the 50% minimum performance level for each of the Total Revenue Metric and Adjusted EBITDA Metric.

With respect to actual 2025 performance, the Company achieved the objectives under the bonus plan at the following levels: for the Total Revenue Metric, approximately 100%, with Total Revenue of $911 million; for the Adjusted EBITDA Metric, slightly over 100%, with Adjusted EBITDA of $225 million; for the Galileo Metric, 150% achievement of applicable goals; for the Legacy Broadband Metric, 50% achievement of applicable goals; and for the AVANCE™ Metric, 150% achievement, with 898 units shipped. As such, the Compensation Committee determined that the Company achieved approximately 122% of the target amount for the pool under the 2025 bonus plan, and, based on the Company-wide pool, set aside a pool of approximately $3.4 million that senior management could distribute to employees identified as high performers through the Company’s nine-box management assessment process (“High Performers”). High Performers identified through the nine-box management assessment process could receive greater than 100% of their target bonus amount, subject to a cap of 200%. Based on the nine-box assessment, each of our NEOs participating in the 2025 bonus plan received a payout equal to 122% of target, with the exception of Mr. Thorne who received 101%. The 2025 annual bonus amounts paid to our NEOs are set forth in the “Non-Equity Incentive Plan Compensation” column of “Executive Compensation Tables—Summary Compensation Table.”

Equity-Based Compensation

We believe that equity compensation is a key component of our overall compensation structure and critically important to our ability to attract and retain top talent, and that equity-based awards align the interests of our NEOs with the interests of our stockholders and encourage our NEOs to focus on the long-term performance of our business. Additionally, we believe equity awards provide an important retention tool for our NEOs, as they are subject to multiyear vesting and have in some cases been subject to performance-based vesting requirements. In 2025, equity awards were granted under the 2024 Omnibus Equity Plan (the “2024 Omnibus Plan”). For more information, see “Executive Compensation Tables—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table.”

For 2025, the Compensation Committee reviewed the topic of the appropriate mix of equity awards for our NEOs, considering the practices of our peer group, the continued need for executive retention, and the feasibility of setting performance goals that were challenging, motivational, and reasonably linked to the Company’s projected long-term objectives. As a result, the Compensation Committee decided to make annual grants to these NEOs consisting solely of time-based vesting RSUs, similar to the annual grants made in 2024. The RSUs vest in four equal annual installments starting on the first anniversary of the grant date, except in the case of Mr. Thorne, whose RSUs would vest in full at the termination of his employment agreement on December 31, 2025, subject to continued employment through such date. Additionally, these 2025 equity grants were 100% in the form of RSUs, largely to empower the NEOs to continue accumulating meaningful ownership in the Company that will further align their interests with stockholders’ and ensure their compliance with our stock ownership guidelines.

In determining the size of the equity grants to our NEOs, the Compensation Committee took into account past performance, anticipated contribution to our long-term goals, market data for NEOs in similar roles at peer group companies, and the importance of keeping the majority of our NEOs’ pay at risk and tied directly to the enhancement of stockholder value. The Compensation Committee also considered share usage over time, or “burn rate,” of all employee equity grants in 2025, in order to employ maximum efficiency in share usage under the equity compensation program while maximizing the retention and incentive elements of the awards. The Compensation Committee determined, as in recent years, not to grant any stock options, due to prior experiences with “underwater” stock options, which adversely impacted the effectiveness of options as an incentive device for the Company. For further information regarding the RSU grants to our NEOs as part of our regular compensation program, see “Executive Compensation Tables—Summary Compensation Table” and “Executive Compensation Tables—Grants of Plan-Based Awards.” For Messrs. Moore and Thorne, the awards were memorialized in their employment agreements, with Mr. Moore’s award determined by the Compensation Committee immediately before the start of the 2025 year, and Mr. Thorne’s award determined shortly afterward, based on an entitlement to receive RSUs with a grant date fair value no less than those he received in 2023.

Employment and Other Agreements with NEOs

We are currently party to employment agreements with each of the NEOs still serving us, which include the specific terms set forth below. We believe that having employment agreements with our NEOs is beneficial to us, because it provides retentive value and subjects the NEOs to restrictive covenants. Additionally, we were party to an employment agreement with Mr. Thorne, which expired on December 31, 2025. See “Executive Compensation Tables—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements” for details regarding these

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COMPENSATION DISCUSSION AND ANALYSIS

agreements. We also have change in control agreements with the NEOs still serving us (and for certain of them, retention agreements) to assure they will be protected in the event of certain terminations of employment prior to or following a change in control of the Company. For more information, see “Executive Compensation Tables—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Change in Control Agreements.”

Other Compensation

Perquisites

We do not generally provide perquisites or personal benefits to our NEOs in the ordinary course, other than a supplemental medical insurance benefit. This benefit, which we started providing in 2025, provides reimbursement for out of pocket medical expenses up to a specified limit. Additionally, from time to time, in connection with certain new hires and other strategic Company transactions, we may provide certain limited benefits, which we believe are vital for the continued operation of our business. As part of the Satcom Direct acquisition, to facilitate the transition of Messrs. Moore and Cotner from Satcom Direct’s headquarters in Florida to our headquarters in Colorado, we permitted them to seek one-time reimbursements for relocation fees and for six months of temporary housing costs, in each case, up to certain reasonable caps (as further described in “Executive Compensation Tables—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table”). For the values of these perquisites in 2025, see “Executive Compensation Tables—Summary Compensation Table.”

Other Benefits

Our NEOs are eligible to participate in our 401(k) retirement benefit plan and our health and welfare plans on the same basis as our other employees.

Non-Qualified Deferred Compensation

None of our NEOs participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us (although Mr. Thorne holds DSUs received in respect of his service as a nonemployee director prior to his initial appointment as an executive officer on March 4, 2018). See “Director Compensation” for a discussion of the grants to nonemployee directors of DSUs.

ESPP

To encourage employee investment in the Company, the Company maintains its 2024 Employee Stock Purchase Plan (the “2024 ESPP”).The 2024 ESPP is a broad-based plan providing employees of the Company and certain designated subsidiaries and affiliates with the opportunity to become Company stockholders through voluntary periodic contributions that are applied towards the purchase of common stock of the Company (referred to herein as "shares") at a discount from the then-current market prices on the Nasdaq. The plan is intended to qualify for favorable tax treatment under Sections 421 and 423 of the Internal Revenue Code (the “Code”).

Compensation Risk Mitigation Measures

Stock Ownership Guidelines. Under our stock ownership guidelines, each of our executive officers is required to maintain a minimum equity stake in the Company, determined as a multiple of the executive officer’s base salary (three times base salary for our Chief Executive Officer and two times base salary for each of our other executive officers) and converted to a fixed number of shares. Until the executive officer reaches the minimum required level of stock ownership, the executive officer is required to retain 50% of the net shares received through exercise of stock options, vesting of restricted stock or other stock-based compensation, granted on or after December 12, 2011. “Net shares” are those shares that remain after shares are sold or netted to pay withholding taxes and, in the case of stock options, the exercise price.

As of December 31, 2025, each of our NEOs had met or was on track to comply with the stock ownership requirements within three years from their respective appointments.

Anti-Hedging and Anti-Pledging Policies. Pursuant to our Insider Trading Policy, insiders are prohibited from engaging in any transaction that would have the effect of hedging the economic risk of ownership of their Company stock. Insiders are also prohibited from holding any Company stock in a margin account, borrowing against any account in which Company stock is held, or pledging Company stock as collateral for a loan, unless such transactions are cleared in advance by the Company and the insider making such request can demonstrate compliance with certain rigorous conditions as outlined in our Insider Trading Policy. For more information on our Insider Trading Policy, see “Other Information for Stockholders—Insider Trading Policy.”

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COMPENSATION DISCUSSION AND ANALYSIS

Equity Grant Procedures. The Compensation Committee approves equity awards for our NEOs on or before the date of grant, and it has been the Compensation Committee’s general practice to approve annual equity awards in March of each year. On occasion, equity awards may be granted outside of our annual grant cycle for new hires, promotions, retention, or other purposes. Generally, the date of grant for equity awarded to our named executive officers is when the Company has no material non-public information. The Company does not permit the timed disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Claw-back Policy. The Compensation Committee maintains a claw-back policy as required by the Nasdaq rules. Our claw-back policy covers each of our current and former executive officers. The policy provides that, subject to the limited exemptions provided by the Nasdaq rules, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Compensation Committee must reasonably promptly seek recovery of any cash- or equity-based incentive compensation (including vested and unvested equity) paid or awarded to the covered individual, to the extent that the compensation (i) was based on erroneous financial data and (ii) exceeded what would have been paid to the executive officer under the restatement. Recovery applies to any such excess cash- or equity-based bonus/other incentive compensation received by any covered individual, while he/she was an executive officer, on or after October 2, 2023 during the three completed fiscal years immediately preceding the date on which the Company determines an accounting statement is required. For more information, see the full text of our claw-back policy, which is filed as an exhibit to our 2025 Form 10-K.

Tax and Accounting Considerations

Tax Deductibility. Our Board has considered the potential future effects of Section 162(m) of the Code on the deductibility of executive compensation paid to our NEOs. Beginning in 2018, due to reforms to Section 162(m), we generally expect that compensation paid to each of our NEOs in excess of $1 million is nondeductible, whether or not it is performance-based. The Compensation Committee intends to continue to maintain flexibility and the ability to pay competitive compensation by not requiring all compensation to be deductible. We expect our income tax expense to increase in future periods to the extent we generate pre-tax income, and we also expect to be able to use net operating losses and other deferred tax attributes to offset a significant portion of our future cash income taxes.

No Tax Gross-ups. We do not provide tax gross-ups to our NEOs under Sections 280G and 4999 of the Code.

2026 Compensation Program

In the first quarter of fiscal 2026, the Compensation Committee conducted its annual executive compensation review and approved the compensation of our executive officers for the year. The Compensation Committee considered, among other factors, our corporate performance, our executive officers’ individual performance, market data provided by our independent compensation consultant CSI, and our strategic plans for growth and expansion.

The Compensation Committee increased salaries in fiscal 2026 for the NEOs continuing in office by three percent, and granted each of the NEOs continuing in office for 2026 a target bonus with the percentage of base salary set forth in the NEO’s employment agreement. As part of the regular annual equity compensation program, the Compensation Committee made time-based vesting RSU grants for fiscal 2026 with no increase to the amounts granted in fiscal 2025. The Compensation Committee sized these grants based on benchmarking against our peer group companies, the NEOs’ executive responsibilities, and the importance of keeping most of their pay at risk and tied directly to the enhancement of stockholder value. The RSUs will vest equally over four years starting on the first anniversary of grant and subject to continued employment through such date.

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Compensation Committee Report

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” included in this proxy statement with members of management, and based on such review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this proxy statement.

The Compensation Committee

Hugh W. Jones (Chair)

Mark Anderson

Michele Coleman Mayes

Charles C. Townsend

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Executive Compensation Tables

Summary Compensation Table

The following table sets forth information regarding compensation earned by our NEOs during the fiscal year requiring disclosure under SEC rules.

Name and Principal Position	Year	Salary ($)[1]	Bonus ($)[2]	Stock Awards ($)[3]	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)[4]	All Other Compensation ($)[5]	Total ($)

Christopher Moore	2025	850,000	2,000,000	4,999,997	—	1,033,855	159,446	9,043,298
Chief Executive Officer and Director	2024	65,027	2,000,000	16,010,000	—	—	—	18,075,027

Zachary Cotner	2025	472,836	1,333,333	1,499,998	—	460,116	144,446	3,910,729
Executive Vice President and Chief Financial Officer	2024	35,574	1,333,333	800,500	—	—	572	2,169,979

Crystal Gordon	2025	475,000	—	1,299,999	—	462,223	29,530	2,266,752
Executive Vice President. General Counsel, Chief Administrative Officer and Secretary	2024	431,134	200,000	596,148	—	317,427	6,303	1,551,012
	2023	370,001	300,000	699,996	—	140,407	13,200	1,523,604

Hayden Olson	2025	325,000	500,000	399,997	—	197,665	33,388	1,456,050
Executive Vice President, General Manager, SD Government	2024	24,863	500,000	202,500	—	—	400	727,763

Oakleigh Thorne	2025	493,836	—	2,499,998	—	500,552	1,405,698	4,900,084
Executive Chair and	2024	700,000	—	1,899,996	—	683,690	—	3,283,686
Former Chief Executive Officer	2023	700,000	—	2,499,997	—	354,179	—	3,554,176

(1) The amounts reported in this column reflect the base salaries paid to each of our NEOs, prorated as applicable based on changes in salary increases during 2025. See “Compensation Discussion and Analysis—Elements of Compensation for 2025—Salary” for a discussion of 2025 salaries.

(2) The amounts reported in this column reflect the payment of bonuses to our NEOs outside of a non-equity incentive plan. For each of Messrs. Moore, Cotner and Olson in 2025, the amounts reported reflect the portion earned in 2025 of their one-time retention bonuses (the “Retention Bonuses”), which were originally granted to them in 2024 when they joined the Company as part of the Satcom Direct acquisition (as previously reported by the Company in the definitive proxy statement for the 2025 Annual Meeting of Stockholders). These awards were made as material inducements to their joining the Company, which we viewed as critical to the continued success of the Satcom Direct business and integration into the Company, the creation of synergies between the Satcom Direct business and our legacy Gogo Business Aviation business, and the resulting potential for increasing long-term stockholder value. The Retention Bonuses were in the amounts of $6,000,000 for Mr. Moore, $4,000,000 for Mr. Cotner and $1,500,000 for Mr. Olson, vesting one-third on December 3, 2024 and one-third on each of the two anniversaries thereafter, in each case, subject to the recipient’s continued employment through the applicable vesting date.

(3) The amounts reported in this column reflect the aggregate grant date fair values of RSUs and/or PSUs computed pursuant to FASB Accounting Standards Codification Topic 718 “Compensation-Stock Compensation” (“ASC Topic 718”). As discussed in further detail in “Executive Compensation Tables—Grants of Plan-Based Awards,” the amounts reflect the RSU grants made in 2025 as part of our regular compensation program. In addition, for a discussion of the relevant assumptions used in calculating all these amounts, see Note 14, “Stock-Based Compensation and Retirement Plans,” to the Consolidated Financial Statements included in our 2025 Form 10-K. For all NEOs, these amounts do not reflect the value actually realized or that ultimately may be realized.

(4) This column represents for 2025 the amounts earned for performance-based bonuses under our Cash Bonus Plan. See “Compensation Discussion and Analysis – Elements of Compensation for 2025 – Cash Bonus Plan” for a discussion of how 2025 performance-based bonuses were determined.

(5) Amounts reported in the “All Other Compensation” column for 2025 include the items set forth in the table below, as applicable to each NEO. Mr. Thorne’s lump-sum payment was provided under his employment agreement. For more information, see “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements.”

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EXECUTIVE COMPENSATION TABLES

Name	401(k) Contributions ($)	Supplemental Medical Benefit ($)	Relocation and Temporary Housing ($)	Special Lump-Sum Payment ($)	Total ($)

Christopher Moore	14,000	20,446	125,000	—	159,446

Zachary Cotner	14,000	20,446	110,000	—	144,446

Crystal Gordon	14,000	15,530	—	—	29,530

Hayden Olson	14,000	19,388	—	—	33,388

Oakleigh Thorne	—	5,698	—	1,400,000	1,405,698

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EXECUTIVE COMPENSATION TABLES

Grants of Plan-Based Awards

Set forth below is information regarding plan-based awards granted to our NEOs during 2025.

			Estimated Future Potential Payouts under Non-Equity Incentive Plan Awards[1]			All Other Stock Awards: Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Units (#)	Options (#)	Awards ($)	Awards ($)[2]

Christopher Moore	Cash bonus plan	n/a	425,000	850,000	1,275,000	—	—	—	—
	RSUs[3]	3/21/2025	—	—	—	673,854	—	—	4,999,997
Zachary Cotner	Cash bonus plan	n/a	189,134	378,269	567,403	—	—	—	—
	RSUs[3]	3/21/2025	—	—	—	202,156	—	—	1,499,998
Crystal Gordon	Cash bonus plan	n/a	190,000	380,000	570,000	—	—	—	—
	RSUs[3]	3/21/2025	—	—	—	175,202	—	—	1,299,999
Hayden Olson	Cash bonus plan	n/a	97,500	195,000	292,500	—	—	—	—
	RSUs[3]	3/21/2025	—	—	—	53,908	—	—	399,997
Oakleigh Thorne	Cash bonus plan	n/a	246,918	493,836	740,754	—	—	—	—
	RSUs[3]	3/21/2025	—	—		336,927			2,499,998

(1) Represents threshold, target and maximum payout levels for bonuses approved in 2025 for performance for the year ended December 31, 2025. See “Compensation Discussion and Analysis–Elements of Compensation 2025–Annual Cash Bonuses” for a description of the plan. The Threshold numbers set forth above are based on achieving the minimum level of performance for which payment would be made with respect to financial performance measures, and assumes no payout is made for the strategic/operational objectives.

(2) The amounts are based on the aggregate grant date fair value computed pursuant to ASC Topic 718. See Note 14, “Stock-Based Compensation and Retirement Plans,” to the Consolidated Financial Statements included in our 2025 Form 10-K, which is incorporated by reference herein, for a discussion of the relevant assumptions used in calculating these amounts.

(3) Represents RSUs granted under our 2024 Omnibus Plan as part of our regular compensation program. The RSUs vest in equal annual installments, subject to continued employment, over four years starting on the first anniversary of the grant date (except for Mr. Thorne, whose RSUs vested in full at the termination of his employment agreement on December 31, 2025, subject to continued employment through such date).

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EXECUTIVE COMPENSATION TABLES

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

We have entered into employment agreements with each of our NEOs, as described below. From time to time, the Compensation Committee has approved changes to a NEO’s title, base salary or bonus target, but the respective employment agreement is not typically amended to reflect such changes. See “Compensation Discussion and Analysis” for information about the base salary and bonus targets for each NEO during 2025. For more specific information on the impact of a termination or change in control, where not specified in the summary of a NEO’s employment agreement, see “—Treatment of Equity Upon Termination or Change in Control.”

Christopher Moore In November 2024, effective as of December 3, 2024, we entered into an employment agreement with Mr. Moore. The agreement sets Mr. Moore’s base salary at $850,000 and provides that the salary will be reviewed for increase at least annually and will be targeted at least at the 75th percentile within our peer group. The employment agreement specifies that Mr. Moore is eligible for an annual bonus with a target of 100% of base salary, to be determined by the Compensation Committee, based upon the achievement of objectives established by the Compensation Committee. Mr. Moore will also receive annual equity awards beginning in fiscal 2025 with a grant date fair value of no less than $5,000,000. Mr. Moore’s employment agreement provided for a one-time reimbursement of relocation fees not to exceed the aggregate amount of $133,000, subject to all the limitations and procedures set forth in the Company’s relocation, expense reimbursement and/or other applicable policies. The agreement also provided for up to six months of temporary housing costs, not to exceed the aggregate amount of $10,000 per month, subject to all the limitations and procedures set forth in the Company’s relocation, expense reimbursement and/or other applicable policies. Mr. Moore’s agreement also provides that he is eligible to participate in all normal Company benefits, including the Company’s 401(k), retirement, medical, dental and life and disability insurance plans and programs, in accordance with the terms of such arrangements.

Mr. Moore’s employment agreement does not include a specific term and either the Company or Mr. Moore may terminate his employment at any time, with or without cause. If Mr. Moore is terminated without cause or resigns for good reason, or he is terminated due to his death, he will be eligible to receive severance benefits in the form of (i) continued base salary payments for 12 months following termination, (ii) a pro-rated annual bonus award earned based on actual performance, (iii) reimbursement of COBRA premiums for a period of 12 months following termination, and (iv) any earned but unpaid annual bonus for the year prior, as well as the accelerated vesting of certain equity described in “—Treatment of Equity Upon Termination or Change in Control.” The payment of (i) and (ii) above will be contingent on Mr. Moore’s executing a general release of claims against the Company.

Mr. Moore is also subject to non-competition and non-solicitation covenants that apply during his employment and for a period of 12 months thereafter.

Zachary Cotner In November 2024, effective as of December 3, 2024, as amended from time to time, we entered into an employment agreement with Mr. Cotner. The agreement sets Mr. Cotner’s base salary at $465,000 and provides that the salary will be reviewed for increase at least annually. The employment agreement specifies that Mr. Cotner is eligible for an annual bonus with a target of 80% of base salary, to be determined by the Compensation Committee, based upon the achievement of objectives established by the Compensation Committee. Mr. Cotner will also receive equity awards annually, in an amount approved by the Compensation Committee. Each annual equity award will vest in equal annual installments over the four-year period following the date of grant. Mr. Cotner’s employment agreement provided for a one-time reimbursement of relocation fees not to exceed the aggregate amount of $50,000, subject to all the limitations and procedures set forth in the Company’s relocation, expense reimbursement and/or other applicable policies. The agreement also provided for up to six months of temporary housing costs, not to exceed the aggregate amount of $10,000 per month, subject to all the limitations and procedures set forth in the Company’s relocation, expense reimbursement and/or other applicable policies. Mr. Cotner’s agreement also provides that he is eligible to participate in all normal Company benefits, including the Company’s 401(k), retirement, medical, dental and life and disability insurance plans and programs, in accordance with the terms of such arrangements.

Mr. Cotner’s employment agreement does not include a specific term and either the Company or Mr. Cotner may terminate his employment at any time, with or without cause. If Mr. Cotner is terminated without cause or resigns for good reason, or he is terminated due to his death, he will be eligible to receive severance benefits in the form of (i) continued base salary payments for 12 months following termination, (ii) a pro-rated annual bonus award earned based on actual performance, (iii) reimbursement of COBRA premiums for a period of 12 months following termination, and (iv) any earned but unpaid annual bonus for the year prior, as well as the accelerated vesting of equity described in “—Treatment of Equity Upon Termination or Change in Control.” The payment of (i) and (ii) above will be contingent on Mr. Cotner’s executing a general release of claims against the Company.

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EXECUTIVE COMPENSATION TABLES

Mr. Cotner is also subject to non-competition and non-solicitation covenants that apply during his employment and for a period of 12 months thereafter.

Crystal L. Gordon We entered into an employment agreement with Ms. Gordon in November 2022, as amended from time to time, pursuant to which Ms. Gordon agreed to serve as Executive Vice President, General Counsel and Corporate Secretary. The employment agreement sets Ms. Gordon's annual base salary at $370,000, which will be reviewed at least annually. The employment agreement specified that Ms. Gordon is eligible for an annual bonus with a target of 80% of base salary, with the amount of such bonus to be determined by the Compensation Committee. The employment agreement also provides that Ms. Gordon is eligible to participate in all normal Company benefits, including the Company's 401(k), retirement, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements. Subject to the approval of the Compensation Committee, Ms. Gordon will also be eligible to participate in the Company's annual equity award program.

Under her employment agreement, Ms. Gordon's employment is for no specific term and either the Company or Ms. Gordon may terminate Ms. Gordon's employment at any time, with or without cause. If Ms. Gordon's employment is terminated without cause, or if Ms. Gordon resigns for good reason, Ms. Gordon will be entitled to (i) continuation of her base salary for 12 months following her termination and (ii) reimbursement for COBRA premiums required to maintain substantially equivalent health insurance coverage for 12 months following her termination. Ms. Gordon would also be entitled to payment of any earned but unpaid salary, reimbursement of any business expenses incurred but not reimbursed through termination, and any earned but unpaid bonus for the calendar year prior to the one in which Ms. Gordon's termination occurred. The payment of (i) and (ii) above will be contingent on Ms. Gordon executing a general release of claims against the Company.

Ms. Gordon is also subject to non-competition and non-solicitation covenants that apply during her employment and for a period of 12 months thereafter.

Hayden Olson In November 2024, effective as of December 3, 2024, we entered into an employment agreement with Mr. Olson. The agreement sets Mr. Olson’s base salary at $325,000 and provides that the salary will be reviewed for increase at least annually. The employment agreement specifies that Mr. Olson is eligible for an annual bonus with a target of 30% of base salary for achievement of goals and objectives established for the Company under the annual bonus program, plus a target of 30% of base salary for achievement of goals and objectives established for the Company’s military/government business, to be determined by the Compensation Committee, based upon the achievement of objectives established by the Compensation Committee. Pursuant to the employment agreement, Mr. Olson was granted his Inducement Award. Mr. Olson will also receive equity awards annually, in an amount approved by the Board or the Compensation Committee. Each annual equity award will vest in equal annual installments over the four-year period following the date of grant. Mr. Olson’s agreement also provides that he is eligible to participate in all normal Company benefits, including the Company’s 401(k), retirement, medical, dental and life and disability insurance plans and programs, in accordance with the terms of such arrangements.

Mr. Olson’s employment agreement does not include a specific term and either the Company or Mr. Olson may terminate his employment at any time, with or without cause. If Mr. Olson is terminated without cause or resigns for good reason, or he is terminated due to his death, he will be eligible to receive severance benefits in the form of (i) continued base salary payments for 12 months following termination, (ii) a pro-rated annual bonus award earned based on actual performance, (iii) reimbursement of COBRA premiums for a period of 12 months following termination, and (iv) any earned but unpaid annual bonus for the year prior, in each case, subject to Mr. Olson’s execution of a general release of claims, as well as the accelerated vesting of equity described in “—Treatment of Equity Upon Termination or Change in Control.” The payment of (i) and (ii) above will be contingent on Mr. Olson’s executing a general release of claims against the Company.

Mr. Olson is also subject to non-competition and non-solicitation covenants that apply during his employment and for a period of 12 months thereafter.

Oakleigh Thorne In connection with Mr. Thorne’s appointment as Executive Chair of the Board, on April 15, 2025, the Company and Mr. Thorne entered into a new employment agreement with him, amending and restating all prior employment agreements with him. This new employment agreement expired pursuant to its terms on December 31, 2025.

The term of Mr. Thorne’s new employment agreement began on January 1, 2025 and continued through two back-to-back terms: January 1, 2025 until May 31, 2025 (the “First Term Expiration Date” and such period, the “First Term”); and such date until December 31, 2025 (the “Second Term Expiration Date” and such period, the “Second Term”). Mr. Thorne’s employment during the First Term was full-time, and his employment during the Second Term was part-time. The employment agreement provided that Mr. Thorne would be paid a base salary at the rate of $700,000 per annum during the First Term and $350,000 per annum during the Second Term. The employment agreement provided that Mr. Thorne would be eligible for an annual bonus for 2025 with a target of 100% of the portion of the First Term base salary paid to Mr. Thorne

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EXECUTIVE COMPENSATION TABLES

during the First Term and 100% of the portion of the Second Term base salary paid to Mr. Thorne during the Second Term, with the amount of such bonus to be determined by the Compensation Committee. The actual amount of the bonus was to be based on the achievement of objectives established by the Compensation Committee. Pursuant to the employment agreement, the Company provided Mr. Thorne with the following additional compensation and benefits: (a) a lump-sum payment of $1,400,000 payable upon the First Term Expiration Date (the “First Term Expiration Payment”) and (b) equity awards on terms consistent with the 2023 award and for 2025, with a grant date fair value no less than that of the annual equity awards granted in 2023 ($2,500,000 in RSUs).

Mr. Thorne continued to serve as an executive officer until his employment agreement expired on the Second Term Expiration Date. Pursuant to the employment agreement, following that date and Mr. Thorne’s timely execution and non-revocation of a general release of claims against the Company, (a) all outstanding unvested equity-based awards that vest solely on the passage of time and were granted under the Company’s equity plans prior to the Second Term Expiration Date fully vested, and (b) all vested stock options to purchase common stock in the Company remained exercisable through the earlier of (x) the original option term or (y) until the latest of (A) March 31, 2025, (B) the fifth anniversary of grant, or (C) the expiration of the normal post-termination exercise period (generally ninety days post-termination) (the “Second Term Expiration Equity Treatment”). Mr. Thorne remains also subject to non-competition and non-solicitation covenants that apply for 12 months following his separation from service as an executive officer with the Company.

Retention Agreements

We also entered into retention agreements with each of Messrs. Moore, Cotner and Olson in November 2024, setting forth the terms of their Retention Bonuses. The retention agreements provides that if the NEO’s employment is terminated without cause or he resigns for good reason, or upon his death or disability, or upon the consummation of a change in control, any unpaid portion of the retention bonus will be paid in a lump sum within 60 days following such event, subject to the NEO’s execution of a general release of claims.

Treatment of Equity upon Termination or Change in Control

Inducement Awards

As previously disclosed in the definitive proxy statement for the 2025 Annual Meeting of Stockholders, we granted at the end of 2024 certain inducement awards to Messrs. Moore, Cotner and Olson in connection with the appointment to their roles following the acquisition of Satcom Direct (the “Inducement Awards”). The Inducement Awards, which include PSUs and RSUs, are included in “Outstanding Awards at 2025 Fiscal Year-End.” The Inducement Awards were granted to create an alignment of interests between these NEOs and our stockholders and promote their retention. In the event of a termination of employment without cause, a resignation for Good Reason, or due to death, 100% of the time-based portion of the Inducement Award will become fully-vested and any unvested portion of the PSUs will be forfeited. If the termination is due to disability, then the vesting of the next tranche of the time-based portion of the Inducement Awards will be accelerated and the PSUs will continue to be eligible to vest for 90 days following such termination. If the termination is due to retirement, then a pro-rated portion of the time-based portion of the Inducement Award will be accelerated based on the number of days actually employed during the vesting period, and the PSUs will continue to be eligible to vest for 90 days following such termination. In the event of a change in control, if the Inducement Award is not honored or assumed by the surviving company, then all of the time-based portion of the Inducement Awards will accelerate and become vested, and the PSUs will vest only if the Change in Control Price is achieved. If the Inducement Awards are honored or assumed by the acquiror in connection with such change in control, then 25% of the Inducement Award that would otherwise vest as a result of such change in control, will instead vest upon the earlier of (A) the first anniversary of such change in control, or (B) a subsequent termination without cause, for good reason, or due to death or disability.

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EXECUTIVE COMPENSATION TABLES

All Other Equity Awards

With respect to equity awards other than the Inducement Awards, as it applies to all NEOs other than Mr. Thorne, if a NEO’s service relationship with us terminates for any reason other than death or disability, except as provided below, all unvested options, shares of restricted stock and unvested RSUs will immediately be forfeited. If a NEO's service relationship with us terminates in the event of death, disability, or retirement, options, RSUs and the shares of restricted stock granted to the NEOs are deemed vested to the extent of the full number or (in the case of retirement for an RSU granted after March 31, 2023), a prorated portion of the shares that would have vested had the NEO’s employment continued until the next vesting date. For the treatment of unvested options, shares of restricted stock and RSUs granted to the NEOs other than Mr. Thorne in event of a termination by the Company without cause, due to a resignation for good reason, whether or not in connection with a change in control, see “—Change in Control Agreements.” In the event that a change in control occurs, the acquiring or surviving entity in the transaction may assume or substitute similar awards for the outstanding options, restricted stock and RSUs, in which case the vesting of the options, restricted stock and RSUs is not accelerated. In such case, all of the options, restricted stock and RSUs will become immediately vested and exercisable if a NEO’s service relationship with us terminates without cause or due to death or disability after the change in control. If the acquiring or surviving entity does not assume or substitute similar awards for outstanding awards or our common stock is exchanged solely for cash in such change in control transaction, the vesting of options, restricted stock and RSUs will generally accelerate in full in connection with the change in control.

For information on the treatment of Mr. Thorne’s equity upon the expiration of his employment agreement on December 31, 2025, see “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table.”

Change in Control Agreements

Under the change in control agreements, each of Messrs. Moore, Cotner and Olson and Ms. Gordon is entitled to receive severance benefits in an amount equal to the sum of (i) 18 months of base salary, plus (ii) 1.5x their applicable target bonus for the year of termination, payable in a single lump sum, as well as reimbursement of COBRA premiums for a period of up to 18 months post-termination payable by the NEO in an amount sufficient for the NEO to maintain substantially equivalent health insurance coverage, in each case if (a) the NEO is terminated by the Company without cause or the NEO resigns with good reason within two years following a change in control, or (b) if the Company enters into an agreement with a third party contemplating a change in control of the Company, and prior to such change in control, the NEO is terminated by the Company without cause or the NEO resigns with good reason, and the NEO demonstrates that such termination was at the request of the third party or otherwise occurred in connection with the change in control of the Company. Additionally, any unvested time vesting awards would immediately become vested upon termination. The change in control agreements also provide that any unvested performance vesting awards will remain outstanding until the applicable normal performance vesting date (or 90 days after such date if the award is a stock option) and will vest or be forfeited based on the satisfaction of the applicable performance goals to the extent that the NEO’s employment would have continued through the applicable normal performance vesting date (with service-based vesting applicable to such performance-vesting awards accelerated in full as of the date of termination). Notwithstanding the foregoing, the change in control agreements for Messrs. Moore and Cotner provide that their Inducement Awards are not subject to the foregoing accelerated vesting and instead vest subject to the terms of such awards, as described above in “—Treatment of Equity upon Termination or Change in Control.”

40	GOGO INC.	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table summarizes the outstanding equity awards held by each of our NEOs as of December 31, 2025:

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Price ($)	Options Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)[1]	Market Value of Shares or Units of Stock That Have Not Vested ($)[2]	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)[3]	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)[4]

Christopher Moore	—		—	—	—	—	—	—	1,000,000	4,660,000
	—		—	—	—	—	1,473,854	6,868,160	—	—
Zachary Cotner	—		—	—	—	—	—	—	50,000	233,000
	—		—	—	—	—	242,156	1,128,447	—	—
Crystal Gordon	—		—	—	—	—	249,602	1,163,145	—	—
Hayden Olson	—		—	—	—	—	73,908	344,411	—	—
Oakleigh Thorne	5,682	[5]	—	—	11.01	3/31/2026	—	—	—	—
	7,616	[5]	—	—	8.39	6/30/2026	—	—	—	—
	3,892	[5]	—	—	11.04	9/30/2026	—	—	—	—
	4,517	[5]	—	—	9.22	12/30/2026	—	—	—	—
	3,687	[5]	—	—	11.00	3/31/2027	—	—	—	—
	3,497	[5]	—	—	11.53	6/30/2027	—	—	—	—
	3,390	[5]	—	—	11.81	9/29/2027	—	—	—	—
	3,477	[5]	—	—	11.28	12/29/2027	—	—	—	—
	3,013	[5]	—	—	8.63	3/30/2028	—	—	—	—
	125,000	[5]	—	—	2.14	3/17/2030	—	—	—	—
	625,591	[5]	—	—	2.61	6/12/2030	—	—	—	—
	—		—	—	—	—	267,737	1,247,654	—	—

(1)
Represents RSUs reflecting the following historical grants, each vesting as follows subject to continued employment through each vesting date:
•
Mr. Moore: 673,854 RSUs granted on March 21, 2025, vesting in equal annual installments over four years starting on the first anniversary of the grant date; and 1,000,000 RSUs granted on December 3, 2024 as part of the Inducement Awards, vesting in equal annual installments, subject to continued employment, over five years starting on the first anniversary of the grant date.
•
Mr. Cotner: 202,156 RSUs granted on March 21, 2025, vesting in equal annual installments over four years starting on the first anniversary of the grant date; and 50,000 RSUs granted on December 3, 2024 as part of the Inducement Awards, vesting in equal annual installments, subject to continued employment, over five years starting on the first anniversary of the grant date.
•
Ms. Gordon: 175,202 RSUs granted on March 21, 2025; 70,970 RSUs granted on April 1, 2024; and 42,347 RSUs granted on March 3, 2023. All RSUs vest in equal annual installments over four years starting on the first anniversary of the applicable grant date.
•
Mr. Olson: 53,908 RSUs granted on March 21, 2025, vesting in equal annual installments over four years starting on the first anniversary of the grant date; and 25,000 RSUs granted on December 3, 2024 as part of the Inducement Awards, vesting in equal annual installments, subject to continued employment, over five years starting on the first anniversary of the grant date.
•
Mr. Thorne: 226,190 RSUs granted on April 1, 2024; 151,240 RSUs granted on March 3, 2023; and 89,900 RSUs granted on March 24, 2022. All RSUs vest in equal annual installments over four years starting on the first anniversary of the applicable grant date. Pursuant to the terms of Mr. Thorne’s employment agreement, all such awards automatically vested in early January 2026 following the expiration of his employment agreement.
(2)
The amounts in this column are based on the price of $4.66 per share, the closing market price for our common stock on December 31, 2025 (the last trading day of the year).
(3)
Represents PSUs granted on December 3, 2024 as part of the Inducement Awards. The PSUs are divided into two equal tranches. The first tranche will vest, subject to continued employment, on the earlier of (i) the date on which the average closing price of the common stock is at least $20.00 per share for a period of 90 consecutive trading days and (ii) the date on which the Company consummates a change in control where the price per share of Common Stock in connection with such change in control (the “Change in Control Price”) is at least $20.00 per share. The second tranche will vest, subject to continued employment, on the earlier of (i) the date on which the average closing price of the common stock is at least $25.00 per share for a period of 90 consecutive trading days and (ii) the date on which the Company consummates a change in control pursuant to which the Change in Control Price is at least $25.00 per share.

2026 PROXY STATEMENT	GOGO INC.	41

EXECUTIVE COMPENSATION TABLES

(4)
In accordance with SEC rules and based on the achievement of the performance conditions as of December 31, 2025, this table shows the number of shares underlying the outstanding PSU award assuming a payout at the target level.
(5)
These options were granted for Mr. Thorne’s services as a non-employee director and were fully vested on the grant date. The exercise dates represent those in effect as of December 31, 2025. Following the expiration of Mr. Thorne’s employment agreement after 2025 fiscal year-end, pursuant to the agreement’s terms, the options became exercisable through the earlier of (x) the original option term or (y) until the latest of (A) March 31, 2026, (B) the fifth anniversary of grant, or (C) the expiration of the normal post-termination exercise period (generally ninety days post-termination).

Option Exercises and Stock Vested Table

The table below provides information on the stock options that were exercised by and stock awards that vested for our NEOs in 2025.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)[1]

Christopher Moore	—	—	200,000	1,388,000

Zachary Cotner	—	—	10,000	69,400

Crystal Gordon	—	—	32,579	261,203

Hayden Olson	—	—	5,000	34,700

Oakleigh Thorne	—	—	496,777	2,866,950

(1) The value realized on vesting represents the number of shares multiplied by the market value of our Common Stock at the time the applicable share vested.

Nonqualified Deferred Compensation Table

The table below provides information on the nonqualified deferred compensation benefits of each of our NEOs in 2025.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)[1]

Christopher Moore	—	—	—	—	—

Zachary Cotner	—	—	—	—	—

Crystal Gordon	—	—	—	—	—

Hayden Olson	—	—	—	—	—

Oakleigh Thorne[2]	—	—	(139,296)	—	189,247

(1) The deferred share units ("DSUs") included in this amount were received in fiscal years 2013, 2014, 2015, 2016, 2017 and 2018. The amount in respect of DSUs received prior to 2018 were not reported as compensation in the “Summary Compensation Table” to Mr. Thorne in previous years because he was not a NEO at the time. However, such compensation was reported in the “Director Compensation” section when Mr. Thorne served as a nonemployee director.

(2) Deferred amounts represent the value of DSUs granted under our 2013 Omnibus Plan and our 2016 Omnibus Plan for the period of time Mr. Thorne served as a nonemployee director prior to his appointment as President and Chief Executive Officer in March 2018 and then Executive Chair in December 2024. See “Director Compensation” for a discussion of the compensation our directors receive for their service on the board.

Potential Payments upon Termination or Change of Control

The following table describes the payments and benefits that our NEOs would have been entitled to receive upon a hypothetical termination of employment or change in control as of December 31, 2025, except for Mr. Thorne, for whom we

42	GOGO INC.	2026 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

show only the payments he actually received shortly after 2025 fiscal year-end under his employment agreement as permitted by SEC rules, which was as follows: $1,360,104 in the value of accelerated RSUs.

For more details on the potential payments to our NEOs upon a termination or change in control, which are governed by their employment agreements and various other agreements with us, see “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table.”

Severance	Death or Disability ($)[1]	Involuntary Termination without Cause ($)[1]	Termination for Good Reason ($)[1]	Involuntary Termination without Cause or Termination for Good Reason within 2 Years Following or, in certain circumstances, prior to Change in Control ($)[2]

Christopher Moore	3,700,000	3,769,863	3,700,000	4,550,000
Zachary Cotner	2,188,333	2,227,374	2,188,333	2,615,833
Crystal Gordon	—	894,041	855,000	1,282,500
Hayden Olson	1,020,000	1,046,712	1,020,000	1,280,000
Benefits[3]
Christopher Moore	31,272	31,272	31,272	46,909
Zachary Cotner	30,362	30,362	30,362	45,543
Crystal Gordon	—	39,920	39,920	59,880
Hayden Olson	31,272	31,272	31,272	46,909
Value of Accelerated RSUs[4]
Christopher Moore	4,513,042	3,728,000	3,728,000	11,528,160
Zachary Cotner	421,912	186,400	186,400	1,361,447
Crystal Gordon	336,130	—	—	1,163,145
Hayden Olson	156,003	93,200	93,200	344,411
Total
Christopher Moore	8,244,314	7,529,135	7,459,272	16,125,069
Zachary Cotner	2,640,607	2,444,136	2,405,095	4,022,823
Crystal Gordon	336,130	933,961	894,920	2,505,525
Hayden Olson	1,207,275	1,171,184	1,144,472	1,671,320

(1) In respect of “severance,” includes 30 days' pay in lieu of notice (upon an involuntary termination without cause only), continuation of NEO's salary for a period of 12 months, a pro-rated annual bonus payment. In the case of Messrs. Moore, Cotner, and Olson, this also includes payment of the unpaid portion of their retention bonuses. See “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table” for a discussion of the terms of the employment agreements.

(2) In respect of “severance,” includes for all NEO's a lump sum cash payment equal to 18 months' base salary and 1.5x such NEO's target bonus for the year of termination. In the case of Messrs. Moore, Cotner, and Olson, this also includes payment of the unpaid portion of their retention bonuses.

(3) For each NEO, the amounts include the cost of COBRA premiums to maintain health insurance coverage that is substantially equivalent to that which the NEO received immediately prior to termination and assumes that the NEO elects COBRA coverage for the full period or which he or she is entitled to payment or reimbursement. See “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table” for a discussion of the terms of those agreements.

(4) The value of vesting of time-based vesting RSUs is calculated by multiplying the number of unvested RSUs that would accelerate by $4.66, which was the closing price of our common stock on Nasdaq on December 31, 2025. In the case of Messrs. Moore, Cotner, and Olson, upon a

2026 PROXY STATEMENT	GOGO INC.	43

EXECUTIVE COMPENSATION TABLES

termination without cause or for good reason, 100% of the time-based portion of their Inducement Awards will accelerate, and the performance-based portion of the Inducement Awards for Messrs. Moore and Cotner will be forfeited. In the case of Messrs. Moore, Cotner, and Olson, upon a termination due to disability, the next tranche of the time-based portion of the Inducement Award will be accelerated, and upon a termination due to retirement, a pro-rated portion of the Inducement Award will be accelerated. In the case of Messrs. Moore and Cotner, upon a termination due to disability or retirement, the performance-based portion of their Inducement Awards will remain eligible to vest for 90 days following such a termination; however, since the vesting of such awards is unable to be determined, we did not include any value for such vesting. In the case of Messrs. Moore, Cotner, and Olson, in the event of a change in control, if the Inducement Awards are not honored or assumed by the surviving company, then all of the time-based portion of their Inducement Awards will accelerate and become vested, and the performance-based portion of the Inducement Awards of Messrs. Moore and Cotner will vest only if the “Change in Control Price” is achieved. If the Inducement Awards are honored or assumed by the surviving company in connection with such change in control, then 25% of the Inducement Award that would otherwise vest as a result of such change in control will instead vest upon the earlier of (A) the first anniversary of such change in control, or (B) a subsequent termination without cause, for good reason, or due to death or disability. See “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Treatment of Equity upon Termination or Change in Control” above for a description of the circumstances that would trigger accelerated vesting upon a change in control.

44	GOGO INC.	2026 PROXY STATEMENT

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer:

We identified our median employee based on our total full- and part-time employee population (subject to the permitted exclusion as described below) as of the last payroll date in December 2025, using total cash compensation (salary, wages, overtime and bonus), which we determined reasonably reflects the annual compensation of our employees and consistently applies to all our employees. In making this determination, as permitted by SEC rules, we excluded from our total employee population of 680 all employees from the following countries, because they in the aggregate represent less than 5% of that total population: Australia (two employees); Brazil (nine employees); Hong Kong (two employees); Singapore (three employees); and United Arab Emirates (11 employees). We did not make any cost-of-living adjustments in identifying the median employee.

The calculation of total compensation of the Chief Executive Officer and the median employee was determined in the same manner as the “Total” shown for our Chief Executive Officer in “Executive Compensation Tables—Summary Compensation Table.”

For the year ended December 31, 2025, the median of the annual total compensation of all employees of the Company other than the Chief Executive Officer was $160,083. For the same year, the annual total compensation of our CEO Mr. Moore was $9,043,298 as reported in the “Total” column of “Executive Compensation Tables – Summary Compensation Table.” Based on this information, for 2025, the reasonable estimated ratio of his compensation to the median of the annual total compensation of all other employees of the Company was approximately 56:1.

The pay ratio disclosed is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. The applicable rules provide issuers with certain flexibility in determining the methodology and related assumptions in identifying their median employee and calculating the ratio. As a result, the pay ratio we have disclosed in this proxy statement may not be comparable to pay ratios disclosure by other companies.

2026 PROXY STATEMENT	GOGO INC.	45

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between (i) compensation “actually paid” (as computed in accordance with SEC rules) to our named executive officers and (ii) certain aspects of financial performance of the Company. The Compensation Committee does not in practice use “compensation actually paid” as the basis for making compensation decisions. For further information concerning our compensation philosophy and how we align executive compensation with our performance, see “Compensation Discussion and Analysis.” The below disclosure is provided only to comply with applicable SEC rules.

Pay versus Performance Table

							Value of Initial Fixed $100 Investment Based On ($)(4)
Year	Summary Compensation Table Total for PEO 1 ($)(1)	Compensation Actually Paid to PEO 1 ($)(3)	Summary Compensation Table Total for PEO 2 ($)(1)	Compensation Actually Paid to PEO 2 ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(2)(3)	Total Stockholder Return ($)	Peer Group Total Stockholder Return ($)	Net Income (in thousands, $)	Free Cash Flow (in thousands, $)(5)

2025	—	—	9,043,298	741,461	3,133,404	2,211,187	48.39	142.30	12,923	89,181

2024	3,283,686	1,392,978	18,075,027	18,063,027	1,816,043	1,182,569	126.41	149.37	13,746	41,942

2023	3,554,176	2,886,305	—	—	1,656,236	1,415,337	158.28	137.42	145,678	82,687

2022	3,240,010	4,727,482	—	—	1,307,227	1,689,362	230.63	118.41	92,059	57,783

2021	3,345,530	7,894,819	—	—	1,387,517	2,985,854	211.41	141.13	152,735	49,408

(1) Our Principal Executive Officer (“PEO”) for each of the years reported was as follows: for 2021 to 2024, Oakleigh Thorne (“PEO 1”), who was succeeded in December 2024 by Chris Moore; and for the remainder of 2024 and all of 2025, Chris Moore (“PEO 2”).

(2) Our non-PEO named executive officers (“NEOs”) for each of the years reported were as follows: for 2025, Zachary Cotner, Crystal Gordon, Hayden Olson and Oakleigh Thorne; for 2024, Sergio Aguirre, Jessica Betjemann, Zachary Cotner, Crystal Gordon, and Hayden Olson; for 2023, Sergio Aguirre, Jessica Betjemann, Crystal Gordon, Karen Jackson and Barry Rowan; for 2022, Barry Rowan, Sergio Aguirre, Marguerite M. Elias, Karen Jackson and Jessica Betjemann; and for 2021, Barry Rowan, Sergio Aguirre, Marguerite M. Elias and Karen Jackson.

(3) Compensation “actually paid” is calculated in accordance with Item 402(v) of Regulation S-K. The table below sets forth each adjustment made during each year presented in the table to calculate the compensation “actually paid” to our NEOs during each year in the table. In this table, the unvested equity values are computed in accordance with the methodology also used for financial reporting purposes.

(4) Peer Group total stockholder return (“TSR”) reflects the peer group of the S&P 600 SmallCap, as used for purposes of Item 201(e)(ii) of Regulation S-K in our latest 2025 Form 10-K. With respect to both the Company’s cumulative TSR and peer group cumulative TSR, each year reflects what the cumulative value of $100 would be as of the end of the applicable fiscal year, including the reinvestment of dividends, if such amount were first invested on December 31, 2020.

(5) We chose free cash flow as our Company-selected measure because it is a key measurement of Company performance. Free cash flow represents net cash provided by operating activities, plus the proceeds from the FCC Reimbursement Program and the interest rate caps, less purchases of property and equipment and the acquisition of intangible assets and cash paid to purchase our interest rate caps. We believe that free cash flow provides meaningful information regarding our liquidity.

46	GOGO INC.	2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

	2025		2024			2023		2022		2021
	PEO ($)	Average of Other NEOs ($)	PEO ($)	PEO 2 ($)	Average of Other NEOs ($)	PEO ($)	Average of Other NEOs ($)	PEO ($)	Average of Other NEOs ($)	PEO ($)	Average of Other NEOs ($)

Total Compensation as reported on Summary Compensation Table	9,043,298	3,133,404	3,283,686	18,075,027	1,816,043	3,554,176	1,656,236	3,240,010	1,307,227	3,345,530	1,387,517

Deduction for fair value of equity reported in Summary Compensation Table	(4,999,997)	(1,424,998)	(1,899,996)	(16,010,000)	(947,954)	(2,499,998)	(573,998)	(1,700,009)	(608,997)	(1,595,080)	(579,500)

Fair value of equity compensation granted in current year and unvested at year-end – value at year-end	3,140,160	502,425	1,829,877	15,998,000	363,487	—	171,590	1,326,924	475,124	2,328,094	845,808

Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in a prior fiscal year that were unvested at end of current fiscal year	(6,212,000)	(158,598)	(1,000,759)	—	(25,010)	—	(45,830)	263,488	112,261	3,644,943	1,181,495

Fair value of equity compensation granted in current year that vested during current year	—	392,520	—	—	182,865	1,832,148	213,333	—	—	—	—

Change in fair value from end of prior fiscal year to vesting date for awards made in a prior fiscal year that vested during current fiscal year	(230,000)	(233,566)	(819,829)	—	(206,862)	(21)	(5,994)	1,597,069	403,747	171,332	150,535

Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—	—	—	—	—	—	—	—	—	—

Compensation actually paid	741,461	2,211,187	1,392,978	18,063,027	1,182,569	2,886,305	1,415,337	4,727,482	1,689,362	7,894,819	2,985,854

Relationship between Compensation Actually Paid and Certain

Financial Measures

The following graphs address, for the fiscal years covered by the Pay versus Performance Table, the relationship between compensation actually paid as disclosed in such table and the Company’s:

•
cumulative TSR and peer group cumulative TSR;
•
net income; and
•
free cash flow.

2026 PROXY STATEMENT	GOGO INC.	47

PAY VERSUS PERFORMANCE

48	GOGO INC.	2026 PROXY STATEMENT

PAY VERSUS PERFORMANCE

Financial Performance Measure

As described in detail in the “Compensation Discussion and Analysis,” the Company’s executive compensation program consists of several compensation elements reflecting the Company’s pay-for-performance philosophy, including equity compensation, which is directly tied to the returns experienced by our stockholders. Please see “Compensation Discussion & Analysis” for a further description of these performance metrics (including, in the case of Adjusted EBITDA, how it is calculated) and how they are used in our executive compensation program. For 2024, we believe the most important financial performance measures used to link NEO compensation to Company performance are as follows:

•
Free cash flow;
•
Revenue; and
•
Adjusted EBITDA.

2026 PROXY STATEMENT	GOGO INC.	49

Director Compensation

Our non-employee directors, which excludes our Chief Executive Officer (and historically our Executive Chair before his transition to Chair) receive an annual board retainer of $240,000, consisting of $50,000 in cash and $190,000 in equity paid in equal quarterly installments, which are all DSUs granted under our 2016 Omnibus Incentive Plan and the 2024 Omnibus Equity Incentive Plan. Vested DSUs are settled within 90 days after the director ceases to serve as such. The chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each receive additional annual cash compensation of $30,000, $15,000 and $10,000, respectively, and our lead independent director receives additional annual cash compensation of $15,000. Cash payments are paid on or shortly after the end of the quarter and equity grants are made on the last business day of the quarter. Directors may elect to receive all or a portion of the cash portion of their annual retainer and any additional payments for service as a chair or lead independent director in the form of DSUs granted previously under our 2016 Omnibus Incentive Plan, and currently under our 2024 Omnibus Equity Incentive Plan. The directors are required to retain shares received upon settlement of DSUs, and, to the extent exercised, stock options (on an after-tax net basis) until the earlier of one year following termination of board service or a change in control of the Company. This retention policy applies only to non-employee director equity awards granted on and after September 30, 2015. Our directors do not receive additional fees for attending Board or committee meetings.

The following table provides summary information concerning compensation paid or accrued by us to or on behalf of nonemployee directors for services rendered to us during 2025. For information on the compensation of Messrs. Moore and Thorne, see “Compensation Discussion and Analysis” and “Executive Compensation Tables.”

	Fees Earned or Paid in Cash ($)	Stock Awards ($)[1,3]	Total ($)

Michael Abad-Santos[2]	12,500	47,496	59,996
Mark Anderson	50,000	189,982	239,982
Robert L. Crandall[2]	12,500	47,495	59,995
Hugh W. Jones	80,000	189,979	269,979
Monte M. Koch	50,000	189,979	239,979
Michele Coleman Mayes	60,000	189,972	249,972
General (Retired) Michael Minihan[2]	25,000	94,993	119,993
Christopher D. Payne[2]	12,500	47,495	59,995
Charles C. Townsend	50,000	189,982	239,982
Harris N. Williams	80,000	189,979	269,979

(1) Messrs. Crandall, Payne, Townsend and Anderson elected to defer the cash portion of their annual retainer. Ms. Mayes elected to defer a portion of her annual retainer. The number of DSUs they received and the grant date fair value of the DSUs are included in the table below, together with the regular equity portion of their annual retainers.

(2) Messrs. Abad-Santos, Crandall and Payne left the Board, and General (Retired) Minihan joined the Board, during fiscal 2025, and their compensation was prorated accordingly.

(3) The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See Note 14, “Stock-Based Compensation and Retirement Plans,” to the Consolidated Financial Statements included in our 2025 Form 10-K, which is incorporated by reference herein, for a discussion of the relevant assumptions used in calculating these amounts.

50	GOGO INC.	2026 PROXY STATEMENT

DIRECTOR COMPENSATION

The following table sets forth, by grant date, the grant date fair value of each award with respect to service as a director in 2025.

Name	Grant Date	Number of Deferred Share Units (#)	Grant Date Fair Value of Deferred Share Units ($)

Michael Abad Santos	3/31/2025	5,510	47,496
	3/31/2025	6,960	59,995
Mark Anderson	6/30/2025	4,087	59,997
	9/30/2025	6,984	59,993
	12/31/2025	12,875	59,998
Robert L. Crandall	3/31/2025	6,960	59,995
	3/31/2025	5,510	47,496
Hugh W. Jones	6/30/2025	3,235	47,490
	9/30/2025	5,529	47,494
	12/31/2025	10,193	47,499
	3/31/2025	5,510	47,496
Monte M. Koch	6/30/2025	3,235	47,490
	9/30/2025	5,529	47,494
	12/31/2025	10,193	47,499
	3/31/2025	5,800	49,996
Michele Coleman Mayes	6/30/2025	3,405	49,985
	9/30/2025	5,820	49,994
	12/31/2025	10,729	49,997
General (Retired) Michael Minihan	9/30/2025	5,529	47,494
	12/31/2025	10,193	47,499
Christopher D. Payne	3/31/2025	6,960	59,995
	3/31/2025	6,960	59,995
Charles C. Townsend	6/30/2025	4,087	59,997
	9/30/2025	6,984	59,993
	12/31/2025	12,875	59,998
	3/31/2025	5,510	47,496
Harris N. Williams	6/30/2025	3,235	47,490
	9/30/2025	5,529	47,494
	12/31/2025	10,193	47,499

2026 PROXY STATEMENT	GOGO INC.	51

DIRECTOR COMPENSATION

The following table shows the aggregate number of DSUs and options (which were granted to non-employee directors until fiscal 2021) held by our directors as of December 31, 2025.

Name	Number of Deferred Share Units	Number of Stock Options

Michael Abad-Santos	—	—
Mark Anderson	104,705	—
Robert L. Crandall	—	138,650
Hugh W. Jones	157,148	117,382
Monte M. Koch	35,775	—
Michele Coleman Mayes	202,757	123,660
General (Retired) Michael Minihan	15,722	—
Christopher D. Payne	—	138,650
Charles C. Townsend	221,927	138,650
Harris N. Williams	168,629	132,372

52	GOGO INC.	2026 PROXY STATEMENT

Audit Matters

Audit Committee Report

The Audit Committee of our Board is responsible for, among other things, reviewing with Deloitte & Touche LLP, our independent registered public accounting firm, the scope and results of their audit engagement. In 2025, the Audit Committee was composed of Harris Williams (Chair), Michael Abad-Santos, Hugh Jones and Michele Coleman Mayes. Mr. Abad-Santos and Ms. Mayes left the Audit Committee in June and December 2025 respectively, and Mr. Koch was appointed to the Audit Committee in January 2026.

In connection with the 2025 audit, the Audit Committee:

•
Reviewed and discussed with management the Company’s audited financial statements;
•
Discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board; and
•
Received from and discussed with Deloitte & Touche LLP the communications from Deloitte & Touche LLP required by the Public Company Accounting Oversight Board regarding their independence.

Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the Board that the audited financial statements and management’s report on internal controls over financial reporting be included in our Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.

The Audit Committee has adopted a charter and a process for pre-approving services to be provided by Deloitte & Touche LLP.

The members of the Audit Committee have been determined to be independent in accordance with the requirements of Section 5605(c) of the Nasdaq Stock Market listing standards and the requirements of Section 10A(m)(3) of the Exchange Act.

The Audit Committee:

Harris N. Williams (Chair)

Hugh W. Jones

Monte J.M. Koch

2026 PROXY STATEMENT	GOGO INC.	53

AUDIT MATTERS

Pre-approval of Independent Auditor Services

The Audit Committee pre-approves all audit, audit-related, tax, and other services performed by the independent auditors. The Audit Committee pre-approves specific categories of services up to pre-established fee thresholds. Unless the type of service has previously been pre-approved, the Audit Committee must approve that specific service before the independent auditors may perform it. In addition, separate approval is required if the fees for any pre-approved category of service exceed the fee thresholds established by the Audit Committee. The Audit Committee may delegate to Mr. Harris Williams or any other independent chair of the Audit Committee pre-approval authority with respect to permitted services, provided that the chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All fees described below were pre-approved by the Audit Committee.

Independent Registered Public Accounting Firm Fees

The following table presents the Company’s fees for services performed by its independent registered public accounting firm, Deloitte & Touche LLP, and its affiliates, for the years ended December 31, 2025 and 2024.

	2025	2024
Audit fees[1]	$3,077,000	$3,897,644
Audit-related fees[2]	—	90,000
Tax fees	—	—
All other fees[3]	5,685	75,685
Total	$3,082,685	$4,063,329

(1)
Audit fees principally include fees for services related to the audit of the Company’s financial statements and review of the Company’s quarterly financial information.
(2)
Audit-related fees for 2024 consist of fees for a system and organization controls 2 (“SOC 2”) examination.
(3)
All other fees for 2025 and 2024 include subscription fees to an online accounting research tool and fees for internal control-related advisory services related to a SOC 2 report for 2024.

54	GOGO INC.	2026 PROXY STATEMENT

PROPOSAL 1:

Election of Directors

The Board has nominated the three persons named below for election as directors at the Annual Meeting to serve until the 2029 annual meeting or until their respective successors are duly elected and qualified. Each of the nominees for director is currently serving on the Board. Directors are elected by a plurality. Therefore, the three nominees who receive the highest number of “FOR” votes will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. There is no cumulative voting. If any nominee for any reason is unable to serve or will not serve, proxies will be voted for such substitute nominee as the proxy holders may determine. If any nominee is unable to serve as a director, the Board by resolution may reduce the number of directors or choose a substitute nominee. The Company is not aware of any nominee who will be unable to or will not serve as a director.

Nominees for Director

Hugh W. Jones	Oakleigh Thorne

Age: 62	Age: 68

Director Since: 2016	Director Since: 2006

Independent: Yes	Independent: No

Charles C. Townsend

Age: 77

Director Since: 2010

Independent: Yes

For biographical information about the nominees for director, including information about their qualifications to serve as a director, see “Our Board of Directors and Corporate Governance—Class I Nominees.”

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE THREE NOMINEES FOR CLASS I DIRECTOR.

2026 PROXY STATEMENT	GOGO INC.	55

PROPOSAL 2:

Advisory Vote to Approve Executive Compensation

In accordance with Section 14A of the Exchange Act, the Company’s stockholders are entitled to approve, on an advisory basis, the compensation of our named executive officers. This non-binding advisory vote, commonly known as a “Say on Pay” vote, gives our stockholders the opportunity to express their views on our named executive officers’ compensation.

As described in the “Compensation Discussion and Analysis” section of this proxy statement (the “CD&A”), the goal of our executive compensation programs has been and continues to be to support the successful recruitment, development and retention of executive talent through a pay-for-performance culture, so that we can achieve our business objectives and optimize our long-term financial returns. In furtherance of those goals, our Compensation Committee has developed compensation programs intended to provide competitive base compensation and reward performance that meet or exceed the targets established by the Compensation Committee, with the objective of increasing long-term stockholder value and supporting the shorter-term business goals critical to that increase.

For these reasons, our Board is asking stockholders to vote “For” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion, is hereby APPROVED.”

As you consider this Proposal 2, please note that it relates to the compensation of our named executive officers specifically as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation Tables.”

As an advisory vote, this Proposal 2 is not binding on our Board or the Compensation Committee. However, our Board and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers.

The proposal to approve, on an advisory basis, the compensation of our named executive officers requires for its approval the affirmative vote of a majority of the votes entitled to vote on the subject matter of the proposal by holders of common stock who are present in person or by proxy. Any abstention will have the effect of a vote against the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

56	GOGO INC.	2026 PROXY STATEMENT

PROPOSAL 3:

Approval of the Amended and Restated 2024 Omnibus Equity Incentive Plan

Overview

We are asking stockholders to approve the Amended and Restated 2024 Omnibus Equity Incentive Plan (the “Existing 2024 Plan” and, as restated, the “Restated 2024 Plan”) to increase the number of shares of Company common stock available for issuance under the Existing 2024 Plan by 8,555,000. The Restated 2024 Plan was adopted by our Board on April 13, 2026, subject to approval by our stockholders at the Annual Meeting. If approved by the Company’s stockholders, the Restated 2024 Plan will become effective on the date of the Annual Meeting (the “Effective Date”).

After the proposed increase, up to a total of 9,438,055 shares will be available for new equity award grants under the Restated 2024 Plan after the Effective Date. Awards granted between April 6, 2026 and the Effective Date are expected to be minimal. However, for the avoidance of doubt, if our stockholders approve the Restated 2024 Plan, grants made from the Existing 2024 Plan between April 6, 2026 and the Effective Date will be deducted from the shares already available under the Restated 2024 Plan. Additionally, under the Restated 2024 Plan, the plan will expire ten years from the Effective Date (instead of on the original expiration date of ten years from the date on which the Existing Plan originally took effect in 2024).

Other than the increase in the number of shares of Common Stock reserved for issuance described above and the change to the expiration date, we are not proposing to make any other material changes to the Existing 2024 Plan. The Restated 2024 Plan will continue to provide incentive compensation through the grant of incentive stock options, non-qualified stock options, restricted shares, RSUs, PSUs, stock appreciation rights and other stock-based and cash awards.

As of April 6, 2026, 883,055 shares of Common Stock remained available for future grants of awards under the Existing 2024 Plan. The closing price of a share of Common Stock on the Nasdaq Stock Market on April 6, 2026 was $4.16.

We believe the ability to grant awards under the Restated 2024 Plan is necessary to enable us to attract, motivate and retain directors and key employees, and to provide incentives for such individuals through Common Stock ownership and other rights that promote and recognize the financial success and growth of our Company.

Based upon recent equity award requirements, we believe that the proposed increase of 8,555,000 shares of Common Stock to be reserved for issuance under the Restated 2024 Plan will be sufficient for equity awards for the foreseeable future. However, the number of shares of Common Stock required for future grants is dependent upon several factors that cannot be predicted, including, but not limited to, the price of the Company’s Common Stock on future grant dates. See “Summary of the Existing 2024 Plan-Key Equity Plan Data” for more details.

If stockholders do not approve the Restated 2024 Plan, the Existing 2024 Plan will continue in its current form, such that the pool of shares of Common Stock available thereunder will become depleted and be insufficient for equity awards made following our annual grants in 2026. As a result, in future years, we may not be able to continue to offer equity packages to our current employees and new employees, and thus may be less competitive than other companies that offer equity. We believe that this could impede our plans for growth and impair our ability to operate our business. In addition, if we are unable to grant competitive equity awards, we may be required to offer additional cash-based incentives to replace equity as a means of competing for talent, which we believe could adversely affect our reported earnings and financial results. We also believe that equity grants are a more effective compensation vehicle than cash awards because they better align the financial interests of employees with the interests of stockholders, and promote actions that result in long-term value creation.

If this Proposal No. 3 receives the requisite stockholder approval, the Company intends to register the additional shares of Common Stock available for issuance under the Restated 2024 Plan on a registration statement on Form S-8 under the Securities Act as soon as reasonably practicable following receipt of approval.

Restated 2024 Plan Governance Highlights

In the same form as the Existing 2024 Plan, the Restated 2024 Plan incorporates certain governance best practices, including:

•
No “liberal share recycling” of any awards.
•
Minimum vesting period of one year, except under certain limited circumstances and with permitted exceptions up to 5% of the share reserve.

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•
Dividends and dividend equivalent rights, if any, on all awards are subject to the same vesting requirements as the underlying award and will only be paid at the time those vesting requirements are satisfied.
•
No dividends or dividend equivalents on options or SARs.
•
Minimum 100% fair market value exercise price as of the date of grant for options and SARs.
•
No “liberal” change in control definition.
•
No repricing of options or stock appreciation rights and no cash buyout of underwater options or stock appreciation rights without stockholder approval, except for certain equitable adjustments in connection with certain corporate transactions.
•
No excise tax gross-ups.
•
No “reloads” of options or SARs.

Summary of the Restated 2024 Plan

The following is a summary of certain material features of the Restated 2024 Plan, that does not purport to be a complete description of all the provisions of Restated 2024 Plan, and is qualified in its entirety by reference to the complete terms of the Restated 2024 Plan attached hereto as Appendix A (which shows text deleted from the Existing 2024 Plan as stricken and text added to it as underlined).

Stockholders are urged to read the actual text of the proposed Restated 2024 Plan. To the extent there is a conflict between this summary and the Restated 2024 Plan, the terms of the Restated 2024 Plan will govern.

Eligible Participants

Officers, directors and employees of the Company and its subsidiaries and consultants or others who may provide services to the Company and its subsidiaries are eligible to receive awards under the Restated 2024 Plan. As of April 6, 2026, four executive officers, 641 employees and one contractor were eligible to participate in the Restated 2024 Plan. Additionally, as of that date, all eight of our non-employee directors (including our non-employee director nominees) were eligible to participate.

Administration of the Restated 2024 Plan

The Restated 2024 Plan is administered by the Compensation Committee (or its permitted designee), which will have sole and complete authority and discretion to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Restated 2024 Plan, to interpret the terms and provisions of the Restated 2024 Plan and to determine participants and the types and terms and conditions of any award. The Committee's decisions including any failure to make decisions will be binding.

Available Shares

Subject to adjustment as provided in the Restated 2024 Plan, the maximum number of shares of Stock that are available for awards granted under the Restated 2024 Plan will be 9,438,055 shares of common stock. Any shares granted in connection with awards other than options and SARs will be counted against this limit as 1.45 shares for every one share granted in connection with such Award. Shares of common stock may be made available from stock held in treasury or authorized but unissued shares of the Company not reserved for any other purpose.

Any shares of stock subject to an award under the Restated 2024 Plan, the 2016 Omnibus Incentive Plan (the "2016 Plan") or any other equity plan of the Company which for any reason expires without having been exercised, is canceled or terminated or otherwise is settled without the issuance of any stock will be available for grant under the Restated 2024 Plan. Shares that are repurchased, withheld to cover applicable taxes or used to pay an exercise price, will not become available for future awards.

Director Limitations

In any calendar year, our non-employee directors may not receive awards for service on the Board that, taken together with any cash fees, have a value in excess of $1,000,000. The Compensation Committee may make exceptions to this limit if the non-employee director receiving the additional compensation does not participate in the decision to award such compensation or in other contemporaneous decisions involving compensation for other directors.

58	GOGO INC.	2026 PROXY STATEMENT

APPROVAL OF THE AMENDED AND RESTATED 2024 OMNIBUS EQUITY INCENTIVE PLAN

Dividends and Dividend Equivalents

A dividend equivalent is the right to receive payments in cash or in stock, based on dividends with respect to shares of stock. Dividend equivalents may be granted to participants in tandem with another award (other than options or stock appreciation right) or on their own. In no event will dividends or dividend equivalents be paid to participants with respect to an award unless and until the date such award becomes vested.

Minimum Vesting

Except for any accelerated vesting upon a change of control or the death, disability or retirement of a participant and subject to any additional vesting requirements or conditions as the Compensation Committee may establish, each award shall be subject to a minimum vesting period of one year from the date of grant. The minimum vesting requirements will not apply to awards involving an aggregate number of shares not in excess of 5% of the Restated 2024 Plan share reserve.

Awards

The following awards may be made under the Restated 2024 Plan.

Options

An “incentive stock option” is an option that meets the requirements of Section 422 of the Code, and a “non-qualified stock option” is an option that does not meet these requirements. An option granted under the Restated 2024 Plan is exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable later than ten years from the grant date or, in the case of an incentive stock option award granted to a ten percent stockholder, later than five years from the grant date. Our Compensation Committee may determine the terms and conditions of each award of stock options granted under the Restated 2024 Plan, including the exercise price associated with the stock option and the time and conditions of exercise for each stock option.

The purchase price per share upon exercise of each option granted under the plan may not be less than 100% (or 110% in the case of an incentive stock option granted to a ten percent stockholder), of the fair market value of our common stock on the option grant date. For so long as our common stock is listed on an established stock exchange, the fair market value of the common stock will be the closing price of our common stock on the exchange on which it is listed and as reported in The Wall Street Journal on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be deemed equal to the mean between the high bid and low asked prices for the common stock on the last market trading day prior to the day of determination. If our common stock is not listed on an established stock exchange or national market system, the fair market value will be determined in good faith by our Compensation Committee pursuant to a reasonable valuation method in accordance with Section 409A of the Code, including without limitation by reliance on an independent appraisal completed within the preceding 12 months.

The aggregate fair market value of all shares with respect to which incentive stock options are first exercisable by a participant in any calendar year may not exceed $100,000 or such higher limit as may be permitted under Section 422(d) of the Code.

Adjustment in Capitalization

The number and kind of shares of common stock available for issuance under the Restated 2024 Plan and the number, class, exercise price, performance goals or other terms of any outstanding award shall be adjusted by the Board to reflect any extraordinary dividend or distribution, stock dividends, stock split or share combination or any reorganization, recapitalization, business combination, merger, consolidation, spin-off, exchange of shares, liquidation or dissolution of the Company or other similar transaction or event affecting the common stock of the Company.

Performance Awards

A "performance award" is an award of restricted stock, restricted stock units, options, deferred shares, deferred share units, performance units, stock appreciation rights, other equity-based awards or cash, the grant, exercise, voting or settlement of which is subject (in whole or in part) to the achievement of specified performance goals. Vested performance awards may be settled in cash, stock or a combination of cash and stock, at the discretion of the Compensation Committee.

Stock Appreciation Rights

A “stock appreciation right” (or a “SAR”) is the right to receive payment from the Company in cash and/or shares of common stock equal to the product of (i) any increase in the fair market value of one share of our common stock on the exercise date over a price fixed by the Compensation Committee on the grant date, which may not be less than the fair market value of a share of our common stock on the grant date, multiplied by (ii) the number of shares of common stock with respect to which the SAR is exercised; provided, however, that on the grant date, the Compensation Committee establishes, in its sole

2026 PROXY STATEMENT	GOGO INC.	59

APPROVAL OF THE AMENDED AND RESTATED 2024 OMNIBUS EQUITY INCENTIVE PLAN

discretion, a maximum amount per share which is payable upon exercise. A SAR under the Restated 2024 Plan is exercisable only to the extent that it is vested on the date of exercise. No SAR is exercisable later than ten years from the grant date. SARs may be granted to participants in tandem with options or on their own. Tandem SARs will generally have substantially similar terms and conditions as the options with which they are granted.

Deferred Share Units

A "deferred share unit" is a unit credited to a participant's account in our books that represents the right to receive a share of common stock or the equivalent cash value of a share of common stock on settlement of the account. Deferred share units may be granted by the Compensation Committee independent of other awards or compensation, or received at the participant's election instead of other compensation. Subject to the provisions of the Restated 2024 Plan, our Compensation Committee will determine the terms and conditions of each award of deferred share units, including the restriction period for all or a portion of the award and the restrictions applicable to the award. Vested deferred share until awards may be settled in cash, stock or a combination of cash and stock, at the discretion of the Compensation Committee.

Restricted Stock and RSUs

“Restricted Stock” is an award of common stock on which certain restrictions are imposed over specified periods that subject the shares to a substantial risk of forfeiture. An RSU is a unit, equivalent in value to a share of common stock, credited by means of a bookkeeping entry in our books to a participant's account. Vested RSU awards may be settled in cash, stock or a combination of cash and stock, at the discretion of the Compensation Committee. Subject to the provisions of the Restated 2024 Plan, our Compensation Committee determines the terms and conditions of each award of restricted stock or RSUs, including any restriction period or restrictions applicable to the award. Restricted stock and RSUs granted under the plan will vest based on a minimum period of service or the occurrence of events specified by our Compensation Committee, including the achievement of performance-based vesting conditions in lieu of, or in addition to, time-based vesting conditions.

Other Share-Based and Cash Awards

Our Compensation Committee may make other forms of equity-based or equity-related awards under our Restated 2024 Plan, not otherwise described by the terms of the plan in such amounts and subject to such terms and conditions as the Compensation Committee may determine.

Termination of Employment

Subject to the requirements of the Code, all of the terms relating to the exercise, cancellation or other disposition of any award upon a termination of employment or service with the Company, whether due to disability, death or under any circumstances shall be determined by the Compensation Committee.

Change in Control

Upon a change in control, unless otherwise determined by the Compensation Committee and provided in a participant's award agreement, no cancellation, termination, acceleration or exercisability or vesting, lapse of any restriction period or settlement or other payment shall occur with respect to any outstanding awards, provided that such outstanding awards are honored or assumed or new rights substituted therefore (such honored, assumed or substituted awards, "Alternative Awards") by any successor entity to the Company. Alternative Awards must provide a participant with substantially equivalent or better rights, terms and conditions, have substantially the same economic value and provide for accelerated vesting in the event a participant's employment is terminated without cause or the employee resigns for good reason within 24 months after the change in control. Unless otherwise determined by the Compensation Committee, any participant whose employment is terminated by the Company without cause within three months prior to a change in control will, for the purposes of the Restated 2024 Plan, be treated as if the participant's employment had terminated immediately following the change in control.

If no Alternative Awards are available or in the event of a change in control in which all of the common stock is exchanged for or converted into cash or the right to receive cash, then immediately prior to the consummation of the transaction constituting the change in control, (i) all unvested awards (other than performance awards) shall vest and the restriction period on all such outstanding awards shall lapse; (ii) each outstanding performance award with a performance cycle in progress at the time of the change in control shall be deemed to be earned and become vested and/or paid out based on the performance goals achieved as of the date of the change in control (which performance goals shall be prorated or adjusted, if necessary or appropriate, to reflect the portion of the performance cycle that has been completed), and all other performance awards shall lapse and be canceled and forfeited upon consummation of the change in control; and (iii) shares of common stock underlying all restricted stock, RSUs, performance awards, deferred share units and other stock-based awards that are vested or for which the restriction period has lapsed shall be issued or released to the participant holding such award.

60	GOGO INC.	2026 PROXY STATEMENT

APPROVAL OF THE AMENDED AND RESTATED 2024 OMNIBUS EQUITY INCENTIVE PLAN

The Compensation Committee may determine, in its discretion, to cancel some or all awards in exchange for a cash payment based on the change in control price. The Compensation Committee may also, in its discretion, accelerate the exercisability or vesting or lapse of any restriction period with respect to all or any portion of any outstanding award.

Repricings Prohibited

Without stockholder approval, except as a result of any equitable adjustment or change in control, the Committee will not have the power or authority to reprice any outstanding option or SAR, by amendment or otherwise, by reducing the exercise price or granting a new award, or making any cash payment, in substitution for or upon the cancellation any outstanding options or SAR.

Forfeiture, Cancellation or “Clawback” of Awards

The Company may cancel or reduce, or require a participant to forfeit and disgorge to the Company or reimburse the Company for any awards granted or vested and any gains earned or accrued, due to the exercise, vesting or settlement of awards or sale of any common stock issued pursuant to an award under the plan, to the extent permitted or required by, or pursuant to any Company policy implemented as required by, applicable law, regulation or stock exchange rule in effect on or after the effective date of the plan. Awards granted under the Restated 2024 Plan (and gains earned or accrued in connection with awards or the sale of any stock issued pursuant to such awards) will be subject to generally applicable policies as to forfeiture and recoupment as may be adopted by the Compensation Committee from time to time and communicated to participants. Any such policies may (in the discretion of the Compensation Committee) be applied to outstanding awards at the time of adoption of such policies, or on a prospective basis only.

Amendment or Termination of the Restated 2024 Plan

The Restated 2024 Plan will terminate on the tenth anniversary of the date on which it is approved by stockholders. The Board or the Compensation Committee may amend, modify, suspend or terminate the Restated 2024 Plan at any time, except that no amendment may be made without stockholder approval if the amendment or modification would (i) materially increase the benefits accruing to participants under the plan, (ii) increase the number of shares of stock subject to the plan or increase the individual award limitations, (iii) modify the class of personal eligible to participate in the plan, (iv) allow options or SARs to be granted with an exercise price less than fair market value, (v) extend the term of an award beyond its original expiry date or (vi) materially modify the plan in any way that would require stockholder approval under any applicable regulatory requirements or stock exchange rules. In addition, no amendment may adversely affect any outstanding award or result in the imposition of additional taxes or penalties under Section 409A of the Code without participant consent.

Amendment of an Award

The Compensation Committee may amend, modify or terminate an award at any time prior to payment or exercise, in any manner not inconsistent with the terms of the plan, including changing the date or dates of exercisability, nonforfeiture or performance satisfaction, except that no amendment, modification or termination that would adversely affect a participant's rights under the award may be effected without the participant's consent. The Compensation Committee may also accelerate the exercisability or vesting or lapse of any restriction period with respect to any outstanding award at any time. However, no outstanding option may be amended or otherwise modified or exchanged in a manner that would have the effect of reducing its original exercise price or otherwise constitute a repricing.

Federal Income Tax Consequences of Awards

The following is a brief summary of the principal United States federal income tax consequences of awards under the Restated 2024 Plan. This summary is not intended to be exhaustive and does not describe state, local or foreign tax laws.

Incentive Stock Options

The grant of an incentive stock option will not result in any immediate tax consequences to the Company or the participant. In addition, a participant will not recognize taxable income and we will not be entitled to any deduction, upon the exercise of an incentive stock option while the participant is an employee or within three months following termination of employment (longer in the case of death). In such event, the excess of the fair market value of the shares acquired over the option price will be includible in the participant's alternative minimum taxable income for the year of exercise for purposes of the alternative minimum tax. If the participant does not dispose of the shares acquired within the year after their receipt (and within two years after the option was granted), gain or loss recognized on the subsequent disposition of the shares will be treated as long-term capital gain or loss. Capital losses of individuals are deductible only against capital gains and a limited amount of taxable ordinary income. In the event of an earlier disposition, the participant will recognize taxable ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price; or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Any additional gain

2026 PROXY STATEMENT	GOGO INC.	61

APPROVAL OF THE AMENDED AND RESTATED 2024 OMNIBUS EQUITY INCENTIVE PLAN

to the participant will be treated as capital gain, long-term or short-term, depending on how long the shares have been held. Upon such a disqualifying disposition, we will be entitled to a deduction in the same amount and at the same time as the participant recognizes such taxable ordinary income, subject to the limitations of Section 162(m) of the Code.

Non-Qualified Stock Options

The grant of a non-qualified stock option will not result in any immediate tax consequences to the Company or the participant. Upon the exercise of a non-qualified stock option, the participant will recognize taxable ordinary income, and we will be entitled to a deduction, subject to the limitations of Section 162(m) of the Code, equal to the difference between the option price and the fair market value of the shares acquired at the time of exercise. Any gain or loss upon a subsequent sale or exchange of the shares will be capital gain or loss, long-term or short-term, depending on how long the shares have been held.

Stock Appreciation Rights

The grant of either a tandem SAR or a freestanding SAR will not result in any immediate tax consequences to the Company or the grantee. Upon the exercise of either a tandem SAR or a freestanding SAR, any cash received and the fair market value on the exercise date of any shares received will constitute taxable ordinary income to the grantee. We will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Section 162(m) of the Code.

Restricted Stock

A participant normally will not recognize taxable income upon an award of restricted stock, and we will not be entitled to a deduction, until the termination of the restrictions. Upon such termination, the participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares at that time, plus the amount of the dividends thereon to which the participant then becomes entitled. However, a participant may elect to recognize taxable ordinary income in the year the restricted stock is awarded in an amount equal to its fair market value at that time, determined without regard to the restrictions. We are entitled to a deduction in the same amount and at the same time as the participant realizes income, subject to the limitations of Section 162(m) of the Code.

RSUs/Performance Shares or Units

Any cash and the fair market value of any shares received in connection with the grant of an RSUs/performance shares or units under the Restated 2024 Plan will constitute taxable ordinary income to the participant in the year in which paid, and the Company will be entitled to a deduction in the same amount, subject to the limitations of Section 162(m) of the Code.

Other Stock-Based and Cash Awards

The grant of other stock-based and cash awards will generally constitute taxable ordinary income to the participant in the year in which paid, and the Company will generally be entitled to a deduction in the same amount, subject to the limitations of Section 162(m) of the Code.

Dividend Equivalents

Dividend equivalents generally will be taxed at ordinary income rates when paid. In most instances, they will be treated as additional compensation that we will be able to deduct at that time, subject to the limitations of Section 162(m) of the Code.

Withholding

Applicable taxes required by law will be withheld from all amounts paid in satisfaction of an award.

Section 162(m) of the Code

Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000.

Section 409A of the Code

Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Restated 2024 Plan and awards granted under the Restated 2024 Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

62	GOGO INC.	2026 PROXY STATEMENT

APPROVAL OF THE AMENDED AND RESTATED 2024 OMNIBUS EQUITY INCENTIVE PLAN

Key Equity Plan Data

Burn Data

Our stock-based compensation, including the participation of employees and directors, results in a “burn rate” or share utilization rate presented in the table below. The table sets forth information regarding award grants, the burn rate for each of the last three years, and the average burn rate over the last three years. The burn rate has been calculated as the quotient of (i) the sum of all options, RSUs and PSUs granted in such year, divided by (ii) the weighted average number of shares of Common Stock outstanding at the end of such year. The “burn rate” is not adjusted for forfeitures and expirations, which would reduce the burn rate if taken into account.

	Year Ended December 31,			3-Year
	2025	2024	2023	Average
Stock options granted (a)	—	—	—	—
Time-based restricted stock and RSUs granted (b)	3,125,746	2,794,203	1,899,140	2,606,363
Performance-based RSUs granted (c)	—	—	—	—
Total equity awards (a+b+c)	3,125,746	2,794,203	1,899,140	2,606,363
Weighted average shares of Common Stock outstanding (d)	133,707,000	128,533,000	129,753,000	130,664,333
Burn rate ((a+b+c)/d)	2.34%	2.17%	1.46%	1.99%

Overhang

The total potential dilution or “overhang” from the adoption of the Restated 2024 Plan is shown below. The 2016 Plan and the Existing 2024 Plan are the only incentive plans under which equity awards are outstanding, and in the case of the Restated 2024 Plan, the only incentive plan under which possible future awards would be outstanding. The fully diluted “overhang” assumes that the entire share reserve is granted in stock options. Other than the shares of common stock outstanding, all information is as of April 6, 2026.

Shares available for grant under the Existing 2024 Plan (a)	883,055
Additional shares requested for approval under the Restated 2024 Plan (b)	8,555,000
Shares subject to outstanding stock options/SARs under the existing equity plans	1,818,997
Weighted-average exercise price of outstanding stock options/SARs	$4.31
Weighted–average remaining term of outstanding stock options/SARs	3.21
Shares subject to outstanding full-value stock awards under the existing equity plans	5,910,453
Total outstanding stock options/SARs and full-value stock awards (c)	7,729,450
Shares of common stock outstanding as of the Record Date (d)	135,238,523
Fully-diluted Overhang (a+b+c) divided by (a+b+c+d)	11.26%

New Plan Benefits

As of the date hereof, no awards have been granted using the additional 8,555,000 shares of Common Stock proposed to be reserved under the Restated 2024 Plan. Awards under the Restated 2024 Plan using these shares will be granted at the discretion of the Compensation Committee based on a number of factors and, accordingly, the benefits that will be granted or paid under the Restated 2024 Plan are not currently determinable.

2026 PROXY STATEMENT	GOGO INC.	63

APPROVAL OF THE AMENDED AND RESTATED 2024 OMNIBUS EQUITY INCENTIVE PLAN

Awards Granted Under the Existing 2024 Plan

The following table sets forth information as of April 6, 2026 with respect to the number of shares of Common Stock underlying awards that have been granted under the Existing 2024 Plan to our named executive officers, director nominees and the specified groups set forth below, with any performance criteria deemed satisfied at the maximum level.

	Stock Options	RSUs	PSUs

Named Executive Officers, Directors & Director Nominees
Christopher J. Moore	—	1,597,010	1,000,000
Zachary Cotner	—	442,177	50,000
Oakleigh Thorne	—	348,742
Crystal L. Gordon	—	415,223	—
Hayden Olson	—	127,761	—
Hugh W. Jones	—	42,153	—
Charles C. Townsend	—	53,247	—
Monte J.M. Koch	—	42,153	—
Michele Coleman Mayes	—	44,371	—
Harris N. Williams	—	42,153	—
Mark Anderson	—	53,247	—
General (Ret.) Michael Minihan	—	27,537	—
All Current Executive Officers as a Group	—	2,582,171	—
All Current Non-Executive Officer Directors as a Group	—	653,603	—
Other Persons	—	—	—
Each associate of the current executive officers, non-executive officer directors and director nominees	—	—	—
Each other person who received under the Existing 2024 Plan or is to receive 5% of awards under the Restated 2024 Plan	—	—	—
All Non-Executive Officer Employees as a Group	—	2,160,025	—

Currently Outstanding Equity

The following table sets forth the number of shares of our common stock reserved for issuance under our equity compensation plans (which includes amounts for both continuing and discontinued operations) as of the end of 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (#)

Equity compensation plans approved by security holders	7,053,494(1)	4.42(2)	3,982,847(3)
Equity compensation plans not approved by security holders	2,030,000	N/A	—
Total	9,083,494	4.42	3,982,847

(1) Represents the number of shares associated with options, RSUs and DSUs outstanding as of December 31, 2025.

(2) Represents the weighted average exercise price of the 1,863,104 options disclosed in column (a).

(3) Represents the number of shares remaining available for future issuance under our Existing 2024 Plan (3,429,888 shares) and 2024

Employee Stock Purchase Plan (552,959).

64	GOGO INC.	2026 PROXY STATEMENT

APPROVAL OF THE AMENDED AND RESTATED 2024 OMNIBUS EQUITY INCENTIVE PLAN

Interest of Certain Persons in the Restated 2024 Plan

Our executive officers, employees who perform services for or on our behalf, and our non-employee directors (including both current directors and our three director nominees) will be eligible to receive awards under the Restated 2024 Plan if it is approved. Accordingly, such individuals have a substantial interest in the approval of this Proposal No. 3.

Vote Required

The proposal to approve of the Restated 2024 Plan requires the affirmative vote of a majority of the votes entitled to vote at the Annual Meeting by holders of common stock who are present in person or by proxy. Any abstention will have the effect of a vote against the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE RESTATED 2024 PLAN.

2026 PROXY STATEMENT	GOGO INC.	65

PROPOSAL 4:

Ratification of Appointment of Accountants

The Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, as the independent auditor to perform an integrated audit of the Company for the fiscal year ending December 31, 2026. Deloitte & Touche LLP has served as our independent auditor since 2007.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. However, the Board believes that obtaining stockholder ratification of the appointment is a sound corporate governance practice. If the stockholders do not vote on an advisory basis in favor of Deloitte & Touche LLP, the Audit Committee will reconsider whether to hire the firm and may retain Deloitte & Touche LLP or hire another firm without resubmitting the matter to stockholders for approval. The Audit Committee retains the discretion at any time to appoint a different independent auditor.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and available to respond to appropriate questions and will have the opportunity to make a statement if they desire.

The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for fiscal year 2026 requires for its approval the affirmative vote of a majority of the votes entitled to vote on the subject matter of the proposal by holders of common stock who are present in person or by proxy. Any abstention will have the effect of a vote against the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR FISCAL YEAR 2026.

66	GOGO INC.	2026 PROXY STATEMENT

Other Information for Stockholders

Other Business

The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter is properly submitted for action and presented at the meeting, the holders of the accompanying proxy will vote the shares represented by the proxy on such matter in accordance with their best judgment. If any matter not proper for action at the meeting should be presented, the holders of the proxy will vote against consideration of the matter or the proposed action.

Insider Trading Policy

We have adopted insider trading policies and procedures governing the purchase, sale and other dispositions of the Company’s securities by directors, officers and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations. It is also the policy of the Company to comply with applicable securities laws when transacting in its own securities. A copy of our Insider Trading Policy has been attached to our 2025 Form 10-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and certain persons who beneficially own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on a review of reports filed with the SEC and written representations that no other reports were required, we believe that our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements on a timely basis during fiscal year 2025, except for one Form 4 for Leigh Goldfine (our Vice President, Controller and Chief Accounting Officer), which, due to administrative oversight, was filed late in 2025 to report an RSU grant made in 2024.

Stockholder Proposals and Director Nominations for 2027

The Company will review for inclusion in next year’s proxy statement stockholder proposals received by December 17, 2026, pursuant to Rule 14a-8 under the Exchange Act. Proposals must be sent to Crystal L. Gordon, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary of the Company, at 105 Edgeview Dr., Suite 300, Broomfield, Colorado 80021.

Stockholder proposals (including director nominations) not included in next year’s proxy statement may be brought before the 2027 Annual Meeting of Stockholders by a stockholder of the Company who is entitled to vote at the meeting, has given a written notice to the Executive Vice President, General Counsel, Chief Administrative Officer and Secretary of the Company containing certain information specified in the Bylaws, and was a stockholder of record at the time such notice was given. Such notice must be delivered to or mailed to and received at the address in the preceding paragraph no earlier than January 28, 2027 and no later than February 27, 2027, except that if the date of the 2027 Annual Meeting of Stockholders is changed, and the meeting is held before April 28, 2027 or after August 6, 2027, such notice must be delivered at the address in the preceding paragraph no earlier than 120 days prior to the new date of such annual meeting and no later than the close of business on the later of (i) the ninetieth day prior to the new date of such annual meeting or (ii) the tenth day following the day on which a public announcement of the new date of such annual meeting is first made. In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2027 Annual Meeting of Stockholder, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and must include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.

Annual Report for 2025

The 2025 Annual Report to Stockholders, including our 2025 Form 10-K, is being posted with this proxy statement. Stockholders can access this proxy statement and our 2025 Annual Report to Stockholders on our investor relations website at https://ir.gogoair.com or at www.proxydocs.com/GOGO, using the control number located on each proxy card.

We have filed our 2025 Form 10-K with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our 2025 Form 10-K, including the financial statements, but excluding exhibits to the 2025 Form 10-K. Exhibits to the 2025 Form 10-K are available upon payment of a

2026 PROXY STATEMENT	GOGO INC.	67

OTHER INFORMATION FOR STOCKHOLDERS

reasonable fee, which is limited to our expenses in furnishing the requested exhibits. All requests should be directed to Investor Relations, Gogo Inc., 105 Edgeview Dr., Suite 300, Broomfield, Colorado 80021.

Solicitation Costs

This solicitation is being made by the Company, and the Company will pay for the entire cost of soliciting proxies. In addition to any mailed proxy materials and Notices of Internet Availability of Proxy Materials, as applicable, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding of Annual Disclosure Documents

Under rules adopted by the SEC, we are permitted to deliver a single Notice of Internet Availability of Proxy Materials to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, called householding, reduces the volume of duplicate information received at your household and helps to reduce costs. Even if householding is used, each stockholder will continue to be entitled to submit a separate proxy or voting instructions.

The Company is not householding this year for those stockholders who own their shares directly in their own name. If you share the same last name and address with another Company stockholder who also holds their shares directly, and you would each like to start householding for the Company’s annual reports and proxy materials, please call (303) 301-3271 or write to Investor Relations at 105 Edgeview Dr., Suite 300, Broomfield, Colorado 80021.

This year, some brokers and nominees who hold Company shares on behalf of stockholders may be participating in the practice of householding proxy statements and annual reports for those stockholders. If you would like to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder.

Attendance at Annual Meeting

If a stockholder would like to attend the Annual Meeting, they must be a registered stockholder as of April 6, 2026. The Annual Meeting will take place on May 28, 2026 at 9:00 a.m. Mountain Time online at www.proxydocs.com/GOGO.

BY ORDER OF THE BOARD OF DIRECTORS

Crystal L. Gordon

Executive Vice President, General Counsel, Chief Administrative Officer and Secretary

Broomfield, Colorado

April 16, 2026

68	GOGO INC.	2026 PROXY STATEMENT

Questions and Answers About the Proxy Materials and the Annual Meeting

This proxy statement and proxy card are furnished in connection with the solicitation of proxies to be voted at our Annual Meeting, which will be held at 9:00 a.m. Mountain Time, on May 28, 2026, online at www.proxydocs.com/GOGO. On or about April 16, 2026, we began mailing to stockholders of record as of April 6, 2026, a Notice of Internet Availability of Proxy Materials and made the proxy materials available on the Internet.

Why am I receiving this proxy statement and proxy card?

You have received these proxy materials because our Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement describes issues on which we would like you to vote on at our Annual Meeting. It also gives you information on these issues so that you can make an informed decision.

Because you own shares of our common stock, we have made this proxy statement and proxy card available to you on the Internet, or have delivered printed versions of this proxy statement and proxy card by mail if you have requested it.

When you vote by using the Internet or by signing and returning the proxy card you received by mail (or, if you hold shares through a bank or broker, voting instruction form), you appoint Crystal L. Gordon and Zachary Cotner (with full power of substitution) as your representatives at the Annual Meeting. They will vote your shares at the Annual Meeting as you have instructed or, if an issue that is not on the proxy card properly comes up for vote, in accordance with their best judgment. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance either by using the Internet or by signing and returning your proxy card by mail.

Why did I receive a Notice of Internet Availability of Proxy Materials (“Notice”) in the mail instead of a printed set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering a Notice in the mail. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review the proxy statement and annual report over the Internet at www.proxydocs.com/GOGO. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials contained in the Notice.

Stockholders who receive a printed set of proxy materials will not receive the Notice but may still access our proxy materials and submit their proxies over the Internet at www.proxydocs.com/GOGO.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on April 6, 2026 are entitled to vote. April 6, 2026 is referred to as the “record date.” A list of stockholders entitled to vote at the meeting will be available on the day of the Annual Meeting and for ten days before the meeting, in each case at the Gogo Inc. corporate headquarters located at 105 Edgeview Dr., Suite 300, Broomfield, CO 80021.

How many votes is each share of common stock entitled to?

Holders of common stock are entitled to one vote per share. On the record date, there were 135,238,523 shares of our common stock outstanding and entitled to vote.

How do I vote on the proposals before the Annual Meeting?

Stockholders of record may vote by using the Internet, telephone or by mail as described below.

•
You may vote by using the Internet. The address of the website for Internet voting is www.proxydocs.com/GOGO, which may be accessed using the control number located on each proxy card. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 27, 2026. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

2026 PROXY STATEMENT	GOGO INC.	69

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

•
You may vote by telephone. If you choose to vote by telephone you may do so until 11:59 p.m. Eastern Time on May 27, 2026. Please dial 1-866-966-1388 with your proxy card in hand and follow the instructions that will be given to you over the phone.
•
You may vote by mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope.

If you hold shares through a bank or broker, please refer to your voting instruction form or other information forwarded by your bank or broker to see which voting options are available to you. Additionally, to be able to vote in person at the Annual Meeting, you must obtain a proxy, executed in your favor, from the holder of record.

How do I change or revoke my proxy?

You may revoke your proxy and change your vote at any time before the polls close at 11:59 p.m. Eastern Time on May 27, 2026. You may do this by:

•
submitting a subsequent proxy by using the Internet prior to 11:59 p.m. Eastern Time on May 27, 2026; or
•
sending written notice of revocation prior to 11:59 p.m. Eastern Time on May 27, 2026 to our Corporate Secretary c/o Gogo Business Aviation LLC, 105 Edgeview Dr., Suite 300, Broomfield, Colorado 80021;

If you hold shares through a bank or broker, please refer to your voting instruction form or other information forwarded by your bank or broker to see how you can revoke your proxy and change your vote. Attendance at the Annual Meeting will not by itself revoke a proxy.

How many votes do you need to hold the Annual Meeting?

The presence, in person or by proxy, of the holders of record of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum. Stockholders who attend the Annual Meeting online will be deemed to be attendees for purposes of determining if a quorum has been met. If a quorum is present, we can hold the Annual Meeting and conduct business.

On what items am I voting?

You are being asked to vote on four items:

•
to elect three directors nominated by the Board and named in the proxy statement to serve until our 2029 Annual Meeting of Stockholders or until their successors are elected and qualified;
•
to approve 2025 executive compensation in a non-binding advisory vote;
•
to approve the Restated 2024 Plan; and
•
to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

No cumulative voting rights are authorized, and dissenters’ rights are not applicable to these matters.

How does the Board recommend that I vote?

The Board recommends that you vote as follows:

•
FOR each of the director nominees;
•
FOR the non-binding advisory approval of 2025 executive compensation;
•
FOR the approval of the Restated 2024 Plan; and
•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

70	GOGO INC.	2026 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

How may I vote in the election of directors, and how many votes must the nominees receive to be elected?

With respect to the election of directors, you may:

•
vote FOR all three nominees for director;
•
vote FOR only one of the nominees for director and WITHHOLD from voting on the remaining nominee for director; or
•
WITHHOLD from voting on all three nominees for director.

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide for the election of directors by a plurality of the votes cast. This means that the three individuals nominated for election to the Board who receive the highest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected. “WITHHOLD” votes will have no effect on the outcome of voting with respect to the election of directors. Additionally, if a director nominee receives a greater number of votes “withheld” from their election than votes “for” their election, the affected director will be required to promptly tender to the Board their resignation as director, for review and acceptance or rejection by the Board. For more information, see “Our Board of Directors and Corporate Governance—Plurality Voting for Directors and Director Resignation Policy.”

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either:

•
reduce the number of directors that serve on the Board; or
•
designate a substitute nominee.

If the Board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee as the proxy holders may determine.

How may I vote for the non-binding advisory vote approving 2025 executive compensation, and how many votes must this proposal receive to pass?

With respect to this proposal, you may:

•
vote FOR the non-binding advisory approval of 2025 executive compensation;
•
vote AGAINST the non-binding advisory approval of 2025 executive compensation; or
•
ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to vote on the subject matter of the proposal by the holders of common stock who are present in person or by proxy. In accordance with applicable law, this vote is “advisory,” meaning it will serve as a recommendation to our Board but will not be binding. However, our Compensation Committee will consider the outcome of the vote when making future compensation decisions for our executive officers. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote for the Restated 2024 Plan, and how many votes must this proposal receive to pass?

With respect to this proposal, you may:

•
vote FOR the Restated 2024 Plan;
•
vote AGAINST the Restated 2024 Plan; or
•
ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to vote on the subject matter of the proposal by the holders of common stock who are present in person or by proxy. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

2026 PROXY STATEMENT	GOGO INC.	71

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

How may I vote for the proposal to ratify the appointment of our independent registered public accounting firm, and how many votes must this proposal receive to pass?

With respect to this proposal, you may:

•
vote FOR the ratification of the accounting firm;
•
vote AGAINST the ratification of the accounting firm; or
•
ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to vote on the subject matter of the proposal by the holders of common stock who are present in person or by proxy. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you are a stockholder of record and return a signed card but do not provide voting instructions, your shares will be voted as follows:

•
FOR each of the three director nominees;
•
FOR the non-binding advisory approval of 2025 executive compensation;
•
FOR the Restated 2024 Plan;
•
FOR the ratification of the appointment of our independent registered public accounting firm; and
•
At the discretion of the proxy holders, in their best judgment on any other matter or business that may properly come before the Annual Meeting.

Will my shares be voted if I do not vote by using the Internet, telephone or by signing and returning my proxy card?

If you are a stockholder of record and do not vote by using the Internet, telephone or by signing and returning your proxy card, then your shares will not be voted and will not count in deciding the matters presented for stockholder consideration at the Annual Meeting.

If your shares are held in street name through a bank or broker, your bank or broker may vote your shares under certain limited circumstances if you do not provide voting instructions before the Annual Meeting, in accordance with the stock exchange rules that govern the banks and brokers. These circumstances include voting your shares on “routine matters.” The only proposal that we believe to be a “routine matter” is ratification of the appointment of our independent registered public accountants, as described in this proxy statement. With respect to this proposal, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares unvoted.

The election of directors, the non-binding advisory vote approving 2025 executive compensation and the approval of the Restated 2024 plan are not considered “routine matters” under the stock exchange rules relating to voting by banks and brokers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Broker non-votes that are represented at the Annual Meeting will be counted for purposes of establishing a quorum, but not for determining the number of shares voted for or against the non-routine matter.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.

What is the vote required for each proposal to pass, and what is the effect of abstentions or withheld votes and uninstructed shares on the proposals?

The following table summarizes the Board’s recommendation on each proposal, the vote required for each proposal to pass and the effect of abstentions or withheld votes and uninstructed shares on each proposal.

72	GOGO INC.	2026 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Proposal Number	Item	Board Voting Recommendation	Votes Required for Approval	Abstentions/ Withheld Votes	Broker Discretionary Voting Permitted?
1.	Election of the three directors named in this proxy statement	FOR	The three nominees who receive the highest number of FOR votes properly cast in person or by proxy and entitled to vote will be elected	No effect	No
2.	Non-binding advisory vote approving 2025 executive compensation	FOR	Majority of the voting power of the shares present in person or by proxy and entitled to vote on the subject matter of the proposal	Count as votes AGAINST	No
3.	Approval of the Restated 2024 Plan	FOR	Majority of the voting power of the shares present in person or by proxy and entitled to vote on the subject matter of the proposal	Count as votes AGAINST	No
4.	Ratification of independent registered public accounting firm	FOR	Majority of the voting power of the shares present in person or by proxy and entitled to vote on the subject matter of the proposal	Count as votes AGAINST	Yes

What do I need to do to attend the Annual Meeting?

You will need to attend online at www.proxydocs.com/GOGO on May 28, 2026 at 9:00 a.m. Mountain Time. Only our stockholders and persons holding proxies from our stockholders may attend the Annual Meeting.

The Company welcomes all its stockholders to join and participate in the Annual Meeting. Whether or not you plan to attend, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

Can I receive future proxy materials and Annual Reports electronically?

Yes. You may access this proxy statement and the Annual Report by accessing the website located at www.proxydocs.com/GOGO using the control number located on each proxy card. Instead of receiving future proxy materials in the mail, you can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our Annual Meetings, and will give you an automatic link to the proxy voting site.

If you are a stockholder of record and wish to enroll in the electronic proxy delivery service for future meetings, you may do so by going to www.proxydocs.com/GOGO and following the prompts.

2026 PROXY STATEMENT	GOGO INC.	73

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APPENDIX A TO PROPOSAL 3

THE GOGO INC. AMENDED AND RESTATED 2024
OMNIBUS EQUITY INCENTIVE PLAN

The Gogo Inc. 2024 Omnibus Equity Incentive Plan (“2024 Plan”) was originally adopted by the Board and approved by the shareholders of the Company. The Board has approved this amendment and restatement of the 2024 Plan (as so amended and restated, the “Plan”) to, among other things, increase the aggregate number of shares of Stock available for issuance under the Plan, subject to approval by the shareholders of the Company. This amendment and restatement shall be effective upon the date on which it is approved by the shareholders of the Company in accordance with Section 14 hereof.

1.
PURPOSE

The purposes of the Gogo Inc. Amended and Restated 2024 Omnibus Equity Incentive Plan ~~(the “Plan”)~~ are to promote the interests of Gogo Inc. and its shareholders by (i) attracting and retaining executive personnel and other key employees and directors of outstanding ability; (ii) motivating executive personnel and other key employees and directors by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of Gogo Inc.

2.
DEFINITIONS
2.1.1.
Certain Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth below:
1.
“Adjustment Event” has the meaning given in Section 4(e).
2.
“Adoption Date” means the date this Plan is adopted by the Board.
3.
“Affiliate” means, (i) for purposes of Incentive Stock Options, any corporation that is a “parent corporation” (as defined in Section 424(e) of the Code) or a “subsidiary corporation” (as defined in Section 424(e) of the Code) of the Company, and (ii) for all other purposes, with respect to any person, any other person that (directly or indirectly) is controlled by, controlling or under common control with such person.
4.
“Alternative Award” has the meaning given in Section 13(a).
5.
“Award” means any Performance Award, Restricted Stock, Restricted Stock Unit, Option, Stock Appreciation Right, Deferred Share Unit, Dividend Equivalent or other Stock-Based Award granted to a Participant pursuant to the Plan, including an Award combining two or more types in a single grant.
6.
“Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award granted under the Plan.
7.
“Board” means the Board of Directors of the Company.
8.
“Cause” with respect to a Participant, (A) if the Participant is a party to an employment or similar agreement with the Company or an Employer that defines such term, shall have the meaning ascribed thereto in such agreement and (B) if the Participant is not a party to such agreement shall mean (i) the Participant’s refusal to perform or the disregard of the Participant’s duties or responsibilities, or of specific directives of the officer or other executive of the Company to whom the Participant reports; (ii) the Participant’s willful, reckless or negligent commission of act(s) or omission(s) which have resulted in or are likely to result in, a loss to, or damage to the reputation of, the Company or any of its affiliates, or that compromise the safety of any employee or other person; (iii) the Participant’s act of fraud, embezzlement or theft in connection with the Participant’s duties to the Company or in the course of his or her employment, or the Participant’s commission of a felony or any crime involving dishonesty or moral turpitude; (iv) the Participant’s material violation of the Company’s policies or standards or of any statutory or common law duty of loyalty to the Company; or (v) any material breach by the Participant of any one or more noncompetition, nonsolicitation, confidentiality or other restrictive covenants to which the Participant is subject.
9.
“Change in Control” shall mean
9.1.
the acquisition by any person, entity or “group” (within the meaning of Section 13(d)(3) or 14(d)(2)), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding equity interests in the Company or the combined Voting Power of the Company’s then outstanding voting securities; or
9.2.
the consummation of a reorganization, merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company, in each case with respect to which the persons who held equity interests in the Company immediately prior to such reorganization, merger, consolidation or sale do not immediately thereafter

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own, directly or indirectly, 50% or more of the combined Voting Power of the then outstanding securities of the surviving or resulting corporation or other entity;

in each case, provided that such event constitutes a “change in control” within the meaning of Section 409A of the Code.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

10.
“Change in Control Price” means the price per share of Stock offered in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, or if more than one price per share of Stock is paid in conjunction with such transaction, the Change in Control Price shall be determined in good faith by the Committee as constituted immediately prior to the Change in Control.
11.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
12.
“Committee” means the Compensation Committee of the Board or such other committee of the Board as the Board or the Compensation Committee shall designate from time to time, which Committee shall be comprised of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3, as promulgated under the Exchange Act and an “independent member” of the Board to the extent required by applicable law or stock exchange rule.
13.
“Company” means Gogo Inc., a Delaware corporation, and any successor thereto.
14.
“Consultant” means consultants and advisors who are natural persons who provide bona fide services to the Company and its Subsidiaries (other than services in connection with the offer or sale of securities in a capital raising transaction or that promote or maintain a market for the Company’s securities).
15.
“Deferred Annual Amount” shall have the meaning set forth in Section 9(a).
16.
“Deferred Award” shall have the meaning set forth in Section 9(a).
17.
“Deferred Share Unit” means a unit credited to a Participant’s account on the books of the Company under Section 9 that represents the right to receive Stock or cash with a value equal to the Fair Market Value of one share of Stock on settlement of the account.
18.
“Designated Beneficiary” means the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant’s death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant’s estate.
19.
“Disability” means, unless another definition is incorporated into the applicable Award Agreement, Disability as specified under the Company’s long-term disability insurance policy and any other termination of a Participant’s employment or service under such circumstances that the Committee determines to qualify as a Disability for purposes of this Plan; provided, that if a Participant is a party to an employment or individual severance agreement with an Employer that defines the term “Disability” then, with respect to any Award made to such Participant, “Disability” shall have the meaning set forth in such agreement; provided, further, that in the case of any Award subject to Section 409A of the Code, Disability shall have the meaning set forth in Section 409A of the Code.
20.
“Dividend Equivalent” means the right, granted under Section 11 of the Plan, to receive payments in cash or in shares of Stock, based on dividends with respect to shares of Stock.
21.
“Effective Date” means the date, following adoption of this Plan by the Board, on which this Plan is approved or reapproved by a majority of the votes cast at a duly constituted meeting of the shareholders of the Company or by a duly effective written consent of the shareholders in lieu thereof.
22.
“Elective Deferred Share Unit” shall have the meaning set forth in Section 9(a).
23.
“Eligible Director” means a member of the Board who is not an Employee.
24.
“Employee” means any officer or employee of the Company, any Subsidiary or any other Employer (as determined by the Committee in its sole discretion).
25.
“Employer” means the Company and any Subsidiary, and, in the discretion of the Committee, may also mean any business organization designated as an Employer; provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of voting securities of such entity.

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26.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
27.
“Executive Officer” means any “officer” within the meaning of Rule 16(a)-1(f) promulgated under the Exchange Act.
28.
“Fair Market Value” means,
28.1.
If the Stock is listed on any established stock exchange or a national market system, the closing sales price for a share of Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or, if not so reported, such other source as the Committee deems reliable;
28.2.
If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the day of determination.
28.3.
If the Stock is not listed on an established stock exchange or national market system, its Fair Market Value shall be determined in good faith by the Committee pursuant to a reasonable valuation method in accordance with Section 409A of the Code, including without limitation by reliance on an independent appraisal completed within the preceding 12 months.
29.
“Freestanding SAR” means a Stock Appreciation Right granted independently of any Options.
30.
“Good Reason” means, with respect to any Participant (A) if the Participant is a party to an employment or similar agreement with the Company or an Employer that defines such term, the meaning ascribed thereto in such agreement and (B) if the Participant is not a party to such agreement, the occurrence of any one of the following events (without the Participant’s consent):
30.1.
a material reduction in such Participant’s base salary;
30.2.
a material reduction in such Participant’s annual incentive opportunity (including a material adverse change in the method of calculating such Participant’s annual incentive);
30.3.
a material diminution of such Participant’s duties, responsibilities, or authority; or
30.4.
a relocation of more than 50 miles from such Participant’s principal place of employment immediately prior to the Change in Control;

provided that such Participant provides the Company with written notice of his or her intent to terminate his or her employment for Good Reason within 60 days of such Participant becoming aware of any circumstances set forth above (with such notice indicating the specific termination provision above on which such Participant is relying and describing in reasonable detail the facts and circumstances claimed to provide a basis for termination of his or her employment under the indicated provision), that such Participant provides the Company with at least 30 days following receipt of such notice to remedy such circumstances and that the Company has not remedied such circumstances within such timeframe.

31.
“Incentive Stock Option” means an option to purchase Stock granted under Section 7 of the Plan that is designated as an Incentive Stock Option that meets the requirements of Section 422 of the Code.
32.
“New Employer” means, after a Change in Control, a Participant’s employer, or any direct or indirect parent or any direct or indirect majority-owned subsidiary of such employer.
33.
“Non-statutory Stock Option” means an option to purchase shares of Stock granted under Section 7 of the Plan that is not intended to be an Incentive Stock Option.
34.
“Non-U.S. Award(s)” has the meaning given in Section 3(f).
35.
“Option” means an Incentive Stock Option or a Non-statutory Stock Option.
36.
“Participant” means an Employee, Eligible Director or Consultant who is selected by the Committee to receive an Award under the Plan.
37.
“Performance Award” means an Award of Restricted Stock, Restricted Stock Units, Options, Performance Shares, Deferred Share Units, Performance Units, SARs, other Stock-Based Awards or other Awards, the grant, exercise, voting or settlement of which is subject (in whole or in part) to the achievement of specified Performance Goals.

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38.
“Performance Cycle” means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which a Performance Award has been earned or vested.
39.
“Performance Goals” means the objectives established by the Committee for a Performance Cycle for the purpose of determining the extent to which a Performance Award has been earned or vested.
40.
“Performance Share” means a Performance Award that is a contractual right to receive a share of Stock (or the cash equivalent thereof) granted pursuant to Section 5 of the Plan.
41.
“Performance Unit” means a Performance Award that is a dollar denominated unit (or a unit denominated in the Participant’s local currency) granted pursuant to Section 5 of the Plan.
42.
“Permitted Transferees” has the meaning given it in Section 15(b).
43.
“Plan” has the meaning given it in the preamble to this ~~Agreement~~ Plan.
44.
“Preexisting Plan” means the Gogo Inc. 2013 Omnibus Incentive Plan and the Gogo 2016 Omnibus Incentive Plan, as amended from time to time.
45.
“Preexisting Plan Award” means an Award, as defined in, and granted to a Participant under, the Gogo Inc. 2013 Omnibus Incentive Plan and Gogo 2016 Omnibus Incentive Plan (the “2016 Plan”).
46.
“Restriction Period” means the period of time selected by the Committee during which a grant of Restricted Stock, Restricted Stock Units or Deferred Share Units, as the case may be, is subject to forfeiture and/or restrictions on transfer pursuant to the terms of the Plan.
47.
“Restricted Stock” means shares of Stock contingently granted to a Participant under Section 6 of the Plan.
48.
“Restricted Stock Unit” means a stock denominated unit contingently awarded under Section 6 of the Plan.
49.
“Section 409A of the Code” means Section 409A of the Code and the applicable rules, regulations and guidance promulgated thereunder.
50.
“Service” means, with respect to Employees and Consultants, continued employment with the Company and its Subsidiaries and Affiliates or, with respect to Eligible Directors, service on the Board of Directors.
51.
“Service Award” means an Award that vests solely based on the passage of time or continued Service over a fixed period of time.
52.
“Share Reserve” has the meaning given in Section 4(a).
53.
“Specified Award” means an Award of non-qualified deferred compensation within the meaning of and that is subject to Section 409A of the Code, and which may include other Awards granted pursuant to the Plan (including, but not limited to, Restricted Stock Units and Deferred Awards) that do not otherwise qualify for an exemption from Section 409A of the Code.
54.
“Stock” means the common stock of the Company, par value $0.01 per share.
55.
“Stock Appreciation Right” or “SAR” means the right to receive a payment from the Company in cash and/or shares of Stock equal to the product of (i) the excess, if any, of the Fair Market Value of one share of Stock on the exercise date over a specified price fixed by the Committee on the grant date, multiplied by (ii) a stated number of shares of Stock.
56.
“Stock-Based Awards” has the meaning given in Section 10.
57.
“Subplan” has the meaning given in Section 3(f).
58.
“Subsidiary” means any business entity in which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock entitled to vote, and any other business organization, regardless of form, in which the Company possesses, directly or indirectly, 50% or more of the total combined equity interests in such organization.
59.
“Ten Percent Holder” has the meaning given in Section 7(b).
60.
“Termination of Service” means with respect to an Eligible Director, the date upon which such Eligible Director ceases to be a member of the Board, with respect to an Employee, the date the Participant ceases to be an Employee

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and, with respect to a Consultant, the date the Consultant ceases to provide services to the Company or any Employer, in each case as determined by the Committee; provided, that, with respect to any Specified Award, Termination of Service shall mean “separation from service”, as defined in Section 409A of the Code and the rules, regulations and guidance promulgated thereunder.
61.
“Voting Power” when used in the definition of Change in Control shall mean such specified number of the Voting Securities as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors and “Voting Securities” shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors.
2.1.2.
Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.
3.
POWERS OF THE COMMITTEE
3.1.1.
Eligibility. Participants in the Plan shall consist of such Employees (including any officer of the Company), Consultants and Eligible Directors as the Committee in its sole discretion may select from time to time.
3.1.2.
Power to Grant and Establish Terms of Awards. The Committee shall have the discretionary authority, subject to the terms of the Plan, to determine the Participants, if any, to whom Awards shall be granted, the type or types of Awards to be granted, and the terms and conditions of any and all Awards including, without limitation, the number of shares of Stock subject to an Award, the time or times at which Awards shall be granted, and the terms and conditions of the Awards and the applicable Award Agreements. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Award, and for the same Participant for each type of Award such Participant may receive, whether or not granted at the same or different times.
3.1.3.
Administration. The Plan shall be administered by the Committee. The Committee shall have sole and complete authority and discretion to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to interpret the terms and provisions of the Plan. The Committee’s decisions (including any failure to make decisions) shall be binding upon all persons, including but not limited to the Company, shareholders, Employers and each Employee, Director, Consultant, Participant, Designated Beneficiary and such person’s heirs, successors or assigns, and shall be given deference in any proceeding with respect thereto.
3.1.4.
Delegation by the Committee. The Committee may delegate to the chief executive officer of the Company the power and authority to make Awards to Participants who are not Executive Officers, pursuant to such conditions and limitations as the Committee may establish. The Committee may also appoint agents (who may be officers or employees of the Company) to assist in the administration of the Plan and may grant authority to such persons to execute agreements, including Award Agreements, or other documents on its behalf. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company.
3.1.5.
Restrictive Covenants and Other Conditions. Without limiting the generality of the foregoing, the Committee may condition the grant of any Award under the Plan upon the Participant to whom such Award would be granted agreeing in writing to certain conditions (such as restrictions on the ability to transfer the underlying shares of Stock) or covenants in favor of the Company and/or one or more Affiliates thereof (including, without limitation, covenants not to compete, not to solicit employees and customers and not to disclose confidential information, that may have effect following the Termination of Service and after the Stock subject to the Award has been transferred to the Participant), including, without limitation, the requirement that the Participant disgorge any profit, gain or other benefit received in respect of the Award prior to any breach of any such covenant.
3.1.6.
Participants Based Outside the United States. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries or Affiliates operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Committee may (i) modify the terms and conditions of Awards granted to Participants employed outside the United States (“Non-US Awards”), (ii) establish subplans with modified exercise procedures and such other modifications as may be necessary or advisable under the circumstances (“Subplans”), (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan, and (iv) require UK Participants to enter into a joint election under s431 ITEPA 2003. The Committee’s decision to grant Non-US Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Committee. The Committee may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Subsidiaries, Affiliates and members of the Committee shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-US Award (i) are wholly discretionary and, although provided by either the Company, a Subsidiary or Affiliate, do not constitute regular or periodic payments and (ii) are not to be considered part of the Participant’s salary or compensation under the Participant’s employment with the Participant’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses,

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long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Committee may direct the payment of Non-US Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and, in the Committee’s discretion, such payments may be made in a lump sum or in installments.
4.
MAXIMUM AMOUNT AVAILABLE FOR AWARDS
4.1.1.
Number. Subject in all cases to the provisions of this Section 4, the maximum number of shares of Stock that are available for Awards granted under the Plan shall be the sum of ~~(i) 5,200,000~~9,438,055 shares of Stock ~~plus (ii) shares of Stock available for issuance under the 2016 Plan~~ as of the Effective Date (the “Share Reserve”). Notwithstanding the provisions of Section 4(b), the maximum number of shares of Stock that may be issued in respect of Incentive Stock Options shall not exceed ~~5,200,000~~9,438,055 shares of Stock. Any shares of Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as 1.45 shares of Stock for every one share of Stock granted in connection with such Award. Shares of Stock may be made available from Stock held in treasury or authorized but unissued shares of the Company not reserved for any other purpose.
4.1.2.
Canceled, Terminated, or Forfeited Awards, etc. In addition to the number of shares of Stock provided for in Section 4(a), any shares of Stock subject to an Award or a Preexisting Plan Award which for any reason expires without having been exercised, is canceled or terminated or otherwise is settled without the issuance of any Stock shall be available for grant under the Plan (and any such shares of Stock subject to a Preexisting Plan Award shall no longer be available for grant under a Preexisting plan); provided, however, that (i) vested shares of Stock that are repurchased after being issued from the Plan (or Preexisting Plan), (ii) shares of Stock otherwise issuable or issued in respect of, or as part of, any Award (or Preexisting Plan Award) that are withheld to cover applicable taxes and (iii) shares of Stock that are tendered to exercise outstanding Options or other Awards (or Preexisting Plan Awards) or to cover applicable taxes shall not be available for future issuance under the Plan. If a Stock Appreciation Right is granted in tandem with an Option so that only one may be exercised with the other being surrendered in such exercise in accordance with Section 8(b), the number of shares subject to the tandem Option and Stock Appreciation Right shall only be taken into account once (and not as to both Awards). Shares of Stock subject to Awards that are assumed, converted or substituted pursuant to an Adjustment Event will not further reduce the maximum limitation set forth in Section 4(a). For the avoidance of doubt, the number of shares of Stock that become available for grant under this Section 4(b) shall be determined in a manner consistent with how such shares of Stock were initially counted against the applicable share reserve.
4.1.3.
Eligible Director Award Limitations. In each calendar year during any part of which this Plan is in effect, an Eligible Director may not receive Awards for such individual’s service on the Board that, taken together with any cash fees paid to such Eligible Director during such calendar year for such individual’s service on the Board, have a value in excess of $1,000,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided that, the Committee may make exceptions to this limit, except that the Eligible Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous decisions involving compensation for Eligible Directors.
4.1.4.
Minimum Vesting Requirements. Except for any accelerated vesting permitted under Section 13 or upon the death, Disability or retirement of a Participant, and subject to such additional vesting requirements or conditions as the Committee may establish with respect to an Award, each Award shall be subject to a minimum vesting period of one year from the date of grant. Notwithstanding the preceding sentence, the minimum vesting requirements shall not apply to Awards involving an aggregate number of shares not in excess of 5% of the Share Reserve
4.1.5.
Adjustment in Capitalization. The number and kind of shares of Stock available for issuance under the Plan and the number, class, exercise price, Performance Goals or other terms of any outstanding Award shall be adjusted by the Board to reflect any extraordinary dividend or distribution, stock dividend, stock split or share combination or any reorganization, recapitalization, business combination, merger, consolidation, spin-off, exchange of shares, liquidation or dissolution of the Company or other similar transaction or event affecting the Stock (any such transaction or event, an “Adjustment Event”) in such manner as it determines in its sole discretion.
4.1.6.
Prohibition Against Repricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors or (ii) as a result of any Adjustment Event, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or base price of any outstanding Stock Appreciation Right or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or Stock Appreciation Rights previously granted.
5.
PERFORMANCE AWARDS
5.1.1.
Generally. The Committee shall have the authority to determine the Participants who shall receive Performance Awards, the number and type of Performance Awards and the number of shares of Stock and/or value of Performance Units or other cash-based Performance Award each Participant receives for each or any Performance Cycle, and the Performance Goals applicable in respect of such Performance Awards. Any adjustments to such Performance Goals shall be approved by the Committee. The Committee shall determine the duration of each Performance Cycle (the duration of

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Performance Cycles may differ from each other), and there may be more than one Performance Cycle in existence at any one time. Performance Awards shall be evidenced by an Award Agreement that shall specify the kind of Award, the number of shares of Stock and/or value of Awards awarded to the Participant, the Performance Goals applicable thereto, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine. No shares of Stock will be issued at the time an Award of Performance Shares is made, and the Company shall not be required to set aside a fund for the payment of Performance Shares, Performance Units or other Performance Awards.
5.1.2.
Earned Performance Awards. Performance Awards shall become earned, in whole or in part, based upon the attainment of specified Performance Goals or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either before, at or after the grant date. In addition to the achievement of the specified Performance Goals, the Committee may, at the grant date, condition payment of Performance Awards on such conditions as the Committee shall specify. The Committee may also require the completion of a minimum period of service (in addition to the achievement of any applicable Performance Goals) as a condition to the vesting of any Performance Award.
5.1.3.
Adjustment of Performance Goals. The Committee may adjust the Performance Goals for any Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine (including, without limitation, any adjustments that would result in the Company paying non-deductible compensation to a Participant).
5.1.4.
Discretion. Notwithstanding any other provision in the Plan to the contrary, but subject to the maximum number of shares available for issuance under Section 4(a) of the Plan, the Committee shall have the right, in its discretion, to grant a bonus in cash, in shares of Stock or in any combination thereof, to any Participant, based on individual performance or any other criteria that the Committee deems appropriate.
5.1.5.
Payment of Awards. Payment or delivery of Stock with respect to earned Performance Awards shall be distributed to the Participant or, if the Participant has died, to the Participant’s Designated Beneficiary, as soon as practicable after the completion of the Performance Cycle and the Committee’s determination of performance, provided that payment or delivery of Stock with respect to earned Performance Awards shall not be distributed to a Participant until any other conditions on payment of such Awards established by the Committee have been satisfied. The Committee shall determine whether earned Performance Awards are distributed in the form of cash, shares of Stock or in a combination thereof . The Committee shall have the right to impose whatever conditions it deems appropriate with respect to the award or delivery of shares of Stock, including conditioning the vesting of such shares on the performance of additional service.
6.
RESTRICTED STOCK AND RESTRICTED STOCK UNITS
6.1.1.
Grant. Restricted Stock and Restricted Stock Units may be granted to Participants at such time or times as shall be determined by the Committee. The grant date of any Restricted Stock or Restricted Stock Units under the Plan will be the date on which such Restricted Stock or Restricted Stock Units are awarded by the Committee, or on such other date as the Committee shall determine. Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement that shall specify (i) the number of shares of Restricted Stock and the number of Restricted Stock Units to be granted to each Participant, (ii) the Restriction Period(s) and (iii) such other terms and conditions, including rights to dividends or Dividend Equivalents, not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. Grants of Restricted Stock shall be evidenced by issuance of certificates representing the shares registered in the name of the Participant or a bookkeeping entry in the Company’s records (or by such other reasonable method as the Company shall determine from time to time). No shares of Stock will be issued at the time an Award of Restricted Stock Units is made and the Company shall not be required to set aside a fund for the payment of any such Awards.
6.1.2.
Vesting. Restricted Stock and Restricted Stock Units granted to Participants under the Plan shall be subject to a Restriction Period. Except as otherwise determined by the Committee at or after grant, and subject to the Participant’s continued employment with the Company on such date, the Restriction Period shall lapse in accordance with the schedule provided in the Participant’s Award Agreement. In its discretion, the Committee may also establish performance-based vesting conditions with respect to Awards of Restricted Stock and Restricted Stock Units (in lieu of, or in addition to, time-based vesting) based on one or more of the Performance Goals.
6.1.3.
Settlement of Restricted Stock and Restricted Stock Units. At the expiration of the Restriction Period for any Restricted Stock Awards, the Company shall remove the restrictions applicable to share certificates or the bookkeeping entry evidencing the Restricted Stock Awards, and shall, upon request, deliver the stock certificates evidencing such Restricted Stock Awards to the Participant or the Participant’s legal representative (or otherwise evidence the issuance of such shares free of any restrictions imposed under the Plan). At the expiration of the Restriction Period for any Restricted Stock Units, for each such Restricted Stock Unit, the Participant shall receive, in the Committee’s discretion, (i) a cash payment equal to the Fair Market Value of one share of Stock as of such payment date, (ii) one share of Stock or (iii) any combination of cash and shares of Stock.
6.1.4.
Restrictions on Transfer. Except as provided herein or in an Award Agreement, shares of Restricted Stock and Restricted

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Stock Units may not be sold, assigned, transferred, pledged, hedged or otherwise encumbered during the Restriction Period. Any such attempt by the Participant to sell, assign, transfer, pledge, hedge or encumber shares of Restricted Stock and Restricted Stock Units without complying with the provisions of the Plan shall be void and of no effect.
7.
STOCK OPTIONS
7.1.1.
Grant. The Committee may, in its discretion, grant Options to purchase shares of Stock to such eligible persons as may be selected by the Committee. Each Option, or portion thereof, that is not an Incentive Stock Option shall be a Non-Statutory Stock Option. An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any parent or subsidiary (as defined in Section 424 of the Code). Each Incentive Stock Option shall be granted within ten years of the date this Plan is adopted by the Board. The aggregate Fair Market Value of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 or such higher limit as may be permitted under Section 422 of the Code. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Stock with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company or any parent or subsidiary as defined in Section 424 of the Code) exceeds $100,000 or such higher limit established by the Code, such Options shall constitute Non-Statutory Stock Options. Each Option shall be evidenced by an Award Agreement that shall specify the number of shares of Stock subject to such Option, the exercise price associated with the Option, the time and conditions of exercise of the Option and all other terms and conditions of the Option.
7.1.2.
Number of Shares and Purchase Price. The number of shares of Stock subject to an Option and the purchase price per share of Stock purchasable upon exercise of the Option shall be determined by the Committee; provided, however, that the purchase price per share of Stock purchasable upon exercise of an Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of such Option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such Option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a “Ten Percent Holder”), the purchase price per share of Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.
7.1.3.
Exercise Period and Exercisability. The period during which an Option may be exercised shall be determined by the Committee; provided, however, that no Option shall be exercised later than ten years after its date of grant; and provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such Option shall not be exercised later than five years after its date of grant. The Committee shall determine whether an Option shall become exercisable in cumulative or non- cumulative installments and in part or in full at any time. The Committee may require that an exercisable Option, or portion thereof, be exercised only with respect to whole shares of Stock.
7.1.4.
Method of Exercise. An Option may be exercised (i) by giving written notice to the Company specifying the number of shares of Stock to be purchased and by accompanying such notice with a payment therefor in full (or by arranging for such payment to the Company’s satisfaction) and (ii) by executing such documents as the Company may reasonably request. If the Company’s Stock is not listed on an established stock exchange or national market system at the time an Option is exercised, then the option holder shall pay the exercise price of such Option in cash. If the Company’s Stock is listed on an established stock exchange or national market system at the time an option is exercised, then the option holder may pay the exercise price of such Option either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, provided that the Committee determines that such withholding of shares does not cause the Company to recognize an increased compensation expense under applicable accounting principles, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B), (C) and (D), in each case to the extent set forth in the Award Agreement relating to the Option. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B) through (E). Any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Stock shall be delivered until the full purchase price therefore and any withholding taxes (as determined, pursuant to Section 15(a)), have been paid (or arrangement made for such payment to the Company’s satisfaction).
8.
STOCK APPRECIATION RIGHTS
8.1.1.
Grant. Stock Appreciation Rights may be granted to Participants at such time or times as shall be determined by the Committee. Stock Appreciation Rights may be granted in tandem with Options which, unless otherwise determined by the Committee at or after the grant date, shall have substantially similar terms and conditions to such Options to the extent applicable, or may be granted on a freestanding basis, not related to any Option (“Freestanding SARs”). The grant date of any Stock Appreciation Right under the Plan will be the date on which the Stock Appreciation Right is awarded by the

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Committee or such other future date as the Committee shall determine in its sole discretion. No Stock Appreciation Right shall be exercisable on or after the tenth anniversary of its grant date. Stock Appreciation Rights shall be evidenced by an Award Agreement, whether as part of the Award Agreement governing the terms of the Options, if any, to which such Stock Appreciation Right relates or pursuant to a separate Award Agreement with respect to Freestanding SARs, in each case containing such provisions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters.
8.1.2.
Exercise Period and Exercisability. The period during which a Stock Appreciation Right may be exercised shall be determined by the Committee; provided, however, that no Stock Appreciation Right shall be exercised later than ten years after its date of grant. The Committee shall determine whether a Stock Appreciation Right shall become exercisable in cumulative or non- cumulative installments and in part or in full at any time. Stock Appreciation Rights granted in tandem with an Option shall become exercisable on the same date or dates as the Options with which such Stock Appreciation Rights are associated become exercisable. Stock Appreciation Rights that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares of Stock and may be exercised only with respect to the shares of Stock for which the related Option is then exercisable.
8.1.3.
Settlement. Subject to Section 13, upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment in the form, determined by the Committee, of cash or shares of Stock having a Fair Market Value equal to such cash amount, or a combination of shares of Stock and cash having an aggregate value equal to such amount, determined by multiplying:
8.1.3.1.
any increase in the Fair Market Value of one share of Stock on the exercise date over the price fixed by the Committee on the grant date of such Stock Appreciation Right, which may not be less than the Fair Market Value of a share of Stock on the grant date of such Stock Appreciation Right, by
8.1.3.2.
the number of shares of Stock with respect to which the Stock Appreciation Right is exercised;

provided, however, that on the grant date, the Committee may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a Stock Appreciation Right.

9.
DEFERRED SHARE UNITS
9.1.1.
Grant. Freestanding Deferred Share Units may be granted to Participants at such time or times as shall be determined by the Committee without regard to any election by the Participant to defer receipt of any compensation or bonus amount payable to him. The grant date of any freestanding Deferred Share Unit under the Plan will be the date on which such freestanding Deferred Share Unit is awarded by the Committee or on such other future date as the Committee shall determine in its sole discretion. In addition, on fixed dates established by the Committee and subject to such terms and conditions as the Committee shall determine, the Committee may permit a Participant to elect to defer receipt of all or a portion of his annual compensation and/or annual incentive bonus (“Deferred Annual Amount”) payable by the Company or a Subsidiary and any other Award (“Deferred Award”) and receive in lieu thereof an Award of elective Deferred Share Units (“Elective Deferred Share Units”) equal to, in the case of a Deferred Annual Amount, the greatest whole number which may be obtained by dividing (i) the amount of the Deferred Annual Amount, by (ii) the Fair Market Value of one share of Stock on the date of payment of such compensation and/or annual bonus or, in the case of a Deferred Award under the Plan, the number of shares of Stock subject to the Deferred Award. Each Award of Deferred Share Units shall be evidenced by an Award Agreement that shall specify (x) the number of shares of Stock to which the Deferred Share Units pertain, (y) the time and form of payment of the Deferred Share Units and (z) such terms and conditions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters and such provisions as may be required pursuant to Section 409A of the Code. Upon the grant of Deferred Share Units pursuant to the Plan, the Company shall establish a notional account for the Participant and will record in such account the number of Deferred Share Units awarded to the Participant. No shares of Stock will be issued to the Participant at the time an award of Deferred Share Units is granted. Deferred Share Units may become payable on a Change in Control, Termination of Service or on a specified date or dates set forth in the Award Agreement evidencing such Deferred Share Units.
9.1.2.
Rights as a Stockholder. The Committee shall determine whether and to what extent Dividend Equivalents will be credited to the account of, or paid currently to, a Participant receiving an Award of Deferred Share Units. Unless otherwise provided by the Committee at or after the grant date, (i) any cash dividends or distributions credited to the Participant’s account shall be deemed to have been invested in additional Deferred Share Units on the record date established for the related dividend or distribution in an amount equal to the greatest whole number which may be obtained by dividing (A) the value of such dividend or distribution on the record date by (B) the Fair Market Value of one share of Stock on such date, and such additional Deferred Share Unit shall be subject to the same terms and conditions as are applicable in respect of the Deferred Share Unit with respect to which such dividends or distributions were payable, and (ii) if any such dividends or distributions are paid in shares of Stock or other securities, such shares and other securities shall be subject to the same vesting, performance and other restrictions as apply to the Deferred Share Unit with respect to which they were paid. A Participant shall not have any rights as a stockholder in respect of Deferred Share Units awarded pursuant to the Plan (including, without limitation, the right to vote on any matter submitted to the Company’s stockholders) until such

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time as the shares of Stock attributable to such Deferred Share Units have been issued to such Participant or his beneficiary.
9.1.3.
Vesting. Unless the Committee provides otherwise at or after the grant date, the portion of each Award of Deferred Share Units that consists of freestanding Deferred Share Units, together with any Dividend Equivalents credited with respect thereto, will be subject to a Restriction Period. Except as otherwise determined by the Committee at the time of grant, and subject to the Participant’s continued Service with his or her Employer on such date, the Restriction Period with respect to Deferred Share Units shall lapse as provided in the Participant’s Award Agreement. In its discretion, the Committee may establish performance-based vesting conditions with respect to Awards of Deferred Share Units (in lieu of, or in addition to, time-based vesting) based on one more of the Performance Goals. The portion of each Award of Deferred Share Units that consists of Elective Deferred Share Units, together with any Dividend Equivalents credited with respect thereto, need not be subject to any Restriction Period and may be non-forfeitable.
9.1.4.
Further Deferral Elections. A Participant may elect to further defer receipt of shares of Stock issuable in respect of Deferred Share Units or other Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee’s approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months before the prior settlement date of such Deferred Share Units (or any such installment thereof) whether pursuant to this Section 9 or Section 13 and must defer settlement for at least five years. A further deferral opportunity is not required to be made available to all Participants, and different terms and conditions may apply with respect to the further deferral opportunities made available to different Participants.
9.1.5.
Settlement. Subject to this Section 9 and Section 13, upon the date specified in the Award Agreement evidencing the Deferred Share Units for each such Deferred Share Unit the Participant shall receive, in the Committee’s discretion, (i) a cash payment equal to the Fair Market Value of one share of Stock as of such payment date, (ii) one share of Stock or (iii) any combination of cash and shares of Stock.
10.
OTHER STOCK-BASED AWARDS

Generally. The Committee is authorized to make Awards of other types of equity-based or equity-related awards (“Stock-Based Awards”) not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions as the Committee shall determine. All Stock-Based Awards shall be evidenced by an Award Agreement. Such Stock-Based Awards may be granted as an inducement to enter the employ of the Company or any Subsidiary or in satisfaction of any obligation of the Company or any Subsidiary to an officer or other key employee, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Stock-Based Awards may entail the transfer of actual share of Stock, or payment in cash or otherwise of amounts based on the value of share of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States. The terms of any other Stock-Based Award need not be uniform in application to all (or any class of) Participants, and each other Stock-Based award granted to any Participant (whether or not at the same time) may have different terms.

11.
DIVIDEND EQUIVALENTS

Generally. Dividend Equivalents may be granted to Participants at such time or times as shall be determined by the Committee. Dividend Equivalents may be granted in tandem with other Awards other than Options or SARs, in addition to other Awards, or freestanding and unrelated to other Awards. The grant date of any Dividend Equivalents under the Plan will be the date on which the Dividend Equivalent is awarded by the Committee, or such other date as the Committee shall determine in its sole discretion. Dividend Equivalents shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Award, if any, to which such Dividend Equivalent relates, or pursuant to a separate Award Agreement with respect to freestanding Dividend Equivalents, in each case, containing such provisions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. Notwithstanding anything herein to the contrary, in no event will dividends or Dividend Equivalents be paid to a Participant with respect to an Award unless and until the date such Award becomes vested.

12.
TERMINATION OF EMPLOYMENT OR SERVICE.
12.1.1.
Subject to the requirements of the Code, all of the terms relating to the exercise, cancellation or other disposition of an Award upon a termination of employment with or service to the Company of the Participant, whether due to disability, death or under any other circumstances, shall be determined by the Committee.
12.1.2.
Termination in Connection with a Change in Control. Notwithstanding anything to the contrary in this Section 12, Section 13 shall determine the treatment of Awards upon a Change in Control.
13.
CHANGE IN CONTROL
13.1.1.
Change in Control. Unless otherwise determined by the Committee, as otherwise provided in an Award Agreement, or as

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provided in Section 13(b) or 13(d), in the event of a Change in Control,
13.1.1.1.
no cancellation, termination, acceleration of exercisability or vesting, lapse of any Restriction Period or settlement or other payment shall occur with respect to any such outstanding Awards, provided that such outstanding Awards shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted Award, an “Alternative Award”) by the New Employer, provided that any Alternative Award must:
13.1.1.1.1.
be based on shares of Stock that are traded on an established U.S. securities market or such other equity securities as are received by the holders of Stock in the Change in Control transaction;
13.1.1.1.2.
provide the Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment; provided, however, that Performance Awards may be exchanged for time-based Alternative Awards, with performance deemed satisfied at a level determined by the Committee as of the Change in Control;
13.1.1.1.3.
have substantially equivalent economic value to such Award (determined at the time of the Change in Control), it being understood that the economic value of any Option or SAR need not reflect any value other than the spread value of the Award at such time;
13.1.1.1.4.
not cause the Award to become subject to any additional taxes, interest or penalties imposed by Section 409A of the Code; and
13.1.1.1.5.
have terms and conditions which provide that in the event that the Participant’s employment is terminated without Cause or the Participant resigns for Good Reason within 24 months after the occurrence of a Change in Control:
13.1.1.1.5.1.
all outstanding Awards other than Performance Awards held by a terminated Participant shall become vested and exercisable and the Restriction Period on all such outstanding Service Awards shall lapse; and
13.1.1.1.5.2.
each outstanding Performance Award held by a terminated Participant with a Performance Cycle in progress at the time of both the Change in Control and the Termination of Service, shall be deemed to be earned and become vested and/or paid out in an amount equal to the product of (x) such Participant’s target award opportunity with respect to such Award for the Performance Cycle in question and (y) the greater of the percentage of Performance Goals (which Performance Goals shall be prorated, if necessary or appropriate, to reflect the portion of the Performance Cycle that has been completed) achieved as of the date of the Change in Control and as of the last day of the fiscal quarter ended on or immediately prior to the date of Termination of Service. The portion of any Performance Award that does not vest in accordance with the preceding sentence shall immediately be forfeited and canceled without any payment therefore.
13.1.1.1.5.3.
Payments. To the extent permitted under Section 15(n), all amounts payable hereunder shall be payable in full, as soon as reasonably practicable, but in no event later than 10 business days, following termination.
13.1.1.2.
subject to Section 13(b), if no Alternative Awards are available or in the event of a Change in Control in which all of the Stock is exchanged for or converted into cash or the right to receive cash, then immediately prior to the consummation of the transaction constituting the Change in Control, (A) all unvested Awards (other than Performance Awards) shall vest and the Restriction Period on all such outstanding Awards shall lapse; (B) each outstanding Performance Award with a Performance Cycle in progress at the time of the Change in Control shall be deemed to be earned and become vested and/or paid out in an amount equal to the product of (x) such Participant’s target award opportunity with respect to such Award for the Performance Cycle in question and (y) the percentage of Performance Goals achieved as of the date of the Change in Control (which Performance Goals shall be pro-rated or adjusted, if necessary or appropriate, to reflect the portion of the Performance Cycle that has been completed), and all other Performance Awards shall lapse and be canceled and forfeited upon consummation of the Change in Control; and (C) shares of Stock underlying all Restricted Stock, Restricted Stock Units, Performance Awards, Deferred Share Units and other Stock-Based Awards that are vested or for which the Restriction Period has lapsed (as provided in this Section 13(a) or otherwise) shall be issued or released to the Participant holding such Award.
13.1.1.3.
subject to Section 13(b), in the event of a Change in Control pursuant to which shares of Stock are exchanged for a combination of (i) the securities of another corporation or other entity and (ii) cash or property other than the

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securities of another corporation or other entity, then the Committee, as constituted prior to the Change in Control, may determine in its sole discretion that some or all of the Awards shall be assumed or substituted in accordance with Section 13(a)(i), and any remaining portion of the Award shall be surrendered and cancelled in exchange for a cash payment in accordance with Section 13(a)(ii).
13.1.2.
Section 409A. Notwithstanding anything in Section 13(a), if with respect to any Specified Award an Alternative Award would be deemed a non-compliant material modification (as defined in Section 409A of the Code) of such Award or would otherwise violate Section 409A, then no Alternative Award shall be provided and such Award shall instead be treated as provided in Section 13(a)(ii) or as otherwise provided in the Award Agreement.
13.1.3.
Termination Without Cause Prior to a Change in Control. Unless otherwise determined by the Committee at or after the time of grant, any Participant whose employment or service is terminated without Cause within 3 months prior to the occurrence of a Change in Control shall be treated, solely for the purposes of this Plan (including, without limitation, this Section 13) as continuing in the Company’s employment or service until the occurrence of such Change in Control, and to have been terminated immediately thereafter.
13.1.4.
Committee Discretion. Notwithstanding anything in this Section 13 to the contrary, except as otherwise provided in an Award Agreement, if the Committee as constituted immediately prior to the Change in Control determines in its sole discretion, then all Awards shall be canceled in exchange for a cash payment equal to (x)(A) in the case of Option and SAR Awards that are vested (as provided in Section 13(a) or otherwise), the excess, if any, of the Change in Control Price over the exercise price for such Option or SAR and (B) in the case of all other Awards that are vested or for which the Restriction Period has lapsed (as provided in Section 13(a) or otherwise), the Change in Control Price, multiplied by (y) the aggregate number of shares of Stock covered by such Award, provided, however, that no Specified Award shall be cancelled in exchange for a cash payment unless such payment may be made without the imposition of any additional taxes or interest under Section 409A of the Code. For the avoidance of doubt, the prior sentence authorizes the Committee to provide for the cancellation for no consideration of any Option or SAR Award that has an exercise price that is equal to or higher than the Change in Control Price. The Committee may, in its sole discretion, accelerate the exercisability or vesting or lapse of any Restriction Period with respect to all or any portion of any outstanding Award immediately prior to the consummation of the transaction constituting the Change in Control, provided, however, that no such acceleration or vesting or lapse may be exercised with respect to any Specified Award to the extent that such exercise would result in the imposition of any additional tax, interest or penalty under Section 409A of the Code.
14.
EFFECTIVE DATE, AMENDMENT, MODIFICATION, AND TERMINATION OF THE PLAN

The Plan shall be effective on the Adoption Date, subject to the occurrence of the Effective Date, and shall continue in effect, unless sooner terminated pursuant to this Section 14, until the tenth anniversary of the Effective Date. The Board or the Committee may at any time in its sole discretion, for any reason whatsoever, terminate or suspend the Plan, and from time to time, subject to obtaining any regulatory approval, including that of a stock exchange on which the Stock is then listed, if applicable, may amend or modify the Plan; provided that without the approval by a majority of the votes cast at a duly constituted meeting of shareholders of the Company, no amendment or modification to the Plan may (i) materially increase the benefits accruing to Participants under the Plan, (ii) except as otherwise expressly provided in Section 4(e), increase the number of shares of Stock subject to the Plan, (iii) modify the class of persons eligible for participation in the Plan, (iv) allow Options or Stock Appreciation Rights to be issued with an exercise price or reference price below Fair Market Value on the date of grant (v) extend the term of any Award granted under the Plan beyond its original expiry date or (vi) materially modify the Plan in any other way that would require shareholder approval under any regulatory requirement that the Committee determines to be applicable, including, without limitation, the rules of any exchange on which the Stock is then listed. Notwithstanding any provisions of the Plan to the contrary, neither the Board nor the Committee may, without the consent of the affected Participant, amend, modify or terminate the Plan in any manner that would adversely affect any Award theretofore granted under the Plan or result in the imposition of an additional tax, interest or penalty under Section 409A of the Code.

15.
GENERAL PROVISIONS
15.1.1.
Withholding. The Employer shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any amount of taxes required by law to be withheld in respect of Awards under this Plan as may be necessary in the opinion of the Employer to satisfy tax withholding required under the laws of any country, state, province, city or other jurisdiction, including but not limited to income taxes, capital gains taxes, transfer taxes, and social security contributions that are required by law to be withheld. In the case of payments of Awards in the form of Stock, at the Committee’s discretion, the Participant shall be required to either pay to the Employer the amount of any taxes required to be withheld with respect to such Stock or, in lieu thereof, the Employer shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Stock whose Fair Market Value equals such amount required to be withheld, provided, however, that in the event that the Company withholds shares of Stock issued or issuable to the Participant to satisfy the withholding taxes, the Company shall withhold a number of whole shares of Stock having a Fair Market Value, determined as of the date of withholding, not in excess of such amount as may be necessary to avoid liability award accounting; and provided, further, that with respect to any Specified Award, in no event shall shares of Stock or other amounts receivable under a Specified Award be withheld pursuant to this Section 15(a)

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(other than upon or immediately prior to settlement in accordance with the Plan and the applicable Award Agreement) other than to pay taxes imposed under the U.S. Federal Insurance Contributions Act (FICA) and any associated U.S. federal withholding tax imposed under Section 3401 of the Code and in no event shall the value of such shares of Stock or other amounts receivable under a Specified Award (other than upon or immediately prior to settlement) exceed the amount of the tax imposed under FICA and any associated U.S. federal withholding tax imposed under Section 3401 of the Code. The Participant shall be responsible for all withholding taxes and other tax consequences of any Award granted under this Plan.
15.1.2.
Nontransferability of Awards. Except as provided herein or in an Award Agreement, no Award may be sold, assigned, transferred, pledged, hedged or otherwise encumbered except by will or the laws of descent and distribution; provided that the Committee may permit (on such terms and conditions as it shall establish) a Participant to transfer an Award for no consideration to the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (“Permitted Transferees”). A Participant may not enter into any transaction which hedges or otherwise transfers the risk of price movements with regard to the Stock subject to any unvested or unearned Award. No amendment to the Plan or to any Award shall permit transfers other than in accordance with the preceding sentence. Any attempt by a Participant to sell, assign, transfer, pledge, hedge or encumber an Award without complying with the provisions of the Plan shall be void and of no effect. Except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, his or her Permitted Transferee(s). The rights of a Permitted Transferee shall be limited to the rights conveyed to such Permitted Transferee, who shall be subject to and bound by the terms of the agreement or agreements between the Participant and the Company.
15.1.3.
No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its Employees, in cash or property, in a manner which is not expressly authorized under the Plan.
15.1.4.
No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. The grant of an Award hereunder, and any future grant of Awards under the Plan is entirely voluntary, and at the complete discretion of the Company. Neither the grant of an Award nor any future grant of Awards by the Company shall be deemed to create any obligation to grant any further Awards, whether or not such a reservation is explicitly stated at the time of such a grant. The Plan shall not be deemed to constitute, and shall not be construed by the Participant to constitute, part of the terms and conditions of employment and participation in the Plan shall not be deemed to constitute, and shall not be deemed by the Participant to constitute, an employment or labor relationship of any kind with the Company. The Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein and in any agreement entered into with respect to an Award. The Company expressly reserves the right to require, as a condition of participation in the Plan, that Award recipients agree and acknowledge the above in writing. Further, the Company expressly reserves the right to require Award recipients, as a condition of participation, to consent in writing to the collection, transfer from the Employer to the Company and third parties, storage and use of personal data for purposes of administering the Plan.
15.1.5.
No Rights as Shareholder. Subject to the provisions of the applicable Award contained in the Plan and in the Award Agreement, no Participant, Permitted Transferee or Designated Beneficiary shall have any rights as a shareholder with in respect to any shares of Stock to be distributed under the Plan until he or she has become the holder thereof.
15.1.6.
Forfeiture, Cancellation or “Clawback” of Awards under Applicable Laws, Regulations or Company Policy. The Company may cancel or reduce, or require a Participant to forfeit and disgorge to the Company or reimburse the Company for, any Awards granted or vested and any gains earned or accrued, due to the exercise, vesting or settlement of Awards or sale of any Stock issued pursuant to an Award under the Plan, to the extent permitted or required by, or pursuant to any Company policy implemented as required by, applicable law, regulation or stock exchange rule in effect on or after the Effective Date. Awards granted under the Plan (and gains earned or accrued in connection with Awards or the sale of any Stock issued pursuant to Awards under the Plan) shall also be subject to such generally applicable policies as to forfeiture and recoupment as may be adopted by the Committee from time to time and communicated to Participants. Any such policies may (in the discretion of the Committee) be applied to outstanding Awards at the time of adoption of such policies, or on a prospective basis only.
15.1.7.
Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware (without reference to the principles of conflicts of law or choice of law that might otherwise refer the construction or interpretation of this Plan to the substantive laws of another jurisdiction).
15.1.8.
Rules of Construction. Whenever the context so requires, the use of the masculine gender shall be deemed to include the

86	GOGO INC.	2026 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

feminine and vice versa, and the use of the singular shall be deemed to include the plural and vice versa. That this plan was drafted by the Company shall not be taken into account in interpreting or construing any provision of this Plan.
15.1.9.
Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Awards thereunder, and any obligations of the Company under the Plan, shall be subject to all applicable federal, state, and foreign country laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Stock is listed. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Stock or other required action under any federal, state or foreign country law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Stock in violation of any such laws, rules, or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards. Neither the Company nor its directors or officers shall have any obligation or liability to a Participant with respect to any Award (or Stock issuable thereunder) that shall lapse because of such postponement.
15.1.10.
Deferrals. Subject to the requirements of Section 409A of the Code, the Committee may postpone the exercising of Awards, the issuance or delivery of Stock under, or the payment of cash in respect of, any Award or any action permitted under the Plan, upon such terms and conditions as the Committee may establish from time to time. Subject to the requirements of Section 409A of the Code, a Participant may electively defer receipt of the shares of Stock or cash otherwise payable in respect of any Award (including, without limitation, any shares of Stock issuable upon the exercise of an Option other than an Incentive Stock Option) upon such terms and conditions as the Committee may establish from time to time.
15.1.11.
Limitation on Liability; Indemnification. No member of the Board or Committee, and none of the chief executive officer or any other delegate or agent of the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and each person who is or shall have been a member of the Board or Committee, the chief executive officer and each delegate or agent of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be made a party or in which he or she may be involved in by reason of any action taken or failure to act under the Plan to the full extent permitted by law, except as otherwise provided in the Company’s Certificate of Incorporation and/or Bylaws, and under any directors’ and officers’ liability insurance that may be in effect from time to time. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.
15.1.12.
Amendment of Award. In the event that the Committee shall determine that such action would, taking into account such factors as it deems relevant, be beneficial to the Company, the Committee may affirmatively act to amend, modify or terminate any outstanding Award at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, change the date or dates as of which (A) an Option or Stock Appreciation Right becomes exercisable, (B) a Performance Share or Performance Unit is deemed earned, or (C) Restricted Stock, Restricted Stock Units, Deferred Share Units and other Stock-Based Awards becomes nonforfeitable, except that no outstanding Option may be amended or otherwise modified or exchanged (other than in connection with a transaction described in Section 4(e)) in a manner that would have the effect of reducing its original exercise price or otherwise constitute repricing. Any such action by the Committee shall be subject to the Participant’s consent if the Committee determines that such action would adversely affect the Participant’s rights under such Award, whether in whole or in part. Notwithstanding anything to the contrary contained herein, the Committee may, in its sole discretion, accelerate the exercisability or vesting or lapse of any Restriction Period with respect to all or any portion of any outstanding Award at any time. Notwithstanding any provisions of the Plan to the contrary, the Committee may not, without the consent of the affected Participant, amend, modify or terminate an outstanding Award or exercise any discretion in any manner that would result in the imposition of an additional tax, interest or penalty under Section 409A of the Code.
15.1.13.
409A Compliance. The Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Section 409A of the Code. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to Section 409A of the Code. In the case of any Specified Award that may be treated as payable in the form of “a series of installment payments,” as defined in Treasury Regulation Section 1.409A-2(b)(2)(iii), a Participant’s or Designated Beneficiary’s right to receive such payments shall be treated as a right to receive a series of separate payments for purposes of such Treasury Regulation. Notwithstanding the foregoing, neither the Company nor the Committee, nor any of the Company’s directors, officers or employees shall have any liability to any person in the event Section 409A of the Code applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees. Notwithstanding any provision of this Plan or any Award Agreement to the contrary, the Board or the

2026 PROXY STATEMENT	GOGO INC.	87

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Committee may unilaterally amend, modify or terminate the Plan or any outstanding Award, including but not limited to changing the form of Award or the exercise price of any Option or SAR, if the Board or Committee determines, in its sole discretion, that such amendment, modification or termination is necessary or advisable to comply with applicable U.S. law, as a result of changes in law or regulation or to avoid the imposition of an additional tax, interest or penalty under Section 409A of the Code.
15.1.14.
Certain Provisions Applicable to Specified Employees. Notwithstanding the terms of this Plan or any Award Agreement to the contrary, if at the time of Participant’s Termination of Service he or she is a “specified employee” within the meaning of Section 409A of the Code, any payment of any “nonqualified deferred compensation” amounts (within the meaning of Section 409A of the Code and after taking into account all exclusions applicable to such payments under Section 409A of the Code) required to be made to the Participant upon or as a result of the Termination of Service (as defined in Section 409A) shall be delayed until after the six-month anniversary of the Termination of Service to the extent necessary to comply with and avoid the imposition of taxes, interest and penalties under Section 409A of the Code. Any such payments to which he or she would otherwise be entitled during the first six months following his or her Termination of Service will be accumulated and paid without interest on the first payroll date after the six-month anniversary of the Termination of Service (unless another Section 409A-compliant payment date applies) or within thirty days thereafter. These provisions will only apply if and to the extent required to avoid the imposition of taxes, interest and penalties under Section 409A of the Code.
15.1.15.
No Impact on Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy or program.
15.1.16.
No Constraint on Corporate Action. Nothing in this Plan shall be construed (a) to limit, impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (b) to limit the right or power of the Company, or any Subsidiary, to take any action which such entity deems to be necessary or appropriate.
15.1.17.
Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

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88	GOGO INC.	2026 PROXY STATEMENT

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Gogo Inc. Annual Meeting of Stockholders For Stockholders of record as of April 6, 2026 Thursday, May 28, 2026 9:00 AM, Mountain Time Annual Meeting to be held live via the internet - please visit www.proxydocs.com/GOGO for more details Internet: www.proxypush.com/GOGO • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-966-1388 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 11:59 PM, Eastern Time, May 27, 2026. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Crystal L. Gordon and Zachary Cotner (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Gogo Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Gogo Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4 PROPOSAL YOUR VOTE 1. Election of the three directors named in this proxy statement 1.01 Hugh W. Jones 1.02 Oakleigh Thorne 1.03 Charles C. Townsend 2. Advisory vote approving executive compensation 3. Approval of the Amended and Restated 2024 Omnibus Equity Incentive Plan 4. Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the 2026 fiscal year 5. Transaction of any other business that may properly be brought before the Annual Meeting. FOR WITHHOLD FOR AGAINST ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR FOR FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/GOGO Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date